As filed with the Securities and Exchange Commission on December 4, 2001

                               File Nos. 33-12113
                                    811-5028

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           Registration Statement Under the Securities Act of 1933           /X/

                       Post-Effective Amendment No. 63                       /X/

                                       and

       Registration Statement Under the Investment Company Act of 1940       /X/

                              Amendment No. 74                               /X/


                                   PIMCO FUNDS
               (Exact Name of Registrant as Specified in Charter)

                            840 Newport Center Drive
                         Newport Beach, California 92660
               (Address of Principal Executive Offices) (Zip Code)
               Registrant's Telephone Number, including area code:
                                 (949) 720-6533

           Robert W. Helm, Esq.           R. Wesley Burns
           Dechert Price & Rhoads         Pacific Investment Management Company
           1775 Eye Street, N.W.          840 Newport Center Drive, Suite 300
           Washington, D.C.  20006        Newport Beach, California 92660

                     (Name and Address of Agent for Service)

     It is proposed that this filing will become effective (check appropriate box):

 / X /  Immediately upon filing pursuant to paragraph (b)          /  /  On (date) pursuant to paragraph (b)
 /  /   60 days after filing pursuant to paragraph (a)(1)          /  /  On (date) pursuant to paragraph (a)(1)
 /  /   75 days after filing pursuant to paragraph (a)(2)          /  /  On (date) pursuant to paragraph (a)(2) of Rule 485

     If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously-filed post-effective amendment.







                                EXPLANATORY NOTE

     This Amendment to the Registration Statement of PIMCO Funds: Pacific Investment Management Series (the "Trust") on Form N-1A (File No. 33-12113) is being filed to add a series to the Trust, the Liquid Assets Fund, and to make other non-material changes. This Amendment does not affect the currently effective prospectuses for any other series or class thereof of the Trust's shares.



PIMCO Funds Prospectus

Pacific
Investment
Management
Series

December 4, 2001


--------------------------------------------------------------------------------
Liquid Assets Fund






This cover is not part of the Prospectus




PIMCO Fund Prospectus


PIMCO Funds:
Pacific Investment
Management Series

December 4, 2001

This prospectus describes the PIMCO Liquid Assets Fund (the "Fund"), a mutual fund offered by PIMCO Funds: Pacific Investment Management Series. The Fund provides access to the professional investment advisory services offered by Pacific Investment Management Company LLC ("PIMCO"). As of September 30, 2001, PIMCO managed approximately $234.9 billion in assets. The firm's institutional heritage is reflected in the Fund offered in this prospectus.

This prospectus explains what you should know about the Fund before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.





Table of Contents

 Summary Information....................................................  3
 Fund Summary ..........................................................  5
 Summary of Principal Risks.............................................  7
 Management of the Fund.................................................  7
 Investment Options.....................................................  8
 Purchases, Redemptions and Exchanges...................................  9
 How Fund Shares Are Priced............................................. 12
 Fund Distributions..................................................... 12
 Tax Consequences....................................................... 12
 Characteristics and Risks of Securities and Investment Techniques...... 13
 Appendix A-Description of Securities Ratings...........................A-1





Summary Information

The table below summarizes certain investment characteristics of the Fund. Other important characteristics are described in the Fund Summary beginning on page 5. Following the table are certain key concepts which are used throughout the prospectus.

                                                                                                    Non-U.S.
                                                                                                    Dollar
  Fund                        Main          Average Portfolio                Credit              Denominated
                           Investments         Maturity                     Quality(1)           Securities(2)
-----------------------------------------------------------------------------------------------------------------------
  Liquid Assets           Money market      Less than or equal to 90 days   Min 95% Aaa or Prime 1;        0%
                          instruments       dollar-weighted average         Less than or equal to
                                            maturity                        5% Aa or Prime 2
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

(1) As rated by Moody's Investors Service, Inc., or equivalently rated by Standard & Poors Ratings Service, or if unrated, determined by PIMCO to be of comparable quality.

(2) The Fund may invest beyond this limit in U.S. dollar-denominated securities of non-U.S. issuers.

Fixed Income              The Fund invests its assets in "Fixed Income Instruments," which as used in this prospectus includes:
Instruments
                          o  securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
                          o  corporate debt securities of U.S. and non-U.S. issuers, including corporate commercial paper;
                          o  mortgage-backed securities;
                          o  inflation-indexed bonds issued both by governments and corporations;
                          o  bank certificates of deposit, fixed time deposits and bankers' acceptances;
                          o  repurchase agreements;
                          o  debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
                          o  obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
                          o  obligations of international agencies or supranational entities.

Maturity                  The Fund is required to maintain a dollar-weighted average portfolio maturity appropriate to the objective of maintaining a stable net asset value per share.  The Fund is subject to certain requirements that provide that it may not acquire any instrument having a remaining maturity of greater than 397 calendar days, and may not maintain a dollar-weighted average portfolio maturity of more than 90 days.

Credit Ratings            In this prospectus, references are made to credit ratings of debt securities which measure an issuer's expected ability to pay principal and interest over time.  Credit ratings are determined by rating organizations, such as Standard & Poor's Ratings Service ("S&P") or Moody's Investors
                          Service, Inc. ("Moody's").  The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by PIMCO:

                          o  high quality
                          o  investment grade

                         For  a  further  description  of  credit  ratings,  see
                    "Appendix A-Description of Securities Ratings."





Summary Information (continued)

Fund Description,       The following summary identifies the Fund's investment objective, principal investments and
Performance and         strategies, principal risks, performance information and fees and expenses.  A more detailed
Fees                    "Summary of Principal Risks" describing principal risks of investing in the Fund begins after the
                        Fund Summary.

                        It is possible to lose money on investments in the Fund.

                        An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit
                        Insurance Corporation or any other government agency.



                 PIMCO Liquid Assets Fund

----------------------------------------------------------------------------------------------------------------------------------
Principal              Investment Objective                         Fund Focus                       Credit Quality
Investments and        Seeks maximum current income, consistent     Money market instruments         Minimum 95% rated Aaa or
Strategies             with preservation of capital and daily                                        Prime 1; Less than or equal to
                       liquidity                                    Average Portfolio Maturity       5% Aa or Prime 2
                                                                    Less than or equal to 90 days
                                                                    dollar-weighted
                                                                    average maturity
                                                                                                     Dividend Frequency
                                                                                                     Declared daily and
                                                                                                     distributed monthly

                    The Fund seeks to achieve its investment objective by investing at least 95% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations. The Fund also may invest up to 5% of its total assets in money market securities that are in the second-highest rating category for short-term obligations. The Fund may only invest in U.S.
                    dollar-denominated securities that mature in 397 days or fewer from the date of purchase. The dollar-weighted average portfolio maturity of the Fund may not exceed 90 days. The
                    Fund attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so.

                    The Fund may  invest in the  following:  obligations  of the
                    U.S.     Government     (including    its    agencies    and
                    instrumentalities);  short-term corporate debt securities of domestic and foreign  corporations;  obligations of domestic and foreign commercial banks, savings banks, and savings and loan associations; and commercial paper. The Fund may invest
                    more  than  25%  of  its  total  assets  in   securities  or
                    obligations  issued  by U.S.  banks.  The  Fund may lend its portfolio securities to brokers, dealers and other financial institutions in order to earn income.

                    The Fund's investments will comply with applicable rules governing the quality, maturity and diversification of securities held by money market funds.

----------------------------------------------------------------------------------------------------------------------------------
Principal Risks        An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.  Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

                                o  Interest Rate Risk               o  Market Risk
                                o  Credit Risk                      o  Issuer Risk
                                o  Management Risk

                       Please see "Summary of Principal Risks" following the Fund Summary for a description of these and other risks of investing in the Fund.

------------------------------------------------------------------------------------------------------------------------------------
Performance            The Fund does not have a full calendar year of performance.  Thus, no bar chart or annual returns table
Information            is included for the Fund.




------------------------------------------------------------------------------------------------------------------------------------
Fees and Expenses      These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:
of the Fund
                       Shareholder Fees (fees paid directly from your investment)                            None

               Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                            Distribution                      Total Annual                   Net Fund
                              Advisory      and/or Service    Other           Fund Operating   Expense       Operating
               Fund           Fees          (12b-1) Fees      Expenses(1)     Expenses         Reduction(2)  Expenses
               ---------------------------------------------------------------------------------------------------------------------
               Liquid Assets   0.10%         None              1.57%           1.67%           (1.52)%       0.15%
               ---------------------------------------------------------------------------------------------------------------------

                (1) Other Expenses, which are based on estimated amounts for the initial fiscal year, reflect an Administrative Fee of 0.05%, organizational expenses and pro rata Trustee fees.

                (2) PIMCO has contractually  agreed,  for the Fund's first fiscal year, to reduce
                    Total Annual Fund  Operating  Expenses to the extent they would  exceed,  due to the  payment  of  organizational  expenses,  0.15% of  average  daily  net assets.  Under the  Expense  Limitation  Agreement,  PIMCO may  recoup  these waivers and  reimbursements  in future  periods,  not exceeding  three years, provided  total  expenses,  including  such  recoupment,  does not exceed the annual expense limit.

               Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds.  The Examples assume that you invest $10,000 for the time periods indicated, and then redeem all your shares at the end of those periods.  The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

               Fund                        Year 1                      Year 3
               ------------------------------------------------------------------------------------------------------------
               Liquid Assets               $15                         $48
               ------------------------------------------------------------------------------------------------------------

Summary of Principal Risks

The value of your investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Fund's portfolio as a whole are called "principal risks." The principal risks of the Fund are identified in the Fund Summary and are described in this section. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" appear in bold type. That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Fund, its investments and the related risks. There is no guarantee that the Fund will be able to achieve its investment objective.

Interest Rate Risk

As interest rates rise, the value of fixed income securities are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Credit Risk

The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

Management Risk

The Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO and the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Market Risk

The market price of securities may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Management of the Fund

Investment Adviser and Administrator

PIMCO serves as the investment adviser and the administrator (serving in its capacity as administrator, the "Administrator") for the Fund. Subject to the supervision of the Board of Trustees, PIMCO is responsible for managing the investment activities of the Fund and the Fund's business affairs and other administrative matters.

     PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of September 30, 2001, PIMCO had approximately $234.9 billion in assets under management.

Advisory Fees

The Fund pays PIMCO fees in return for providing investment advisory services. The Fund will pay monthly advisory fees to PIMCO at an annual rate (stated as a percentage of the average daily net assets of the Fund) of 0.10%.




Administrative Fees

The Fund pays for the administrative services it requires under a fee structure which is essentially fixed. Shareholders of the Fund pay an administrative fee to PIMCO, computed as a percentage of the Fund's assets. PIMCO, in turn, provides or procures administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Fund will pay PIMCO monthly administrative fees at an annual rate (stated as a percentage of the average daily net assets) of 0.05%.

Individual Portfolio Manager

The table below provides information about the portfolio manager responsible for management of the Fund, including his occupation for the past five years.

Fund                        Portfolio           Since   Recent Professional Experience
                            Manager
--------------------------------------------------------------------------------------------------------------------
Liquid Assets               Paul A. McCulley    *       Managing Director, PIMCO.  He has managed fixed income assets since joining PIMCO in 1999.  Prior to joining PIMCO, Mr. McCulley was associated with Warburg Dillon Read as a Managing Director from
                                                        1992-1999 and Head of Economic and Strategy Research for the Americas from
                                                        1995-1999, where he managed macro research world-wide.

___________________
* The Fund has not commenced operation as of the date of this prospectus.

Distributor

The Trust's Distributor is PIMCO Funds Distributors LLC, an indirect subsidiary of PIMCO Advisors L.P. The Distributor, located at 2187 Atlantic Street, Stamford CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

Investment Options

The Trust offers investors a single class of shares of the Fund in this prospectus.

     The Trust does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of shares of the Fund.

     o Arrangements with Service Agents. Shares of the Fund may be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Fund shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.




Purchases, Redemptions and Exchanges

Purchasing Shares

Investors may purchase shares of the Fund at the relevant net asset value ("NAV") of that class without a sales charge or other fee.

     Shares of the Fund are offered primarily through financial intermediary remarketers and certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Fund. Shares of the Fund are also offered for direct investment by institutional investors, including investment companies that may use the Fund as a cash sweep investment vehicle.

     Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and "wrap account" programs established with broker-dealers or financial intermediaries may purchase shares only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for the Fund and will not require the Fund to pay any type of administrative payment per participant account to any third party. Shares may be offered to clients of PIMCO and its affiliates, and to the benefit plans of PIMCO and its affiliates.

     o Investment Minimum. The minimum initial investment to purchase Fund shares is $100 million. The Trust and the Distributor may waive the minimum initial investment for investors at their discretion.

     o Timing of Purchase Orders and Share Price Calculations. A purchase order received by the Trust's transfer agent, National Financial Data Services ("Transfer Agent"), prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, on a day the Trust is open for business, together with payment made in one of the ways described below, will be effected at that day's NAV. An order received after the close of regular trading on the New York Stock Exchange will be effected at the NAV determined on the next business day. However, orders received by certain financial intermediaries on a business day prior to the close of regular trading on the New York Stock Exchange and communicated to the Transfer Agent prior to 9:00 a.m., Eastern time, on the following business day will be effected at the NAV determined on the prior business day. The Trust is generally "open for business" on each day the New York Stock Exchange is open for trading, which excludes the following holidays:
          New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

     o Initial Investment. Investors may open an account by completing and signing a Client Registration Application and mailing it to PIMCO Funds at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. A Client Registration Application may be obtained by calling 1-800-927-4648.

     Except as described below, an investor may purchase shares only by wiring federal funds to the Trust's Transfer Agent, National Financial Data Services, 330 West 9th Street, 4th Floor, Kansas City, Missouri 64105. Before wiring federal funds, the investor must telephone the Trust at 1-800-927-4648 to receive instructions for wire transfer and must provide the following information: name of authorized person, shareholder name, shareholder account number, name of Fund and share class, amount being wired, and wiring bank name.

     An investor may purchase shares without first wiring federal funds if the proceeds of the investment are derived from an advisory account the investor maintains with PIMCO or one of its affiliates, from surrender or other payment from an annuity, insurance, or other contract held by Pacific Life Insurance Company, or from an investment by broker-dealers, institutional clients or other financial intermediaries which have established a shareholder servicing relationship with the Trust on behalf of their customers.

     o Additional Investments. An investor may purchase additional shares of the Fund at any time by calling the Trust and wiring federal funds to the Transfer Agent as outlined above.

     o Other Purchase Information. Purchases of the Fund's shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

     The Trust and the Distributor each reserve the right, in its sole discretion, to suspend the offering of shares of the Fund or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

     The Trust and PIMCO each reserve the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

     Shares of the Fund are not qualified or registered for sale in all states. Investors should inquire as to whether shares of the Fund are available for offer and sale in the investor's state of residence. Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

     Subject to the approval of the Trust, an investor may purchase shares of the Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust's valuation policies. These transactions will be effected only if PIMCO intends to retain the security in the Fund as an investment. Assets purchased by the Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

     o Retirement Plans. Shares of the Fund are available for purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect the Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

Redeeming Shares

     o Redemptions by Mail. An investor may redeem (sell) Fund shares by submitting a written request to PIMCO Funds at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. The redemption request should state the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust's account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption.

     o Redemptions by Telephone or Other Wire Communication. An investor that elects this option on the Client Registration Application (or subsequently in writing) may request redemptions of shares by calling the Trust at 1-800-927-4648, by sending a facsimile to 1-949-725-6830, by sending an e-mail to shareholder.services@pimco.com, or by other means of wire communication. Investors should state the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed, the account number and the signature (which may be an electronic signature) of an authorized signatory. Redemption requests of an amount of $10 million or more may be initiated by telephone or by e-mail, but must be confirmed in writing by an authorized party prior to processing.

     In electing a telephone redemption, the investor authorizes PIMCO and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by PIMCO or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. Shareholders should realize that by electing the telephone, or wire or e-mail redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by telephone or e-mail when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing or via e-mail). All telephone transactions are recorded, and PIMCO or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Other Redemption Information."

     Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram, facsimile, e-mail or overnight courier.

     Defined   contribution  plan   participants  may  request   redemptions  by
contacting  the  employee  benefits  office,   the  plan  administrator  or  the
organization that provides recordkeeping services for the plan.

     o Timing of Redemption Requests and Share Price Calculations. A redemption request received by the Trust or its designee prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, is effective on that day. A redemption request received after that time becomes effective on the next business day. Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. The request must properly identify all relevant information such as account number, redemption amount (in dollars or shares), the Fund name, and must be executed or initiated by the appropriate signatories.

     o Other Redemption Information. Redemption proceeds will ordinarily be wired to the investor's bank within three business days after the redemption request, but may take up to seven business days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

     For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust's procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

     The Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $25,000,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $25,000,000.

     The Trust agrees to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Exchange Privilege

An investor may not exchange shares of the Fund for shares of any other fund or other series of the Trust.

How Fund Shares Are Priced

The NAV of the Fund's shares is determined by dividing the total value of the Fund's portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

     The Fund's securities are valued using the amortized cost method of valuation, which involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

     Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock
Exchange is open. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

     In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by PIMCO. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

Fund Distributions

The Fund distributes substantially all of its net investment income to shareholders in the form of dividends. A shareholder begins earning dividends on Fund shares the day after the Trust receives the shareholder's purchase payment. The Fund intends to declare dividends daily and distribute income to shareholders of record monthly.

     In addition, the Fund distributes net capital gains, if any, it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains, if any, may be paid more frequently.

     The Fund's dividend and capital gain distributions will automatically be reinvested in additional shares of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Client Registration Application or by submitting a written request, signed by the appropriate signatories, indicating the account number, Fund name(s) and wiring instructions. Shareholders do not pay any sales charges on shares received through the reinvestment of Fund distributions.

Tax Consequences

     o Taxes on Fund Distributions. A shareholder subject to U.S. federal income tax will be subject to tax on Fund distributions whether they are paid in cash or reinvested in additional shares of the Fund. For federal income tax purposes, Fund distributions will be taxable to the shareholder as either ordinary income or capital gains.

     Fund dividends (i.e., distributions of investment income) are taxable to shareholders as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long a shareholder has owned the shares. Distributions of gains from investments that Fund owned for more than one year will generally be taxable to shareholders as long-term capital gains. Distributions of gains from investments that the Fund owned for one year or less will generally be taxable as ordinary income.

     Fund distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund prior to the shareholder's investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution.

     o Taxes on Redemption or Exchanges of Shares. Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When a shareholder exchanges shares of the Fund for shares of another series, the transaction will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

     This section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Fund described under "Summary Information" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Fund from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Fund. As with any mutual fund, investors in the Fund rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Fund.

Securities Selection

In selecting securities for the Fund, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Fund's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

     PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into sectors such as: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

U.S. Government Securities

U.S. Government Securities are obligations of, or guaranteed by, the U.S.Government, its agencies or government-sponsored enterprises. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S.Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Municipal Bonds

Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Fund may invest include municipal lease obligations. The Fund may also invest in securities issued by entities whose underlying assets are municipal bonds.

Mortgage-Related Securities

The Fund may invest in mortgage-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

     The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The Fund may invest in floating rate debt instruments ("floaters"). While floaters provide a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

     The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Foreign (Non-U.S.) Securities

Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. Shareholders should consider carefully the substantial risks involved for Fund investments in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments.

     The Fund also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

Repurchase Agreements

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Borrowing

The Fund may borrow money to the extent permitted under the 1940 Act. This means that, in general, the Fund may borrow money from banks for any purpose on a secured basis in an amount up to 1/3 of the Fund's total assets. The Fund may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Fund's total assets.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund's other assets will decline in the value. Therefore, these transactions may result in a form of leverage and increase the Fund's overall investment exposure. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated to cover these positions.

Investment in Other Investment Companies

The Fund may invest up to 10% of its assets in securities of other investment companies, such as closed-end management investment companies, or in pooled accounts or other investment vehicles which invest in foreign markets. As a shareholder of an investment company, the Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.

     Subject to the restrictions and limitations of the 1940 Act, the Fund may elect to pursue its investment objective either by investing directly in securities, or by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives, policies and limitations as the Fund.

Illiquid Securities

The Fund may invest up to 10% of its net assets in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. The portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.
Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Objectives and Policies" in the Statement of Additional Information for details. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to a party arranging the loan.

Portfolio Turnover

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as "portfolio turnover." The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

Changes in Investment Objectives and Policies

The investment objective of the Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated, all other investment policies of the Fund may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of investment. The Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Other Investments and Techniques

The Fund may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Fund to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Fund.

Appendix A
Description of Securities Ratings

     The Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality). The percentage of the Fund's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

     High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

     Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by PIMCO.

     Below Investment Grade, High Yield Securities ("Junk Bonds") are those rated lower than Baa by Moody's or BBB by S&P and comparable securities. They are deemed predominately speculative with respect to the issuer's ability to repay principal and interest.

     Following  is  a  description  of  Moody's  and  S&P's  rating   categories
applicable to fixed income securities.

Moody's Investors Service, Inc.
Corporate and Municipal Bond Ratings

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

     Short-Term  Municipal  Bond Ratings

There are four rating categories for short-term municipal bonds that define an investment grade situation, which are listed below. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features.

     MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

     SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Standard & Poor's Ratings Service
Corporate and Municipal Bond Ratings

Investment Grade

     AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

     Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

     CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI: The rating CI is reserved for income bonds on which no interest is being paid.

     D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

     The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     N.R.: Not rated.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

     A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B: Issues rated B are regarded as having only speculative capacity for timely payment.

     C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

     A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

PIMCO Funds:
Pacific Investment
Management Series

--------------------------------------------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR
PIMCO, 840 Newport Center Drive, Suite 300,
Newport Beach, CA 92660


--------------------------------------------------------------------------------
CUSTODIAN
State Street Bank & Trust Co., 801 Pennsylvania,
Kansas City, MO 64105

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TRANSFER AGENT
National Financial Data Services, 330 W. 9th Street, 4th Floor,
Kansas City, MO 64105


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INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP, 1055 Broadway,
Kansas City, MO 64105


--------------------------------------------------------------------------------
LEGAL COUNSEL
Dechert Price & Rhoads 1775 Eye Street N.W.,
Washington, D.C. 20006
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The Trust's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Fund. The SAI and the financial statements included in the Fund's most recent annual report to shareholders are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You may get free copies of any of these materials, request other information about the Fund, or make shareholder inquiries by calling the Trust at 1-800-927-4648 or PIMCO Infolink Audio Response Network at 1-800-987-4626, or by writing to:

PIMCO Funds: Pacific
Investment Management Series
840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the Commission's Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, or by e-mailing your request to publicinfo@sec.gov.

Reference the Trust's Investment Company Act file number in your correspondence.


Investment Company Act file no. 811-5028



                                  PIMCO Funds:
                      Pacific Investment Management Series

                       Statement of Additional Information

     This Statement of Additional Information is not a prospectus, and should be read in conjunction with the prospectuses of PIMCO Funds: Pacific Investment Management Series, as supplemented from time to time. The Trust offers up to eight classes of shares of each of its Funds. Class A, Class B, and Class C shares of certain Funds are offered through the "Class A, B and C Prospectus" (dated November 15, 2001), Class A, B and C of the Municipal Bond Fund and Class A of the California Intermediate Municipal Bond Fund, California Municipal Bond Fund and New York Municipal Bond Fund are offered through the "Municipal Bond Prospectus" (dated July 31, 2001), Class D shares of the Funds are offered through the "Class D Prospectus" (dated July 31, 2001), Institutional Class and Administrative Class shares of the Funds are offered through the "Institutional Prospectus" (dated October 1, 2001), Institutional Class and Administrative Class shares of the Total Return Fund (dated July 31, 2001), Class A shares of the Total Return Fund (dated July 31, 2001) and shares of the Liquid Assets Fund (dated December 4, 2001) are each offered through a separate prospectus, as amended or supplemented from time to time (collectively, the "Prospectuses"). Additionally, Class J and Class K shares for certain Funds are offered solely to non-U.S. investors outside the United States. This information does not constitute an offer of Class J shares or Class K shares to any person who resides within the United States.

     Audited financial statements for the Trust, as of March 31, 2001, including notes thereto, and the reports of PricewaterhouseCoopers LLP thereon, are incorporated by reference from the Trust's March 31, 2001 Annual Reports. Copies of Prospectuses, Annual or Semi-Annual Reports, and the PIMCO Funds Shareholders' Guide for Class A, B and C Shares (the "Guide"), which is a part of this Statement of Additional Information, may be obtained free of charge at the addresses and telephone number(s) listed below.

         Institutional Prospectus and               Class A, B and C and Class D
         Annual and Semi-Annual Reports:            Prospectuses, Annual and
                                                    Semi-Annual Reports, and the
                                                    Guide:

         PIMCO Funds                                PIMCO Funds Distributors LLC
         840 Newport Center Drive                   2187 Atlantic Street
         Suite 300                                  Stamford, Connecticut 06902
         Newport Beach, California 92660            Telephone:  (800) 426-0107
         Telephone:  (800) 927-4648

December 4, 2001

                                TABLE OF CONTENTS

                                                                            Page


THE TRUST....................................................................

INVESTMENT OBJECTIVES AND POLICIES...........................................

         Municipal Bonds.....................................................
         Mortgage-Related and Other Asset-Backed Securities..................
         Bank Obligations....................................................
         Loan Participations.................................................
         Corporate Debt Securities...........................................
         High Yield Securities ("Junk Bonds")................................
         Participation on Creditors Committees...............................
         Variable and Floating Rate Securities...............................
         Inflation-Indexed Bonds.............................................
         Event-Linked Bonds..................................................
         Convertible Securities..............................................
         Warrants to Purchase Securities.....................................
         Foreign Securities..................................................
         Foreign Currency Transactions.......................................
         Foreign Currency Exchange-Related Securities........................
         Borrowing...........................................................
         Derivative Instruments..............................................
         Hybrid Instruments..................................................
         Delayed Funding Loans and Revolving Credit Facilities...............
         When-Issued, Delayed Delivery and Forward Commitment Transactions...
         Short Sales.........................................................
         Illiquid Securities.................................................
         Loans of Portfolio Securities.......................................
         Social Investment Policies..........................................

INVESTMENT RESTRICTIONS......................................................

         Fundamental Investment Restrictions.................................
         Non-Fundamental Investment Restrictions.............................
         Non-Fundamental Operating Policies Relating to the Sale of Shares
           of Total Return Fund in Japan.....................................

MANAGEMENT OF THE TRUST......................................................

         Trustees and Officers...............................................
         Compensation Table..................................................
         Investment Adviser..................................................
         Advisory Agreement..................................................
         Fund Administrator..................................................

DISTRIBUTION OF TRUST SHARES.................................................

         Distributor and Multi-Class Plan....................................
         Initial Sales Charge and Contingent Deferred Sales Charge...........
         Distribution and Servicing Plans for Class A, Class B and
             Class C Shares..................................................
         Payments Pursuant to Class A Plan...................................
         Payments Pursuant to Class B Plan...................................
         Payments Pursuant to Class C Plan...................................
         Distribution and Administrative Services Plans for
            Administrative Class Shares......................................
         Payments Pursuant to the Administrative Plans.......................
         Plan for Class D Shares.............................................
         Payments Pursuant to Class D Plan...................................
         Distribution and Servicing Plan for Class J and Class K Shares......
         Purchases, Exchanges and Redemptions................................

PORTFOLIO TRANSACTIONS AND BROKERAGE.........................................

         Investment Decisions and Portfolio Transactions.....................
         Brokerage and Research Services.....................................
         Portfolio Turnover..................................................

NET ASSET VALUE..............................................................

TAXATION ....................................................................

         Distributions.......................................................
         Sales of Shares.....................................................
         Backup Withholding..................................................
         Options, Futures and Forward Contracts, and Swap Agreements.........
         Short Sales.........................................................
         Passive Foreign Investment Companies................................
         Foreign Currency Transactions.......................................
         Foreign Taxation....................................................
         Original Issue Discount and Market Discount.........................
         Constructive Sales..................................................
         Non-U.S.Shareholders................................................
         Other Taxation......................................................

OTHER INFORMATION............................................................

         Capitalization......................................................
         Performance Information.............................................
         Calculation of Yield................................................
         Calculation of Total Return.........................................
         Potential College Cost Table........................................
         Voting Rights.......................................................
         The Reorganization of the PIMCO Money Market and Total
            Return II Funds.................................................
         The Reorganization of the PIMCO Global Bond Fund II................
         Code of Ethics.....................................................
         Custodian, Transfer Agent and Dividend Disbursing Agent............
         Independent Accountants............................................
         Counsel  ..........................................................
         Registration Statement.............................................
         Financial Statements...............................................

                                    THE TRUST

     PIMCO Funds (the "Trust") is an open-end management investment company ("mutual fund") consisting of separate investment portfolios (the "Funds"), including:

Money Market Fund                    High Yield Fund
Liquid Assets Fund                   Long-Term U.S. Government Fund
Short-Term Fund                      Long Duration Fund
Low Duration Fund                    Global Bond Fund
Low Duration Fund II                 Global Bond Fund II
Low Duration Fund III                Foreign Bond Fund
GNMA Fund                            Emerging Markets Bond Fund
Moderate Duration Fund               Short Duration Municipal Income Fund
Real Return Fund                     Municipal Bond Fund
Real Return Fund II                  California Intermediate Municipal Bond Fund
Real Return Asset Fund               California Municipal Bond Fund
Total Return Fund                    New York Municipal Bond Fund
Total Return Fund II                 Strategic Balanced Fund
Total Return Fund III                Convertible Fund
Total Return Mortgage Fund           European Convertible Fund
Commercial Mortgage Securities       StocksPLUS Fund
  Fund
Investment Grade Corporate Bond      StocksPLUS Short Strategy Fund
  Fund

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and general investment policies of each Fund are described in the Prospectuses. Additional information concerning the characteristics of certain of the Funds' investments is set forth below. The Strategic Balanced Fund invests all of its assets in the StocksPLUS and Total Return Funds. These Funds are referred to in this Statement as "Underlying Funds." By investing in Underlying Funds, the Strategic Balanced Fund may have an indirect investment interest in some or all of the securities and instruments described below depending upon how its assets are allocated between the Underlying Funds.

Municipal Bonds

     Each Fund may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. It is a policy of the Short Duration Municipal Income, Municipal Bond, California Intermediate Municipal Bond, California Municipal Bond, and New York Municipal Bond Funds (collectively, the "Municipal Funds") to have 80% of its net assets invested in debt obligations the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax ("Municipal Bonds"). In the case of the California Intermediate Municipal Bond, California Municipal Bond, and New York Municipal Bond Funds, the Funds will invest, under normal circumstances, at least 65% of their net assets in debt securities whose interest is, in the opinion of bond counsel for the issuers at the time of issuance, exempt from federal income tax and California or New York income tax, respectively. The ability of the Fund to invest in securities other than Municipal Bonds is limited by a requirement of the Internal Revenue Code that at least 50% of the Fund's total assets be invested in Municipal Bonds at the end of each calendar quarter. See "Taxes."

     The Municipal Bond Fund may, from time to time, invest more than 25% of its assets in Municipal Bonds of issuers in California and New York, and, if so, will be subject to the California and New York state-specific risks discussed in the "Summary of Risks" section of the Prospectus and in this "Municipal Bonds" section of this Statement of Additional Information, but neither Fund has any present intention to invest more than that amount in a particular state.

     Municipal Bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Specifically, California and New York Municipal Bonds generally are issued by or on behalf of the State of California and New York, respectively, and their political subdivisions and financing authorities, and local governments. The Municipal Bonds which the Municipal Funds may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

     Under the Internal Revenue Code, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

     The Municipal Funds may invest in municipal lease obligations. A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government's unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states, and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, the Municipal Funds will assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipals. A Municipal Fund may also purchase unrated lease obligations if determined by PIMCO to be of comparable quality to rated securities in which the Fund is permitted to invest.

     The Municipal Funds may seek to enhance their yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability. A Municipal Fund may not invest more than 15% of its net assets in illiquid securities, including unmarketable private placements.

     Some longer-term Municipal Bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request - usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Municipal Fund would hold the longer-term security, which could experience substantially more volatility.

     The Municipal Funds may invest in municipal warrants, which are essentially call options on Municipal Bonds. In exchange for a premium, they give the purchaser the right, but not the obligation, to purchase a Municipal Bond in the future. A Municipal Fund might purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity. A Municipal Fund will not invest more than 5% of its net assets in municipal warrants.

     The Municipal Funds may invest in Municipal Bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements ("SBPAs"). Letters of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal Bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured Municipal Bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest rating. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

     The Municipal Funds may invest in Residual Interest Bonds, which are created by dividing the income stream provided by an underlying bond to create two securities, one short term and one long term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term bonds can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. A Municipal Fund will not invest more than 10% of its total assets in Residual Interest Bonds.

     The Municipal Funds also may invest in participation interests. Participation interests are various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The Municipal Funds will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.

     Municipal Bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

     The Municipal Funds may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. The Municipal Funds may also sell Municipal Bonds due to changes in PIMCO's evaluation of the issuer or cash needs resulting from redemption requests for Fund shares. The secondary market for Municipal Bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Fund's ability to sell particular Municipal Bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

     Prices and yields on Municipal Bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

     Each Fund may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Bonds. In a typical custodial receipt arrangement, an issuer or third party owner of Municipal Bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a Municipal Bond of comparable quality and maturity.

     Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund's Municipal Bonds in the same manner. In particular, the California Intermediate Municipal Bond, New York Municipal Bond, and California Municipal Bond Funds are subject to the risks inherent in concentrating investment in a particular state or region. The following summarizes information drawn from official statements, and other public documents available relating to issues potentially affecting securities offerings of issuers domiciled in the states of California and New York. PIMCO has not independently verified the information, but has no reason to believe that it is substantially different.

     California.  The  California  Intermediate  Municipal  Bond  Fund  and  the
California Municipal Bond Fund may be particularly affected by political, economic or regulatory developments affecting the ability of California issuers to pay interest or repay principal. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California governmental issuers to maintain debt service on their obligations. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

     Certain debt obligations held by the California Intermediate Municipal Bond Fund and the California Municipal Bond Fund may be obligations of issuers that rely in whole or in substantial part on California state government revenues for the continuance of their operations and payment of their obligations. Whether and to what extent the California Legislature will continue to appropriate a portion of the State's General Fund to counties, cities and their various entities, which do depend upon State government appropriations, is not entirely certain. To the extent local entities do not receive money from the state government to pay for their operations and services, their ability to pay debt service on obligations held by the California Intermediate Municipal Bond Fund and the California Municipal Bond Fund may be impaired.

     Certain tax-exempt securities in which the California Intermediate Municipal Bond Fund and the California Municipal Bond Fund may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to state laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.

     California is the most populous state in the nation with a total population estimated at over 34 million. The State now comprises approximately 12.5% of the nation's population and 12.7% of its total personal income. Its economy is broad and diversified with concentrations in high technology research and manufacturing, aerospace and defense-related manufacturing, trade, entertainment, real estate, and financial services. The State economy's concentration on such sectors may open it to sensitivity to the overall performance of such industries. For example, the State suffered a severe recession in the early 1990's, which was predominantly tied to large spending cutbacks in defense/aerospace industries and military base closures and a major drop in real estate construction. More recently, the national economic slowdown that is heavily associated with the decline of the technology heavy NASDAQ index, has begun to impact the high technology sector of California's economy.

     After a period of robust growth over the last three years, the State's economic forecast reflects slower growth in 2001. Although the State's economic growth continues to outperform the rest of the nation, California is not immune from the nationwide economic slowdown and employment growth rates have already begun to decelerate.

     California has recently experienced serious energy shortages that led the Governor of California to declare a state of emergency in January 2001. California's difficulties with energy supplies could pose serious risks to the State's economy. The State instituted rolling electricity blackouts in 2001 and remains braced for anticipated energy shortages as well as increased energy costs. The severity and long-term impact of these developments on the States economy is difficult to predict, but any significant interruptions in energy supply or rate increases could adversely affect California's economy.

     Currently, California's general obligation bonds have been assigned ratings of A+, Aa3, and AA by Standard & Poor's Ratings Services ("S&P"), Moody's Investor Service, Inc. ("Moody's") and Fitch, respectively. These ratings reflect a downward revision by S&P in April 2001 and by Moody's in May 2001. Both downgrades were the result of each ratings agency's concerns regarding California's energy situation and its potential impact on the State's economy. It should be recognized that these ratings are not an absolute standard of quality, but rather general indicators. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State Municipal Obligations in which the California Intermediate Municipal Bond Fund or the California Municipal Bond Fund invest.

     Revenue bonds represent both obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by such revenue bonds, are liable. Such enterprises and projects include transportation projects, various public works and exposition projects, educational facilities (including the California State University and University of California systems), housing, health facilities, and pollution control facilities.

     The State is party to numerous legal proceedings, many of which normally occur in governmental operations and which, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources.

     Constitutional and statutory amendments as well as budget developments may affect the ability of California issuers to pay interest and principal on their obligations. The overall effect may depend upon whether a particular California tax-exempt security is a general or limited obligation bond and on the type of security provided for the bond. It is possible that measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.

     New York. Because the New York Municipal Bond Fund concentrates its investments in New York tax-exempt bonds, the Fund may be affected significantly by economic or regulatory developments, affecting the ability of New York tax-exempt issuers to pay interest or repay principal. Investors should be aware that certain issuers of New York tax-exempt securities have at times experienced serious financial difficulties. A reoccurrence of these difficulties may impair the ability of certain New York issuers to maintain debt service on their obligations.

     The economic and financial condition of the State also may be affected by various financial, social, economic and political factors. For example, the securities industry is more central to New York's economy than to the national economy, therefore any significant decline in stock market performance could adversely effect the State's income and employment levels. Furthermore, such social, economic and political factors can be very complex, may vary from year to year and can be the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State.

     The fiscal stability of New York State is related to the fiscal stability of the State's municipalities, its agencies and authorities (which generally finance, construct and operate revenue-producing public benefit facilities). This is due in part to the fact that agencies, authorities and local governments in financial trouble often seek State financial assistance. The experience has been that if New York City or any of its agencies or authorities suffers serious financial difficulty, both the ability of the State, New York City, the State's political subdivisions, the agencies and the authorities to obtain financing in the public credit markets and the market price of outstanding New York tax-exempt securities will be adversely affected.

     State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economies and actions of the federal government may create budget gaps for the State. These gaps may result from significant disparities between recurring revenues and the costs of maintaining or increasing the level of spending for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year. Under the State constitution, the governor is required to propose a balanced budget each year. There can be no assurance, however, that the legislature will enact the governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

     The fiscal stability of the State is related to the fiscal stability of its public authorities. Authorities have various responsibilities, including those that finance, construct and/or operate revenue-producing public facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself, and may issue bonds and notes within the amounts and restrictions set forth in their legislative authorization.

     Authorities are generally supported by revenues generated by the projects financed or operated, such as tolls charged for use of highways, bridges or tunnels, charges for electric power, electric and gas utility services, rentals charged for housing units and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities, to be made under certain circumstances directly to the authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to authorities under these arrangements, if local assistance payments are diverted the affected localities could seek additional State assistance. Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs.

     As of March 16, 2001, S&P had given the State's general obligation bonds a rating of AA, Moody's had given the State's general obligation bonds a rating of A2 and Fitch had given the bonds a rating of AA. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State municipal obligations in which the New York Municipal Bond Fund invests.

     Over the long term, the State and New York City may face potential economic problems. New York City accounts for a large portion of the State's population and personal income, and New York City's financial health affects the State in numerous ways. New York City continues to require significant financial assistance from the State and depends on State aid to both enable it to balance its budget and to meet its cash requirements. The State could also be affected by the ability of the City to market its securities successfully in the public credit markets.

Mortgage-Related and Other Asset-Backed Securities

     Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See "Mortgage Pass-Through Securities." Certain of the Funds may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

     Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the "Government National Mortgage Association," or "GNMA") are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase in the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

     The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

     Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, PIMCO determines that the securities meet the Trust's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. No Fund will purchase mortgage-related securities or any other assets which in PIMCO's opinion are illiquid if, as a result, more than 15% of the value of the Fund's net assets will be illiquid (10% in the case of the Money Market and Liquid Assets Funds).

     Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds' industry concentration restrictions, set forth below under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

     Collateralized Mortgage Obligations (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

     If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

     Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

     Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities ("SMBS"). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities--Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

     Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

     Other  Asset-Backed  Securities.   Similarly,   PIMCO  expects  that  other
asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile ReceivablesSM ("CARSSM"). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

     Consistent with a Fund's investment objectives and policies, PIMCO also may invest in other types of asset-backed securities.

Bank Obligations

     Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (10% in the case of the Money Market and Liquid Assets Funds) would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

     The Money Market, Liquid Assets, Low Duration II, GNMA, Total Return II, Real Return II, Total Return Mortgage, Commercial Mortgage Securities, Long-Term U.S. Government, Short Duration Municipal Income, Municipal Bond, California Intermediate Municipal Bond, California Municipal Bond, and New York Municipal Bond Funds may invest in the same types of bank obligations as the other Funds, but they must be U.S. dollar-denominated. Subject to the Trust's limitation on concentration of no more than 25% of its assets in the securities of issuers in a particular industry, there is no limitation on the amount of a Fund's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

     Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Loan Participations

     Certain  Funds  may  purchase  participations  in  commercial  loans.  Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service.

     A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

     A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank's general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

     Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

     The Funds may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

     Each Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see "Investment Restrictions"). For purposes of these limits, a Fund generally will treat the corporate borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, Securities and Exchange Commission ("SEC") interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a Funds' ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

     Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what PIMCO believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund's net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Funds currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Funds' limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Trust's investment restriction relating to the lending of funds or assets by a Portfolio.

     Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the Funds. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Funds rely on PIMCO's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Funds.

Corporate Debt Securities

     A Fund's investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in PIMCO's opinion comparable in quality to corporate debt securities in which the Fund may invest.

     Corporate income-producing securities may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.

     Securities rated Baa and BBB are the lowest which are considered "investment grade" obligations. Moody's describes securities rated Baa as "medium-grade" obligations; they are "neither highly protected nor poorly secured . . . [i]nterest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well." S&P describes securities rated BBB as "regarded as having an adequate capacity to pay interest and repay principal . . . [w]hereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal . . . than in higher rated categories." For a discussion of securities rated below investment grade, see "High Yield Securities ("Junk Bonds")" below.

High Yield Securities ("Junk Bonds")

     Investments in securities rated below investment grade that are eligible for purchase by certain of the Funds and in particular, by the High Yield, Emerging Markets, Convertible and European Convertible Funds are described as "speculative" by both Moody's and S&P. Investment in lower rated corporate debt securities ("high yield securities" or "junk bonds") generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

     High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds investing in such securities may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. PIMCO seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

     The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Funds could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. PIMCO seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.

     The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. PIMCO does not rely solely on credit ratings when selecting securities for the Funds, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if PIMCO deems it in the best interest of shareholders.

Participation on Creditors Committees

     A Fund (in particular, the High Yield Fund) may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject a Fund to expenses such as legal fees and may make a Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict such Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund will participate on such committees only when PIMCO believes that such participation is necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund.

Variable and Floating Rate Securities

     Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The Money Market and Liquid Assets Funds may invest in a variable rate security having a stated maturity in excess of 397 calendar days if the interest rate will be adjusted, and the Fund may demand payment of principal from the issuers, within the period.

     Certain Funds may invest in floating rate debt instruments ("floaters") and (except the Money Market and Liquid Assets Funds) engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

     Each Fund (except the Money Market and Liquid Assets Funds) may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Funds have adopted a policy under which no Fund will invest more than 5% of its assets in any combination of inverse floater, interest only ("IO"), or principal only ("PO") securities.

Inflation-Indexed Bonds

     Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

     Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years' inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

     The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

     While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

     The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

     Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Bonds

     Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

     Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See "Illiquid Securities" below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

Convertible Securities

     A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

     Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities.

     A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objective. A Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert unless the security is called or conversion is forced.

Warrants to Purchase Securities

     The Funds may invest in or acquire warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

     A Fund will not invest more than 5% of its net assets, valued at the lower of cost or market, in warrants to purchase securities. Warrants acquired in units or attached to securities will be deemed without value for purposes of this restriction.

Foreign Securities

     Each Fund (except the Low Duration II, Total Return II, Real Return II, Long-Term U.S. Government, Short Duration Municipal Income, Municipal Bond, California Intermediate Municipal Bond, California Municipal Bond, and New York Municipal Bond Funds) may invest in corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see "Bank Obligations") and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The Money Market, Liquid Assets, Commercial Mortgage Securities, GNMA, Real Return II and Total Return Mortgage Funds may invest in securities of foreign issuers only if they are U.S. dollar-denominated. The High Yield Fund may invest up to 15% of its assets in euro-denominated securities.

     Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that a Fund's investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

     Each Fund (except the Low Duration II, Total Return II, Real Return II, Long-Term U.S. Government, Short Duration Municipal Income, Municipal Bond, California Intermediate Municipal Bond, California Municipal Bond, and New York Municipal Bond Funds) may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas
F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

     Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

     Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

     Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Funds may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Funds to suffer a loss of interest or principal on any of its holdings.

     Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Funds) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

     A Fund's investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

     The Emerging Markets Bond Fund will consider an issuer to be economically tied to a country with an emerging securities market if (1) the issuer is organized under the laws of, or maintains its principal place of business in, the country, (2) its securities are principally traded in the country's securities markets, or (3) the issuer derived at least half of its revenues or profits from goods produced or sold, investments made, or services performed in the country, or has at least half of its assets in that country.

Foreign Currency Transactions

     All Funds that may invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see "Derivative Instruments"), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts ("forwards") with terms generally of less than one year. Funds may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. The Funds may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

     A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation with the Trust's custodian of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, and are marked to market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards will be used primarily to adjust the foreign exchange exposure of each Fund with a view to protecting the outlook, and the Funds might be expected to enter into such contracts under the following circumstances:

     Lock In. When PIMCO desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

     Cross Hedge. If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund's portfolio holdings denominated in the currency sold.

     Direct Hedge. If PIMCO wants to a eliminate substantially all of the risk of owning a particular currency, and/or if PIMCO thinks that a Fund can benefit from price appreciation in a given country's bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in value of the bond.

     Proxy Hedge. PIMCO might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

     Costs of Hedging. When a Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the "cost" of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

     It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a Fund's dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in a Fund's net asset value per share.

     Tax Consequences of Hedging. Under applicable tax law, the Funds may be required to limit their gains from hedging in foreign currency forwards, futures, and options. Although the Funds are expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Funds and could affect whether dividends paid by the Funds are classified as capital gains or ordinary income.

Foreign Currency Exchange-Related Securities

     Foreign currency warrants. Foreign currency warrants such as Currency Exchange WarrantsSM ("CEWsSM") are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

     Principal exchange rate linked securities. Principal exchange rate linked securities ("PERLsSM") are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

     Performance indexed paper. Performance indexed paper ("PIPsSM") is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Borrowing

     Each Fund may borrow money to the extent permitted under the Investment Company Act of 1940, as amended ("1940 Act"), and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This means that, in general, a Fund may borrow money from banks for any purpose on a secured basis in an amount up to 1/3 of the Fund's total assets. A Fund may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Fund's total assets.

     Specifically, provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund's total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

     As noted below, a Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent a Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Funds. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Global Bond Fund II has adopted a non-fundamental investment restriction under which the Fund may not borrow in excess of 10% of the value of its total assets and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) or for extraordinary or emergency purposes. Non-fundamental investment restrictions may be changed without shareholder approval.

     A Fund may enter into reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds' limitations on borrowings, which would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to 1/3 (for each Fund except the Global Bond Fund II) of a Fund's total assets.

     A "mortgage dollar roll" is similar to a reverse repurchase agreement in certain respects. In a "dollar roll" transaction a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates;
(5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

     A Fund's obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds' restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to a Fund's overall limitations on investments in illiquid securities.

     A Fund also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks." A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments make on the underlying security pending settlement of the Fund's repurchase of the underlying security. A Fund's obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund's forward commitment to repurchase the subject security.

Derivative Instruments

     In pursuing their individual objectives the Funds (except the Money Market and Liquid Assets Funds) may purchase and sell (write) both put options and call options on securities, swap agreements, securities indexes, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts ("futures options") for hedging purposes or as part of their overall investment strategies, except that those Funds that may not invest in foreign currency-denominated securities may not enter into transactions involving currency futures or options. The Funds (except the Money Market, Liquid Assets, Low Duration II, Total Return II, Real Return II, Long-Term U.S. Government, Short Duration Municipal Income, Municipal Bond, California Intermediate Municipal Bond, California Municipal Bond, and New York Municipal Bond Funds) also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Funds (except the Money Market and Liquid Assets Fund) also may enter into swap agreements with respect to interest rates and indexes of securities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Funds may invest in structured notes. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, a Fund may also use those instruments, provided that the Trustees determine that their use is consistent with the Fund's investment objective.

     The value of some derivative instruments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of PIMCO to forecast interest rates and other economic factors correctly. If PIMCO incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to the risk of loss.

     The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If PIMCO incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. In addition, a Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

     Options on Securities, Swap Agreements and Indexes. A Fund may, to the extent specified herein or in the Prospectuses, purchase and sell both put and call options on fixed income or other securities, swap agreements or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

     An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     A Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in such amount are segregated by its custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees. A put option on a security or an index is "covered" if the Fund segregates assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is
(i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees.

     If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

     A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     The Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. The Funds may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

     Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

     Foreign Currency Options. Funds that invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

     Futures Contracts and Options on Futures Contracts. Each Fund (except the Money Market and Liquid Assets Funds) may invest in interest rate futures contracts and options thereon ("futures options"), and to the extent it may invest in foreign currency-denominated securities, may also invest in foreign currency futures contracts and options thereon. The Short Duration Municipal Income, Municipal Bond, California Intermediate Municipal Bond and New York Municipal Bond Funds may purchase and sell futures contracts on U.S. Government securities and Municipal Bonds, as well as purchase put and call options on such futures contracts. The Convertible, European Convertible, StocksPLUS and StocksPLUS Short Strategy Funds may invest in interest rate, stock index and foreign currency futures contracts and options thereon.

     An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

     A Fund may purchase and write call and put futures options, as specified for that Fund in the Prospectuses. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     To comply with applicable rules of the Commodity Futures Trading Commission ("CFTC") under which the Trust and the Funds avoid being deemed a "commodity pool" or a "commodity pool operator," each Fund intends generally to limit its use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations and practice. For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. A Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     A Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

     A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

     The Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

     Limitations on Use of Futures and Futures Options. In general, the Funds intend to enter into positions in futures contracts and related options only for "bona fide hedging" purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, a Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

     When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

     When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

     When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

     When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

     To the extent that securities with maturities greater than one year are used to segregate assets to cover a Fund's obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Fund's portfolio securities. Thus, the use of a longer-term security may require a Fund to hold offsetting short-term securities to balance the Fund's portfolio such that the Fund's duration does not exceed the maximum permitted for the Fund in the Prospectuses.

     The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See "Taxation."

     Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that the Municipal Bond Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Fund's holdings of Municipal Bonds (as defined above). Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

     Swap Agreements. Each Fund (except the Money Market and Liquid Assets Funds) may enter into interest rate, index, credit and, to the extent it may invest in foreign currency-denominated securities, currency exchange rate swap agreements. Each Fund may also enter into options on swap agreements (swap options"). These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund may write (sell) and purchase put and call swap options.

     Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

     Whether a Fund's use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on PIMCO's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

     Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

     This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

     Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund invests in these securities, however, PIMCO analyzes these securities in its overall assessment of the effective duration of the Fund's portfolio in an effort to monitor the Fund's interest rate risk.

Hybrid Instruments

     A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a "benchmark"). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

     Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund. Accordingly, no Fund will invest more than 5% of its assets in hybrid instruments.

     Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds' investments in these products will be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Delayed Funding Loans and Revolving Credit Facilities

     Each Fund (except the Money Market, Liquid Assets, and Municipal Bond Funds) may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate assets, determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments.

     The Funds may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Funds currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Funds' limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see "Loan Participations." Participation interests in revolving credit facilities will be subject to the limitations discussed in "Loan Participations." Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust's investment restriction relating to the lending of funds or assets by a Portfolio.

When-Issued, Delayed Delivery and Forward Commitment Transactions

     Each of the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated.

     When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

     When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

Short Sales

     Certain of the Funds, particularly the StocksPLUS Short Strategy Fund, may make short sales of securities as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

     When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

     If the price of the security sold short increases between the time of the short sale and the time and the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

     To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of segregated assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees. Each Fund, except the StocksPLUS Short Strategy Fund, does not intend to enter into short sales (other than those "against the box") if immediately after such sale the aggregate of the value of all collateral plus the amount of the segregated assets exceeds one-third of the value of the Fund's net assets. This percentage may be varied by action of the Trustees. A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Funds will engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

Illiquid Securities

     The Funds may invest up to 15% of their net assets in illiquid securities (10% in the case of the Money Market and Liquid Assets Funds). The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that PIMCO has determined to be liquid under procedures approved by the Board of Trustees).

     Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Loans of Portfolio Securities

     For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions, provided:
(i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposits, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 331/3% of the total assets of the Fund.

Social Investment Policies

     The Low Duration Fund III and Total Return Fund III will not, as a matter of non-fundamental operating policy, invest in the securities of any issuer determined by PIMCO to be engaged principally in the provision of healthcare services, the manufacture of alcoholic beverages, tobacco products, pharmaceuticals, military equipment, or the operation of gambling casinos. The Funds will also avoid, to the extent possible on the basis of information available to PIMCO, the purchase of securities of issuers engaged in the production or trade of pornographic materials. An issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. Evaluation of any particular issuer with respect to these criteria may involve the exercise of subjective judgment by PIMCO. PIMCO's determination of issuers engaged in such activities at any given time will, however, be based upon its good faith interpretation of available information and its continuing and reasonable best efforts to obtain and evaluate the most current information available, and to utilize such information, as it becomes available, promptly and expeditiously in portfolio management for the Funds. In making its analysis, PIMCO may rely, among other things, upon information contained in such publications as those produced by the Investor Responsibility Research Center, Inc.

                             INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

     Each Fund's investment objective, except for the Global Bond Fund II, as set forth in the Prospectuses under "Investment Objectives and Policies," together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed with respect to a Fund without shareholder approval by vote of a majority of the outstanding shares of that Fund. The term "assets" shall mean "total assets" in the prospectus, or this SAI.

     (1) A Fund may not concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time (except that the Money Market and Liquid Assets Funds may concentrate their investments in securities or obligations issued by U.S. banks).

     (2) A Fund may not, with respect to 75% of the Fund's total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, if, as a result (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or
          (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer; (This investment restriction is not applicable to the Real Return, Real Return Asset, Commercial Mortgage Securities, Global Bond, Global Bond II, Foreign Bond, Emerging Markets Bond, California Intermediate Municipal Bond, California Municipal Bond, and New York Municipal Bond Fund.) For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each guarantor, if any, are treated as separate issuers of Municipal Bonds.

     (3) A Fund may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

     (4) A Fund may not purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit a Fund, subject to restrictions described in the Prospectuses and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws (This restriction is not applicable to the Global Bond Fund II, but see non-fundamental restriction "F").

     (5) A Fund may borrow money or issue any senior security, only as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

     (6) A Fund may make loans only as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

     (7) A Fund may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

     (8) Notwithstanding any other fundamental investment policy or limitation, it is a fundamental policy of each Fund that it may pursue its investment objective by investing in one or more underlying investment companies or vehicles that have substantially similar investment objectives, policies and limitations as the Fund.

Non-Fundamental Investment Restrictions

     Each Fund is also subject to the following non-fundamental restrictions and policies (which may be changed without shareholder approval) relating to the investment of its assets and activities.

          (A) A Fund may not invest more than 15% of the net assets of a Fund (10% in the case of the Money Market and Liquid Assets Funds) (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements maturing in more than seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), certain options traded over the counter that a Fund has purchased, securities or other liquid assets being used to cover such options a Fund has written, securities for which market quotations are not readily available, or other securities which legally or in PIMCO's opinion may be deemed illiquid (other than securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that PIMCO has determined to be liquid under procedures approved by the Board of Trustees).

          (B) A Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with covered transactions in options, futures, options on futures and short positions.

          (C) A Fund may not invest more than 5% of the assets of a Fund (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities.

          (D) The Global Bond Fund II may not borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes (Such borrowings will be repaid before any additional investments are purchased.); or pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund's total assets (taken at cost) and then only to secure borrowings permitted above (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances. For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security).

          (E) A Fund may not maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except on such conditions as may be set forth in the Prospectuses and in this Statement of Additional Information.

          (F) The Global Bond Fund II may not purchase or sell commodities or commodity contracts except that the Fund may purchase and sell financial futures contracts and related options.

     Currency Hedging. In addition, the Trust has adopted a non-fundamental policy pursuant to which each Fund that may invest in securities denominated in foreign currencies, except the Global Bond, and Emerging Markets Bond, and Convertible Funds, will hedge at least 75% of its exposure to foreign currency using the techniques described in the Prospectuses. There can be no assurance that currency hedging techniques will be successful.

     Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of a Fund (except the Global Bond Fund II), such excess shall be subject to the 300% asset coverage requirement.

     To the extent a Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined to be liquid in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund.

     The staff of the SEC has taken the position that purchased over-the-counter ("OTC") options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Funds have adopted an investment policy pursuant to which a Fund will not purchase or sell OTC options if, as a result of such transactions, the sum of: 1) the market value of OTC options currently outstanding which are held by the Fund, 2) the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and 3) margin deposits on the Fund's existing OTC options on futures contracts, exceeds 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy is not a fundamental policy of the Funds and may be amended by the Trustees without the approval of shareholders. However, the Funds will not change or modify this policy prior to the change or modification by the SEC staff of its position.

     Unless otherwise indicated, all limitations applicable to Fund investments (as stated above and elsewhere in this Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments, or change in the average duration of a Fund's investment portfolio, resulting from market fluctuations or other changes in a Fund's total assets will not require a Fund to dispose of an investment until PIMCO determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, PIMCO will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

     The Funds interpret their policies with respect to borrowing and lending to permit such activities as may be lawful for the Funds, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC. The Funds have filed an application seeking an order from the SEC to permit the Funds to enter into transactions among themselves with respect to the investment of daily cash balances of the Funds in shares of the money market and/or short-term bond funds, as well as the use of daily excess cash balances of the money market and/or short-term bond funds in inter-fund lending transactions with the other Funds for temporary cash management purposes. The interest paid by a Fund in such an arrangement will be less than that otherwise payable for an overnight loan, and will be in excess of the overnight rate the money market and/or short-term bond funds could otherwise earn as lender in such a transaction.

Non-Fundamental Operating Policies Relating to the Sale of Shares of Total Return Fund in Japan

     In connection with an offering of Administrative Class shares of the Total Return Fund in Japan, the Trust has adopted the following non-fundamental operating policies (which may be changed without shareholder approval) with respect to the Total Return Fund. These non-fundamental policies will remain in effect only so long as (i) they are required in accordance with standards of the Japanese Securities Dealers Association and (ii) shares of the Total Return Fund are being offered in Japan.

     (1) The Trust will not sell shares of the Total Return Fund in Japan except through PIMCO Funds Distributors LLC.

     (2) The Trust has appointed, and will maintain the appointment of, a bank or trust company as the place for safe-keeping of its assets in connection with the Total Return Fund.

     (3) The Tokyo District Court shall have the jurisdiction over any and all litigation related to transactions in any class of shares of the Total Return Fund acquired by Japanese investors as required by Article 26,
          Item 4 of the Rules Concerning Transactions of Foreign Securities of the Japan Securities Dealers Association.

     (4) The Total Return Fund may not make short sales of securities or maintain a short position for the account of the Fund unless the total current value of the securities being the subject of short sales or of the short position is equal to or less than the net asset value of the Total Return Fund.

     (5) The Total Return Fund may not borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, except for extraordinary or emergency purposes, such as in the case of a merger, amalgamation or the like.

     (6) The Total Return Fund may not acquire more than 50% of the outstanding voting securities of any issuer, if aggregated with the portion of holding in such securities by any and all other mutual funds managed by PIMCO.

     (7) The Total Return Fund may not invest more than 15% of its total assets in voting securities privately placed, mortgage securities or unlisted voting securities which cannot be readily disposed of. This restriction shall not be applicable to securities determined by PIMCO to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable.

     (8) None of the portfolio securities of the Total Return Fund may be purchased from or sold or loaned to any Trustee of the Trust, PIMCO, acting as investment adviser of the Trust, or any affiliate thereof or any of their directors, officers or employees, or any major shareholder thereof (meaning a shareholder who holds to the actual knowledge of PIMCO, on his own account whether in his own or other name (as well as a nominee's name), 10% or more of the total issued outstanding shares of such a company) acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund's prospectus and statement of additional information and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation).

     All percentage limitations on investments described in the restrictions relating to the sale of shares in Japan will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. If any violation of the foregoing investment restrictions occurs, the Trust will, promptly after discovery of the violation, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Trust and the only remedy in respect of the violation.

     If any of the foregoing standards shall, at any time when shares of the Total Return Fund are being offered for subscription by the Trust in Japan or thereafter, no longer be required in accordance with the standards of the Japanese Securities Dealers Association, then such standards shall no longer apply.

                             MANAGEMENT OF THE TRUST

Trustees and Officers

     The business of the Trust is managed under the direction of the Trust's Board of Trustees. Subject to the provisions of the Trust's Declaration of Trust, its By-Laws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust's officers.

     The Trustees and Executive Officers of the Trust, their ages, their business address and a description of their principal occupations during the past five years are listed below. Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 300, Newport Beach, California 92660.


                                                         Position with                        Principal Occupation(s)
Name, Address and Age                                      the Trust                         During the Past Five Years
-----------------------------------------------   -----------------------------   -------------------------------------------------
-----------------------------------------------   -----------------------------   -------------------------------------------------

Brent R. Harris*                                  Chairman of the  Board and      Managing Director, PIMCO.  Board of Governors,
Age 41                                            Trustee                         Investment Company Institute; Chairman and
                                                                                  Director, PIMCO Commercial Mortgage Securities
                                                                                  Trust, Inc.; Chairman and Trustee, PIMCO
                                                                                  Variable Insurance Trust.

R. Wesley Burns*                                  President and Trustee           Managing Director, PIMCO.  President and
Age 41                                                                            Director, PIMCO Commercial Mortgage Securities
                                                                                  Trust, Inc.; President and Trustee, PIMCO
                                                                                  Variable Insurance Trust.  Formerly, Executive
                                                                                  Vice President, PIMCO and PIMCO Funds:
                                                                                  Multi-Manager Series.

Guilford C. Babcock                               Trustee                         Private Investor.  Director, PIMCO Commercial
1500 Park Place                                                                   Mortgage Securities Trust, Inc.; Trustee, PIMCO
San Marino, California 91108                                                      Variable Insurance Trust; Director, Growth Fund
Age 70                                                                            of America and Fundamental Investors Fund of
                                                                                  the Capital Group; Director, Good Hope Medical
                                                                                  Foundation.  Formerly, Associate Professor of
                                                                                  Finance, University of Southern California.

E. Philip Cannon                                  Trustee                         Proprietor, Cannon & Company, an affiliate of
3838 Olympia                                                                      Inverness Management LLC, (a private equity
Houston, Texas 77019                                                              investment firm).  Director, PIMCO Commercial
Age 60                                                                            Mortgage Securities Trust, Inc.; Trustee, PIMCO
                                                                                  Variable Insurance Trust; Trustee of PIMCO
                                                                                  Funds:  Multi-Manager Series.  Formerly,
                                                                                  Headmaster, St. John's School, Houston, Texas;
                                                                                  Trustee of PIMCO Advisors Funds and Cash
                                                                                  Accumulation Trust.

Vern O. Curtis                                    Trustee                         Private Investor.  Director, PIMCO Commercial
14158 N.W. Bronson Creek Dr.                                                      Mortgage Securities Trust, Inc.; Trustee, PIMCO
Portland, Oregon 97229                                                            Variable Insurance Trust; Director, Public
Age 67                                                                            Storage Business Parks, Inc., (a Real Estate
                                                                                  Investment Trust); Director, Fresh Choice, Inc.
                                                                                  (restaurant company).  Formerly, charitable
                                                                                  work, The Church of Jesus Christ of Latter-day
                                                                                  Saints.

J. Michael Hagan                                  Trustee                         Private Investor.  Director, PIMCO Commercial
6 Merced                                                                          Mortgage Securities Trust, Inc.; Trustee, PIMCO
San Clemente, California 92673                                                    Variable Insurance Trust.  Board of Directors
Age 62                                                                            for Ameron International (manufacturing),
                                                                                  Freedom Communications, Remedy Temp (staffing)
                                                                                  and Saint Gobain Company.  Member of the Board
                                                                                  of Regents at Santa Clara University, the Board
                                                                                  of Taller San Jose, and the Board of Trustees
                                                                                  of the South Coast Repertory Theater.
                                                                                  Formerly, Chairman and CEO, Furon Company
                                                                                  (manufacturing).

Thomas P. Kemp                                    Trustee                         Private Investor.  Director, PIMCO Commercial
1141 Marine Drive                                                                 Mortgage Securities Trust, Inc.; Trustee, PIMCO
Laguna Beach, California 92651                                                    Variable Insurance Trust. Formerly,
Age 70                                                                            Co-Chairman, U.S. Committee to Assist Russian
                                                                                  Reform; Director, Union Financial Corp.

William J. Popejoy                                Trustee                         President, Pacific Capital Investors; Chairman,
29 Chatham Court                                                                  PacPro (vinyl assembly products; formerly
Newport Beach, California 92660                                                   Western Printing).  Director, PIMCO Commercial
Age 63                                                                            Mortgage Securities Trust, Inc.; Trustee, PIMCO
                                                                                  Variable Insurance Trust. Formerly, Director,
                                                                                  California State Lottery; Chief Executive
                                                                                  Officer, Orange County, California.

Michael G. Dow                                    Senior Vice President           Senior Vice President, PIMCO.  Formerly, Fixed
Age 37                                                                            Income Specialist, Salomon Brothers, Inc.; Vice
                                                                                  President Operations, Citibank NA Global
                                                                                  Consumer Banking Group.

William H. Gross                                  Senior Vice President           Managing Director, PIMCO.  Senior Vice
Age 57                                                                            President, PIMCO Variable Insurance Trust.

Margaret Isberg                                   Senior Vice President           Managing Director, PIMCO.
Age 44

John S. Loftus                                    Senior Vice President           Managing Director, PIMCO.
Age 42

Jeffrey M. Sargent                                Senior Vice President           Senior Vice President, PIMCO.  Senior Vice
Age 37                                                                            President, PIMCO Commercial Mortgage Securities
                                                                                  Trust, Inc. and PIMCO Variable Insurance Trust;
                                                                                  Vice President, PIMCO Funds: Multi-Manager
                                                                                  Series.  Formerly, Vice President, PIMCO.

Leland T. Scholey                                 Senior Vice President           Senior Vice President, PIMCO.  Formerly, Vice
Age 48                                                                            President, PIMCO.

Raymond C. Hayes                                  Vice President                  Vice President, PIMCO.  Formerly, Marketing
Age 56                                                                            Director, Pacific Financial Asset Management
                                                                                  Corporation.

Thomas J. Kelleher, III                           Vice President                  Vice President, PIMCO.  Formerly, associated
Age 50                                                                            with Delaware Trust, Mellon Bank and Girard
                                                                                  Trust (bank trust departments).

Henrik P. Larsen                                  Vice President                  Vice President and Manager, Fund
Age 31                                                                            Administration, PIMCO.  Vice President, PIMCO
                                                                                  Commercial Mortgage Securities Trust, Inc.,
                                                                                  PIMCO Variable Insurance Trust and PIMCO
                                                                                  Funds:  Multi-Manager Series. Formerly,
                                                                                  Manager, PIMCO.

Andre Mallegol                                    Vice President                  Vice President, PIMCO.  Formerly, associated
Age 35                                                                            with Fidelity Investments Institutional
                                                                                  Services Company.

Scott Millimet                                    Vice President                  Vice President, PIMCO.  Formerly, Executive
Age 43                                                                            Vice President with Back Bay Advisors.

James F. Muzzy                                    Vice President                  Managing Director, PIMCO.  Senior Vice
Age 62                                                                            President, PIMCO Variable Insurance Trust.

Douglas J. Ongaro                                 Vice President                  Vice President, PIMCO.  Formerly, Regional
Age 40                                                                            Marketing Manager, Charles Schwab & Co., Inc.

David J. Pittman                                  Vice President                  Vice President, PIMCO.  Formerly, a senior
Age 53                                                                            executive with Bank of America, the Northern
                                                                                  Trust Co. and NationsBank.

Mark A. Romano                                    Vice President                  Vice President, PIMCO.  Formerly, associated
Age 43                                                                            with Wells Fargo's institutional money
                                                                                  management group and First Interstate's
                                                                                  Pacifica family of mutual funds.

William S. Thompson, Jr.                          Vice President                  Chief Executive Officer and Managing Director,
Age 55                                                                            PIMCO. Vice President, PIMCO Commercial
                                                                                  Mortgage Securities Trust, Inc.;  Senior Vice
                                                                                  President, PIMCO Variable Insurance Trust.

John P. Hardaway                                  Treasurer                       Senior Vice President, PIMCO.  Treasurer, PIMCO
Age 44                                                                            Commercial Mortgage Securities Trust, Inc.,
                                                                                  PIMCO Variable Insurance Trust and PIMCO Funds:
                                                                                  Multi-Manager Series.  Formerly, Vice
                                                                                  President, PIMCO.

Garlin G. Flynn                                   Secretary                       Specialist, PIMCO.  Secretary, PIMCO Commercial
Age 55                                                                            Mortgage Securities Trust, Inc. and PIMCO
                                                                                  Variable Insurance Trust; Assistant Secretary,
                                                                                  PIMCO Funds: Multi-Manager Series. Formerly,
                                                                                  Senior Fund Administrator, PIMCO.

Erik C. Brown                                     Assistant Treasurer             Vice President, PIMCO.  Assistant Treasurer,
Age 33                                                                            PIMCO Commercial Mortgage Securities Trust,
                                                                                  Inc., PIMCO Variable Insurance Trust and PIMCO
                                                                                  Funds: Multi-Manager Series.  Formerly, Senior
                                                                                  Manager with Deloitte and Touche; Manager with
                                                                                  PricewaterhouseCoopers LLC.

Michael J. Willemsen                              Assistant Secretary             Vice President, PIMCO.  Assistant Secretary,
Age 41                                                                            PIMCO Commercial Mortgage Securities Trust,
                                                                                  Inc. and PIMCO Variable Insurance Trust.
                                                                                  Formerly, Project Lead, PIMCO.

___________________

* Each of Mr. Harris and Mr. Burns is an "interested person" of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.

Compensation Table

     The following table sets forth information regarding compensation received by the Trustees for the fiscal year ended March 31, 2001.

                                                       Aggregate                  Total Compensation from Trust and
                                                     Compensation                  Fund Complex Paid to Trustees2
           Name and Position                          from Trust1

Guilford C. Babcock                                     $60,750                                $60,750
Trustee

E. Philip Cannon                                       $66,9613                               $137,3114
Trustee

Vern O. Curtis                                          $63,278                                $63,639
Trustee

J. Michael Hagan                                        $60,750                                $60,750
Trustee

Thomas P. Kemp                                          $60,750                                $60,750
Trustee

William J. Popejoy                                      $60,750                                $60,750
Trustee

1 Each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $45,000 plus $3,000 for each Board of Trustees meeting attended. Effective January 1, 2001, each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $60,000 plus $3,000 for each Board of Trustees meeting attended in person and $500 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, a Trustee serving as a Committee Chair, other than those affiliated with PIMCO or its affiliates, receives an additional annual retainer of $1,500. For the fiscal year ended March 31, 2001, the unaffiliated Trustees as a group received compensation in the amount of $278,079.

2 Each Trustee also serves as a Director of PIMCO Commercial Mortgage Securities Trust, Inc., a registered closed-end management investment company, and as a Trustee of PIMCO Variable Insurance Trust, a registered open-end management investment company. For their services to PIMCO
     Commercial Mortgage Securities Trust, Inc., the Directors listed above received an annual retainer of $6,000 plus $1,000 for each Board of Directors meeting attended in person and $500 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, a Director serving as a Committee Chair, other than those affiliated with PIMCO or its affiliates, receives an additional annual retainer of $500. For the fiscal year ended December 31, 2000, the unaffiliated Directors as a group received compensation in the amount of $48,852.

     The Trustees listed above, for their services as Trustees of PIMCO Variable Insurance Trust, receive an annual retainer of $4,000 plus $1,500 for each Board of Trustees meeting attended in person and $500 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, a Trustee serving as a Committee Chair, other than those affiliated with PIMCO or its affiliates, receives an additional annual retainer of $500. For the fiscal year ended December 31, 2000, the unaffiliated Trustees as a group received compensation in the amount of $48,852.

3 The Trust, PIMCO Commercial Mortgage Securities Trust, Inc., and PIMCO Variable Insurance Trust have adopted a deferred compensation plan. For fiscal year ended December 31, 2000, Mr. Cannon elected to have $5,500 and $5,000 in compensation deferred from the PIMCO Commercial Mortgage Securities Trust, Inc. and PIMCO Variable Insurance Trust, respectively. For fiscal year ended March 31, 2001, Mr. Cannon elected to have $46,500 in compensation from the Trust deferred.

4 Mr. Cannon also serves as a Trustee of PIMCO Funds: Multi-Manager Series which has adopted a deferred compensation plan. For the fiscal year ended December 31, 2000, Mr. Cannon elected to have $61,000 in compensation from that Trust deferred.

Investment Adviser

     Pacific Investment Management Company LLC ("PIMCO"), a Delaware limited liability company, serves as investment adviser to the Funds pursuant to an investment advisory contract ("Advisory Contract") between PIMCO and the Trust. PIMCO is a subsidiary of PIMCO Advisors L.P. ("PIMCO Advisors"). PIMCO Advisors was organized as a limited partnership under Delaware law in 1987. PIMCO Advisors' sole general partner is Allianz PacLife Partners LLC. Allianz-Paclife Partners LLC is a Delaware limited liability company with two members, PIMCO Holding LLC, a Delaware limited liability company and Pacific Asset Management LLC, a Delaware limited liability company. PIMCO Holding LLC is a wholly-owned subsidiary of Allianz Asset Management of America which is a wholly-owned subsidiary of Allianz of America, Inc., which is wholly owned by Allianz AG. Pacific Asset Management LLC is a wholly-owned subsidiary of Pacific Life Insurance Company, which is a wholly-owned subsidiary of Pacific Mutual Holding Company.

     PIMCO is located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. PIMCO had approximately $234.9 billion of assets under management as of September 30, 2001.

     Allianz AG is a European based insurance and financial services holding company and a publicly traded German company. As of December 31, 2000, the Allianz Group (including PIMCO) had assets under management of more than $591 billion.

     Significant institutional shareholders of Allianz AG currently include Munchener Ruckversicherungs-Gesellschaft AG ("Munich Re") and Bayerische Hypo-und Vereinsbank AG (HypoVereinsbank"). Allianz has significant holdings in BASF AG, Bayer AG, Daimler Chrysler, Deutsche Bank AG and Schering AG. These entities as well as certain broker-dealers that might be controlled by or affiliated with Allianz AG or these entities (collectively, the "Affiliated
Brokers"), may be considered to be affiliated persons of PIMCO. Absent an SEC exemption or other relief, the Funds generally are precluded from effecting principal transactions with the Affiliated Brokers, and its ability to purchase securities being underwritten by an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions is subject to restrictions. PIMCO does not believe that the restrictions on transactions with the Affiliated Brokers described above materially adversely affect its ability to provide services to the Funds, the Funds' ability to take advantage of market opportunities, or the Funds' overall performance.

Advisory Agreement

     PIMCO is responsible for making investment decisions and placing orders for the purchase and sale of the Trust's investments directly with the issuers or with brokers or dealers selected by it in its discretion. See "Portfolio Transactions." PIMCO also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of each Fund.

     Under the terms of the Advisory Contract, PIMCO is obligated to manage the Funds in accordance with applicable laws and regulations. The investment advisory services of PIMCO to the Trust are not exclusive under the terms of the Advisory Contract. PIMCO is free to, and does, render investment advisory services to others. The current Advisory Contract, dated May 5, 2000, as supplemented from time to time, was last approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Contract or interested persons of such parties ("Independent Trustees"), at a meeting held on August 22, 2000.

     PIMCO is responsible for determining how the assets of the Strategic Balanced Fund are allocated and reallocated from time to time between the Underlying Funds. The Fund does not pay any fees to PIMCO in return for these services under the Advisory Agreement. The Fund does, however, indirectly pay a proportionate share of the advisory fees paid to PIMCO by the Underlying Funds in which the Fund invests.

     The Advisory Contract will continue in effect on a yearly basis provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees and
(ii) by a majority of the Independent Trustees. The Advisory Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Trust, or by PIMCO, on 60 days' written notice by either party to the contract and will terminate automatically if assigned.

     PIMCO currently receives a monthly investment advisory fee from each Fund at an annual rate based on average daily net assets of the Funds as follows:

                                                                  Advisory
Fund                                                              Fee Rate

Liquid Assets Fund                                                 0.10%

Money Market Fund                                                  0.15%

Short Duration Municipal Income Fund                               0.20%

Commercial Mortgage Securities, Convertible, StocksPLUS
     and StocksPLUS Short Strategy Funds                           0.40%

Emerging Markets Bond Fund                                         0.45%

Real Return Asset and European Convertible Fund                    0.50%

All other Funds                                                    0.25%

     For the fiscal years ended March 31, 2001, 2000 and 1999, the aggregate amount of the advisory fees paid by each operational Fund was as follows:

                                                         Year Ended        Year Ended           Year Ended
Fund                                                       3/31/01           3/31/00              3/31/99

Money Market Fund                                         $  595,731         $  754,997            $ 364,480
Short-Term Fund                                            1,707,119          1,610,960            1,163,042
Low Duration Fund                                         10,648,205         10,480,477            8,636,635
Low Duration Fund II                                       1,517,422          1,154,518            1,060,930
Low Duration Fund III                                         99,814             69,310               61,917
GNMA                                                          20,257             10,454                9,728
Moderate Duration Fund                                     1,179,075            859,866              685,876
Real Return Fund                                           1,358,282            286,410               37,011
Total Return Fund                                         89,506,328         72,341,826           55,229,968
Total Return Fund II                                       3,840,097          2,997,701            2,107,392
Total Return Fund III                                      1,970,439          1,435,291            1,045,573
Total Return Mortgage Fund                                    41,637             10,026                9,766
High Yield Fund                                            7,084,431          8,796,696            6,323,956
Investment Grade Corporate Bond Fund                          12,277                N/A                  N/A
Long-Term U.S. Government Fund                             1,026,205            863,294              419,981
Short Duration Municipal Income Fund                          26,241             12,387                  N/A
Municipal Bond Fund                                          153,408            140,711              107,083
California Intermediate Municipal Bond Fund                  235,549              6,312                  N/A
California Municipal Bond Fund                                23,189                N/A                  N/A
New York Municipal Bond Fund                                   8,227              4,402                  N/A
Global Bond Fund                                             731,816            682,166              666,901
Global Bond Fund II                                          191,774            143,465              106,821
Foreign Bond Fund                                          1,477,689          1,455,350            1,325,590
Emerging Markets Bond Fund                                   211,416             86,725               19,121
European Convertible Fund                                      8,367                N/A                  N/A
Strategic Balanced Fund                                      217,176            526,900              201,742
Convertible Fund                                             592,451            266,262                  N/A
StocksPLUS Fund                                            5,319,379          5,710,564            3,432,600

Fund Administrator

     PIMCO also serves as Administrator to the Funds pursuant to an administration agreement (the "Administration Agreement") with the Trust. PIMCO provides the Funds with certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other Fund service providers. PIMCO may in turn use the facilities or assistance of its affiliates to provide certain services under the Administration Agreement, on terms agreed between PIMCO and such affiliates. The administrative services provided by PIMCO include but are not limited to: (1) shareholder servicing functions, including preparation of shareholder reports and communications,
(2) regulatory compliance, such as reports and filings with the SEC and state securities commissions, and (3) general supervision of the operations of the Funds, including coordination of the services performed by the Funds' transfer agent, custodian, legal counsel, independent accountants, and others. PIMCO (or an affiliate of PIMCO) also furnishes the Funds with office space facilities required for conducting the business of the Funds, and pays the compensation of those officers, employees and Trustees of the Trust affiliated with PIMCO. In addition, PIMCO, at its own expense, arranges for the provision of legal, audit, custody, transfer agency and other services for the Funds, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders. PIMCO has contractually agreed to provide these services, and to bear these expenses, at the following rates for each Fund (each expressed as a percentage of the Fund's average daily net assets attributable to its classes of shares on an annual basis):

                                                                          Administrative Fee Rate
                                                        Institutional and     Class A, B                      Class
Fund                                                  Administrative Class       and C        Class D*       J and K

Liquid Assets Fund                                            0.05%               N/A            N/A           N/A
Money Market Fund                                             0.20%              0.35%          0.45%         0.25%
Short-Term Fund                                               0.20%              0.35%          0.50%         0.25%
Low Duration and Total Return Funds                           0.18%              0.40%          0.50%         0.25%
Moderate Duration Fund                                        0.20%              0.40%          0.65%         0.25%
Short Duration Municipal Income Fund                          0.19%              0.35%          0.60%         0.25%
Municipal Bond Fund                                           0.24%              0.35%          0.60%         0.25%
California Intermediate Municipal Bond, California            0.22%              0.35%          0.60%         0.25%
Municipal Bond and New York Municipal Bond Funds
Global Bond and Global Bond II Funds                          0.30%              0.45%          0.70%         0.30%
Foreign Bond Fund                                             0.25%              0.45%          0.70%         0.25%
Emerging Markets Bond Fund                                    0.40%              0.55%          0.80%         0.30%
Strategic Balanced Fund                                       0.05%              0.40%          0.65%         0.25%
GNMA Fund                                                     0.25%              0.50%          0.75%         0.25%
Real Return Fund                                              0.20%              0.40%          0.65%         0.25%
Real Return Fund II                                           0.20%              0.40%          0.65%          N/A
Real Return Asset Fund                                        0.25%              0.40%          0.65%          N/A
All other Funds                                               0.25%              0.40%          0.65%         0.25%

___________________
* As described below, the Administration Agreement includes a plan adopted under Rule 12b-1 which provides for the payment of up to 0.25% of the Class D Administrative Fee rate as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares.

     Except for the expenses paid by PIMCO, the Trust bears all costs of its operations. The Funds are responsible for: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares ("Class-specific expenses").

     Class-specific expenses include distribution and service fees payable with respect to different classes of shares and administrative fees as described above, and may include certain other expenses as permitted by the Trust's Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act and subject to review and approval by the Trustees.

     The Administration Agreement may be terminated by the Trustees, or by a vote of a majority of the outstanding voting securities of the Trust, Fund, or Class as applicable, at any time on 60 days' written notice. Following the expiration of the one-year period commencing with the effectiveness of the Administration Agreement, it may be terminated by PIMCO, also on 60 days' written notice.

     The Strategic Balanced Fund indirectly pays a proportionate share of the administrative fees paid to PIMCO by the Underlying Funds in which the Fund invests.

     The Administration Agreement is subject to annual approval by the Board, including a majority of the Trust's Independent Trustees (as that term is defined in the 1940 Act). The current Administration Agreement, dated May 5, 2000, as supplemented from time to time, was last approved by the Board of Trustees, including all of the Independent Trustees at a meeting held on August 22, 2000. In approving the Administration Agreement, the Trustees determined that: (1) the Administration Agreement is in the best interests of the Funds and their shareholders; (2) the services to be performed under the Agreement are services required for the operation of the Funds; (3) PIMCO is able to provide, or to procure, services for the Funds which are at least equal in nature and quality to services that could be provided by others; and (4) the fees to be charged pursuant to the Agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

     For the fiscal years ended March 31, 2001, 2000 and 1999, the aggregate amount of the administrative fees paid by each operational Fund was as follows:


                                                             Year Ended           Year Ended           Year Ended
Fund                                                           3/31/01              3/31/00              3/31/99
Money Market Fund                                              $1,055,918          $1,325,685             $ 731,013
Short-Term Fund                                                 1,529,935           1,445,630             1,024,794
Low Duration Fund                                               8,636,136           8,469,311             6,841,437
Low Duration Fund II                                            1,513,253           1,154,518             1,060,930
Low Duration Fund III                                              99,853              69,259                61,917
GNMA                                                               20,262              10,454                 9,728
Moderate Duration Fund                                            943,260             687,893               548,701
Real Return Fund                                                1,559,146             333,697                48,397
Total Return Fund                                              73,048,093          58,764,667            43,425,035
Total Return Fund II                                            3,839,588           2,997,701             2,107,391
Total Return Fund III                                           1,970,778           1,435,291             1,045,572
Total Return Mortgage Fund                                         43,807              10,179                 9,937
High Yield Fund                                                 8,316,046          10,201,282             7,243,110
Long-Term U.S. Government Fund                                  1,199,085           1,007,625               508,159
Investment Grade Corporate Bond Fund                               12,277                 N/A                   N/A
Short Duration Municipal Income Fund                               24,945              11,770                   N/A
Municipal Bond Fund                                               196,287             189,404               145,118
California Intermediate Municipal Bond Fund                       257,061               6,412                   N/A
California Municipal Bond Fund                                     22,381                 N/A                   N/A
New York Municipal Bond Fund                                        7,942               4,234                   N/A
Global Bond Fund                                                  878,179             818,605               800,281
Global Bond Fund II                                               247,485             192,384               151,390
Foreign Bond Fund                                               1,757,855           1,668,942             1,454,801
Emerging Markets Bond Fund                                        191,697              79,064                18,034
European Convertible Fund                                           4,154                 N/A                   N/A
Strategic Balanced Fund                                           223,761             353,282               126,263
Convertible Fund                                                  405,525             172,987                   N/A
StocksPLUS Fund                                                 4,439,129           4,783,693             2,757,948

     Under the Administration Agreement, the Administrator or an affiliate may pay financial service firms a portion of the Class D administration fees in return for the firms' services (normally not to exceed an annual rate of 0.35% of a Fund's average daily net assets attributable to Class D shares purchase through such firms). The Administration Agreement includes a plan specific to Class D shares that has been adopted in conformity with the requirements set forth under Rule 12b-1 of the 1940 Act to allow for payment of up to 0.25% per annum of the Class D administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution and marketing of Class D shares and/or the provision of shareholder services. See "Distribution of Trust Shares - Plan for Class D Shares."

                          DISTRIBUTION OF TRUST SHARES

Distributor and Multi-Class Plan

     PIMCO Funds Distributors LLC (the "Distributor") serves as the principal underwriter of each class of the Trust's shares pursuant to a distribution contract ("Distribution Contract") with the Trust which is subject to annual approval by the Board. The Distributor is an indirect subsidiary of PIMCO Advisors. The Distributor, located at 2187 Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the Securities and Exchange Commission. The Distribution Contract is terminable with respect to a Fund or class without penalty, at any time, by the Fund or class by not more than 60 days' nor less than 30 days' written notice to the Distributor, or by the Distributor upon not more than 60 days' nor less than 30 days' written notice to the Trust. The Distributor is not obligated to sell any specific amount of Trust shares.

     The Distribution Contract will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940
Act) and who have no direct or indirect financial interest in the Distribution Contract, the Administration Agreement or the Distribution and/or Servicing Plans described below; and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. If the Distribution Contract is terminated (or not renewed) with respect to one or more Funds or classes thereof, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

     The Trust offers eight classes of shares: Class A, Class B, Class C, Class D, Class J, Class K, the Institutional Class and the Administrative Class.

     Class A, Class B and Class C shares of the Trust are offered through firms ("participating brokers") which are members of the National Association of Securities Dealers, Inc. ("NASD"), and which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers for the Distributor ("introducing brokers").

     Class D shares are generally offered to clients of financial service firms, such as broker-dealers or registered investment advisors, with which the Distributor has an agreement for the use of PIMCO Funds: Pacific Investment Management Series in particular investment products, programs or accounts for which a fee may be charged.

     Class J and Class K shares are offered only to non-U.S. investors outside the United States. Class J and Class K shares are offered through foreign broker dealers, banks and other financial institutions and are offered to non-U.S. investors as well as through various non-U.S. investment products, programs or accounts for which a fee may be charged by investment intermediaries in addition to those described in the Prospectus and SAI.

     Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. (Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customer's investment in the Funds.) Administrative Class shares are offered primarily through employee benefit plans alliances, broker-dealers, and other intermediaries, and each Fund pays service or distribution fees to such entities for services they provide to Administrative Class shareholders.

     The Trust has adopted an Amended and Restated Multi-Class Plan ("Multi-Class Plan") pursuant to Rule 18f-3 under the 1940 Act. Under the Multi-Class Plan, shares of each class of each Fund represent an equal pro rata interest in such Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

     Each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. In addition, each class may, at the Trustees' discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust's assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund. In addition, each class may have a differing sales charge structure, and differing exchange and conversion features.

Initial Sales Charge and Contingent Deferred Sales Charge

     As described in the Class A, B and C Prospectus under the caption "Investment Options (Class A, B and C Shares)," Class A shares of the Trust (except with respect to the Money Market Fund) are sold pursuant to an initial sales charge, which declines as the amount of purchase reaches certain defined levels. For the fiscal years ended March 31, 2001, March 31, 2000 and March 31, 1999, the Distributor received an aggregate of $6,167,114, $4,625,293 and $6,227,864, respectively, and retained $949,986, $618,123 and $750,751, respectively, in initial sales charges paid by Class A shareholders of the Trust.

     As described in the Class A, B and C Prospectus under the caption "Investment Options (Class A, B and C Shares)," a contingent deferred sales charge is imposed upon certain redemptions of the Class A, Class B and Class C shares. No contingent deferred sales charge is currently imposed upon redemptions of Class D, Institutional Class or Administrative Class shares. Because contingent deferred sales charges are calculated on a fund-by-fund basis, shareholders should consider whether to exchange shares of one fund for shares of another fund prior to redeeming an investment if such an exchange would reduce the contingent deferred sales charge applicable to such redemptions.

     During the fiscal years ended March 31, 2001, March 31, 2000 and March 31, 1999, the Distributor received the following aggregate amounts in contingent deferred sales charges on Class A shares, Class B shares and Class C shares of the Funds:


                        Year Ended      Year Ended        Year Ended
                          3/31/01         3/31/00           3/31/99

         Class A          $1,295,898     $ 337,940         $ 37,142

         Class B           5,221,113      5,822,553        1,653,443

         Class C             508,383      1,077,578           543,223

     In certain cases described in the Class A, B and C Prospectus, the contingent deferred sales charge is waived on redemptions of Class A, Class B or Class C shares for certain classes of individuals or entities on account of (i) the fact that the Trust's sales-related expenses are lower for certain of such classes than for classes for which the contingent deferred sales charge is not waived, (ii) waiver of the contingent deferred sales charge with respect to certain of such classes is consistent with certain Internal Revenue Code policies concerning the favored tax treatment of accumulations, and (iii) with respect to certain of such classes, considerations of fairness, and competitive and administrative factors.

Distribution and Servicing Plans for Class A, Class B and Class C Shares

     As stated in the text of the Class A, B and C Prospectus under the caption "Management of the Trust--Distribution and Servicing (12b-1) Plans," Class A, Class B and Class C shares of the Trust are continuously offered through participating brokers which are members of the NASD and which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers.

     Pursuant to separate Distribution and Servicing Plans for Class A, Class B and Class C shares (the "Retail Plans"), as described in the Class A, B and C Prospectus, in connection with the distribution of Class B and Class C shares of the Trust, the Distributor receives certain distribution fees from the Trust, and in connection with personal services rendered to Class A, Class B and Class C shareholders of the Trust and the maintenance of shareholder accounts, the Distributor receives certain servicing fees from the Trust. Subject to the percentage limitations on these distribution and servicing fees set forth below, the distribution and servicing fees may be paid with respect to services rendered and expenses borne in the past with respect to Class A, Class B and Class C shares as to which no distribution and servicing fees were paid on account of such limitations. As described in the Class A, B and C Prospectus, the Distributor pays (i) all or a portion of the distribution fees it receives from the Trust to participating and introducing brokers, and (ii) all or a portion of the servicing fees it receives from the Trust to participating and introducing brokers, certain banks and other financial intermediaries.

     The Distributor makes distribution and servicing payments to participating brokers and servicing payments to certain banks and other financial intermediaries in connection with the sale of Class B and Class C shares and servicing payments to participating brokers, certain banks and other financial intermediaries in connection with the sale of Class A shares. In the case of Class A shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Distributor, except in cases where Class A shares are sold without a front-end sales charge (although the Distributor may pay brokers additional compensation in connection with sales of Class A shares without a sales charge). In the case of Class B shares, participating brokers and other financial intermediaries are compensated by an advance of a sales commission by the Distributor. In the case of Class C shares, part or all of the first year's distribution and servicing fee is generally paid at the time of sale. Pursuant to a Distribution Contract with the Trust, with respect to each Fund's Class A, Class B and Class C shares, the Distributor bears various other promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders.

     The Retail Plans were adopted pursuant to Rule 12b-l under the 1940 Act and are of the type known as "compensation" plans. This means that, although the Trustees of the Trust are expected to take into account the expenses of the Distributor and its predecessors in their periodic review of the Retail Plans, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor's expenses.

     The distribution fee applicable to Class B and Class C shares may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class B or Class C shares, respectively, including compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in distribution of Class B or Class C shares, printing of prospectuses and reports for other than existing Class B or Class C shareholders, advertising, and preparation, printing and distribution of sales literature. The servicing fee, applicable to Class A, Class B and Class C shares of the Trust, may be spent by the Distributor on personal services rendered to shareholders of the Trust and the maintenance of shareholder accounts, including compensation to, and expenses (including telephone and overhead expenses) of, financial consultants or other employees of participating or introducing brokers, certain banks and other financial intermediaries who aid in the processing of purchase or redemption requests or the processing of dividend payments, who provide information periodically to shareholders showing their positions in a Fund's shares, who forward communications from the Trust to shareholders, who render ongoing advice concerning the suitability of particular investment opportunities offered by the Trust in light of the shareholders' needs, who respond to inquiries from shareholders relating to such services, or who train personnel in the provision of such services. Distribution and servicing fees may also be spent on interest relating to unreimbursed distribution or servicing expenses from prior years.

     Many of the Distributor's sales and servicing efforts involve the Trust as a whole, so that fees paid by Class A, Class B or Class C shares of any Fund may indirectly support sales and servicing efforts relating to the other Funds'
shares of the same class. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund's shares, and allocates other expenses among the Funds based on their relative net assets. Expenses allocated to each Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class. The Distributor may make payments to brokers (and with respect to servicing fees only, to certain banks and other financial intermediaries) of up to the following percentages annually of the average daily net assets attributable to shares in the accounts of their customers or clients:

--------------------------------------- ----------------- -----------------
                                        Servicing         Distribution
Class A                                 Fee(1)            Fee(1)
--------------------------------------- ----------------- -----------------
--------------------------------------- ----------------- -----------------
Money Market Fund                       0.10%             N/A
--------------------------------------- ----------------- -----------------
--------------------------------------- ----------------- -----------------
All other Funds                         0.25%             None
--------------------------------------- ----------------- -----------------

Class B(2)
--------------------------------------- ----------------- -----------------
All Funds                               0.25%             None
--------------------------------------- ----------------- -----------------

Class C - Shares purchased on or after 7/1/91(3)
---------------------------------------------------------------------------
Money Market Fund                       0.10%             0.00%
--------------------------------------- ----------------- -----------------
--------------------------------------- ----------------- -----------------
Short-Term and Short Duration           0.25%             0.25%
Municipal Income Funds
--------------------------------------- ----------------- -----------------
--------------------------------------- ----------------- -----------------
Low Duration, Real Return, Municipal    0.25%             0.45%
Bond, California Intermediate
Municipal Bond, California Municipal
Bond, New York Municipal Bond and
StocksPLUS Funds
--------------------------------------- ----------------- -----------------
--------------------------------------- ----------------- -----------------
All other Funds                         0.25%             0.65%
--------------------------------------- ----------------- -----------------
---------------------------------------------------------------------------

Class C - Shares purchased before 7/1/91
---------------------------------------------------------------------------
Money Market Fund                       0.10%             0.00%
--------------------------------------- ----------------- -----------------
--------------------------------------- ----------------- -----------------
All other Funds                         0.25%             None
--------------------------------------- ----------------- -----------------

(1) Applies, in part, to Class A, Class B and Class C shares of the Trust issued to former shareholders of PIMCO Advisors Funds in connection with the reorganizations/mergers of series of PIMCO Advisors Funds as/with Funds of the Trust in a transaction which took place on January 17, 1997.

(2)  Payable only with respect to shares outstanding for one year or more.

(3) Payable only with respect to shares outstanding for one year or more except in the case of shares for which no payment is made to the party at the time of sale.

     The Distributor may from time to time pay additional cash bonuses or other incentives to selected participating brokers in connection with the sale or servicing of Class A, Class B and Class C shares of the Funds. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or all of the Funds together or a particular class of shares, during a specific period of time. The Distributor currently expects that such additional bonuses or incentives will not exceed .50% of the amount of any sale. Pacific Investment Management (in its capacity as administrator) may also pay participating brokers and other intermediaries for sub-transfer agency and other services.

     If in any year the Distributor's expenses incurred in connection with the distribution of Class B and Class C shares and, for Class A, Class B and Class C shares, in connection with the servicing of shareholders and the maintenance of shareholder accounts, exceed the distribution and/or servicing fees paid by the Trust, the Distributor would recover such excess only if the Retail Plan with respect to such class of shares continues to be in effect in some later year when the distribution and/or servicing fees exceed the Distributor's expenses. The Trust is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant Retail Plan terminates.

     Each Retail Plan may be terminated with respect to any Fund to which the Plan relates by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Contract ("Disinterested Trustees") or by vote of a majority of the outstanding voting securities of the relevant class of that Fund. Any change in any Retail Plan that would materially increase the cost to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Retail Plan may be amended by vote of the Disinterested Trustees cast in person at a meeting called for the purpose. As long as the Retail Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such Disinterested Trustees.

     The Retail Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Disinterested Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

     The Retail Plans went into effect for the Trust in January 1997. If a Retail Plan is terminated (or not renewed) with respect to one or more Funds, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

     The Trustees believe that the Retail Plans will provide benefits to the Trust. The Trustees believe that the Retail Plans will result in greater sales and/or fewer redemptions of Trust shares, although it is impossible to know for certain the level of sales and redemptions of Trust shares that would occur in the absence of the Retail Plans or under alternative distribution schemes. Although the Funds' expenses are essentially fixed, the Trustees believe that the effect of the Retail Plans on sales and/or redemptions may benefit the Trust by reducing Fund expense ratios and/or by affording greater flexibility to Portfolio Managers. From time to time, expenses of the Distributor incurred in connection with the sale of Class B and Class C shares of the Funds, and in connection with the servicing of Class B and Class C shareholders of the Funds and the maintenance of shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor. The Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause the Funds to continue payments of distribution and servicing fees in the future with respect to Class B and Class C shares.

Payments Pursuant to Class A Plan

     For the fiscal years ended March 31, 2001, March 31, 2000 and March 31, 1999, the Trust paid the Distributor an aggregate of $8,055,920, $6,082,941 and $3,158,937, respectively, pursuant to the Distribution and Servicing Plan for Class A shares, of which the indicated amounts were attributable to the following Funds:

Fund                                   Year Ended 3/31/01      Year Ended           Year Ended
                                                                 3/31/00              3/31/99
Money Market Fund                             $ 63,732           $ 109,208             $ 79,137
Short-Term Fund                                204,603             209,633              123,595
Low Duration Fund                              620,464             566,330              382,868
Real Return Fund                               103,952              25,380                6,053
Total Return Fund                            5,783,098           4,053,760            1,980,636
Total Return Mortgage Fund                         576                 N/A                  N/A
High Yield Fund                                491,894             471,207              234,956
Long-Term U.S. Government Fund                 131,419              81,888               39,481
Global Bond Fund II                              5,559               6,937               12,179
Foreign Bond Fund                              167,687             107,878               52,053
Emerging Markets Bond Fund                       1,331                 587                  498
Municipal Bond Fund                             19,443              22,682               14,101
California Intermediate Municipal               68,463                 795                  N/A
   Bond Fund
California Municipal Bond Fund                     252                 N/A                  N/A
New York Municipal Bond Fund                        51                  12                  N/A
Strategic Balanced Fund                         10,098               6,235                  N/A
European Convertible Fund                            9                 N/A                  N/A
Convertible Fund                                15,351               3,505                  N/A
StocksPLUS Fund                                367,939             416,904              233,380

     During the fiscal year ended March 31, 2001, the amounts collected pursuant to the Distribution and Servicing Plan for Class A shares were used as follows: sales commissions and other compensation to sales personnel, $6,122,499; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $1,933,421. These totals, if allocated among (i) compensation and (ii) sales materials and other expenses for each Fund, were as follows:

                                                             Sales Material
                                                               and Other
Fund                                  Compensation              Expenses                 Total

Money Market Fund                            $ 98,823              $ 29,628          $ 123,451
Short-Term Fund                               125,293                39,566            164,859
Low Duration Fund                             404,241               127,655            531,897
Real Return Fund                              140,650                44,416            185,066
Total Return Fund                           4,482,103             1,415,401          5,897,504
Total Return Mortgage Fund                      1,137                   359              1,496
GNMA                                               16                     5                 21
High Yield Fund                               386,792               122,145            508,937
Long-Term U.S. Government Fund                117,740                37,181            154,921
Global Bond Fund II                             4,032                 1,273              5,306
Foreign Bond Fund                             124,820                39,417            164,237
Emerging Markets Bond Fund                      1,685                   532              2,217
European Convertible Fund                          15                     5                 20
Municipal Bond Fund                            16,463                 5,199             21,662
California Municipal Fund                       1,044                   330              1,374
California Intermediate Municipal              42,934                13,558             56,492
   Bond Fund
New York Municipal Bond Fund                      276                    87                363
Strategic Balanced Fund                         5,421                 1,712              7,133
Convertible Fund                                9,521                 3,007             12,528
StocksPLUS Fund                               164,492                51,945            216,437

Payments Pursuant to Class B Plan

     For the fiscal years ended March 31, 2001, March 31, 2000 and March 31, 1999, the Trust paid the Distributor an aggregate of $15,793,100, $14,835,909 and $8,169,978, respectively, pursuant to the Distribution and Servicing Plan for Class B shares, of which the indicated amounts were attributable to the following Funds:

                                         Year Ended              Year
                                           3/31/01              Ended             Year Ended
Fund                                                           3/31/00              3/31/99
Money Market Fund                      $   239,885         $    182,595       $      86,809
Short-Term Fund                             66,389               47,772              21,254
Low Duration Fund                          766,462              720,752             433,206
Real Return Fund                           250,760               77,808              28,545
Total Return Fund                        7,368,323            6,386,543           3,372,168
Total Return Mortgage Fund                   1,667                  N/A                 N/A
High Yield Fund                          2,952,887            3,180,767           2,065,488
Long-Term U.S. Government Fund             385,053              375,143             229,521
Global Bond Fund II                         45,017               49,328              11,000
Foreign Bond Fund                          258,249              236,078             164,040
Emerging Markets Bond Fund                  12,778                8,171               2,953
Municipal Bond Fund                         58,902               58,146              10,000
Strategic Balanced Fund                    102,592               65,297                 N/A
Convertible Fund                            48,249                6,285                 N/A
StocksPLUS Fund                          3,235,886            3,441,224           1,679,748

     During the fiscal year ended March 31, 2001, the amounts collected pursuant to the Distribution and Servicing Plan for Class B shares were used as follows: sales commissions and other compensation to sales personnel, $12,002,756; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $3,790,344. These totals, if allocated among (i) compensation and (ii) sales materials and other expenses for each Fund, were as follows:

                                                            Sales Material
                                                              and Other
Fund                                 Compensation              Expenses                   Total
Money Market Fund                           $ 248,862             $ 78,588            $ 327,449
Short-Term Fund                                46,058               14,545               60,602
Low Duration Fund                             578,888              182,807              761,695
Real Return Fund                              351,054              110,859              461,913
Total Return Fund                           6,337,208            2,001,223            8,338,431
Total Return Mortgage Fund                      5,312                1,678                6,990
High Yield Fund                             2,128,017              672,005            2,800,023
Long-Term U.S. Government Fund                353,651              111,679              465,331
Global Bond Fund II                            34,181               10,794               44,975
Foreign Bond Fund                             187,026               59,061              246,086
Emerging Markets Bond Fund                     10,545                3,330               13,876
Municipal Bond Fund                            55,181               17,426               72,607
Strategic Balanced Fund                        55,397               17,494               72,890
Convertible Fund                               37,175               11,739               48,914
StocksPLUS Fund                             1,574,202              497,116            2,071,318

Payments Pursuant to Class C Plan

     For the fiscal years ended March 31, 2001, March 31, 2000 and March 31, 1999, the Trust paid the Distributor an aggregate of $15,860,701, 15,752,921 and $11,016,443, respectively, pursuant to the Distribution and Servicing Plan for Class C shares, of which the indicated amounts were attributable to the following Funds:

                                        Year Ended          Year Ended           Year Ended
Fund                                      3/31/01            3/31/00               3/31/99
Money Market Fund                          $ 87,507             $ 85,213             $ 75,541
Short-Term Fund                             105,798               96,622               61,224
Low Duration Fund                           834,108              886,691              645,396
Real Return Fund                            271,991               63,886               16,396
Total Return Fund                         8,139,338            7,576,924            5,309,578
Total Return Mortgage Fund                    5,566                  N/A                  N/A
High Yield Fund                           3,316,077            3,820,412            3,098,891
Long-Term U.S. Government Fund              248,741              259,510              200,406
Global Bond Fund II                          48,452               57,768               49,000
Foreign Bond Fund                           312,825              302,947              237,914
Emerging Markets Bond Fund                    5,161                2,646                1,972
Municipal Bond Fund                         212,868              250,017               10,000
Strategic Balanced Fund                     128,151               67,806                  N/A
Convertible Fund                            125,211               23,512                  N/A
StocksPLUS Fund                           2,018,908            2,258,967            1,097,998

     During the fiscal year ended March 31, 2001, the amounts collected pursuant to the Distribution and Servicing Plan for Class C shares were used as follows: sales commissions and other compensation to sales personnel, $12,054,133; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $3,806,568.

     These totals, if allocated among (i) compensation and (ii) sales materials and other expenses for each Fund, were as follows:

                                                               Sales Material
                                                                  and Other
Fund                                  Compensation                Expenses                  Total

Money Market Fund                            $ 618,230             $ 195,230            $ 813,460
Short-Term Fund                                130,648                41,257              171,906
Low Duration Fund                              665,274               210,087              875,361
Real Return Fund                               453,406               143,181              596,586
Total Return Fund                            6,165,454             1,946,985            8,112,439
Total Return Mortgage                           10,628                 3,356               13,984
High Yield Fund                              2,085,661               658,630            2,744,291
Long-Term U.S. Government Fund                 201,116                63,510              264,627
Global Bond Fund II                             29,173                 9,213               38,386
Foreign Bond Fund                              197,576                62,392              259,968
Emerging Markets Bond Fund                       4,431                 1,399                5,830
Municipal Bond Fund                            171,192                54,061              225,252
Strategic Balanced Fund                         78,663                24,841              103,504
Convertible Fund                                75,123                23,723               98,847
StocksPLUS Fund                              1,167,558               368,702            1,536,260

     From time to time, expenses of principal underwriters incurred in connection with the distribution of Class B and Class C shares of the Funds, and in connection with the servicing of Class A, Class B and Class C shareholders of the Funds and the maintenance of Class A, Class B and Class C shareholder accounts, may exceed the distribution and/or servicing fees collected by the Distributor. Class A, Class B and Class C Distribution and Servicing Plans, which are similar to the Trust's current Plans, were in effect prior to January 17, 1997 in respect of the series of PAF that was the predecessor of the Global Bond Fund II. As of March 31, 2001, such expenses were approximately $31,692,000 in excess of payments under the Class A Plan, $54,370,000 in excess of payments under the Class B Plan and $3,948,000 in excess of payments under the Class C Plan.

     The allocation of such excess (on a pro rata basis) among the Funds listed below as of March 31, 2001 was as follows:

Fund                                  Class A               Class B               Class C

Money Market Fund                    $ 485,658           $ 1,127,291            $ 202,484
Short-Term Fund                        648,555               208,633               42,790
Low Duration Fund                    2,092,482             2,622,243              217,892
Real Return Fund                       728,050             1,590,201              148,501
Total Return Fund                   23,200,789            28,706,238            2,019,325
High Yield Fund                      2,002,158             9,639,478              683,101
Long-Term U.S. Government Fund         609,461             1,601,967               65,870
GNMA Fund                                   80                   N/A                  N/A
Global Bond Fund II                     20,873               154,832                9,555
Foreign Bond Fund                      646,110               847,187               64,711
Emerging Markets Bond Fund              8,721                47,769                 1,451
European Convertible Fund                  77                   N/A                   N/A
Municipal Bond Fund                    85,218               249,960                56,069
California Municipal Fund               5,407                   N/A                   N/A
California Intermediate Municipal     222,239                   N/A                   N/A
   Bond Fund
New York Municipal Bond Fund                                     1,427                   N/A                   N/A
Strategic Balanced Fund                                         28,060               250,936                25,764
Convertible Fund                                                49,286               168,394                24,605
StocksPLUS Fund                                                851,465             7,130,809               382,401

     The allocation of such excess (on a pro rata basis) among the Funds, calculated as a percentage of net assets of each Fund listed below as of March 31, 2001 was as follows:

Fund                                     Class A       Class B        Class C

Money Market Fund                           0.77%         2.96%          0.18%
Short-Term Fund                            0.77         2.96            0.18
Low Duration Fund                          0.77         2.96            0.18
Total Return Fund                          0.77         2.96            0.18
Real Return Fund                           0.77         2.96            0.18
High Yield Fund                            0.77         2.96            0.18
Long-Term U.S. Government Fund             0.77         2.96            0.18
GNMA Fund                                  0.77          N/A            N/A
European Convertible Fund                  0.77          N/A            N/A
Global Bond Fund II                        0.77         2.96            0.18
Foreign Bond Fund                          0.77         2.96            0.18
Emerging Markets Bond Fund                 0.77         2.96            0.18
Municipal Bond Fund                        0.77         2.96            0.18
California Municipal Fund                  0.77          N/A            N/A
California Intermediate Municipal          0.77          N/A            N/A
   Bond Fund
New York Municipal Bond Fund               0.77          N/A            N/A
Strategic Balanced Fund                    0.77         2.96            0.18
Convertible Fund                           0.77         2.96            0.18
StocksPLUS Fund                            0.77         2.96            0.18

     Distribution and Administrative Services Plans for Administrative Class Shares

     The Trust has adopted an Administrative Services Plan and an Administrative Distribution Plan (together, the "Administrative Plans") with respect to the Administrative Class shares of each Fund.

     Under the terms of the Administrative Distribution Plan, the Trust is permitted to reimburse, out of the assets attributable to the Administrative Class shares of each Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries for costs and expenses incurred in connection with the distribution and marketing of Administrative Class shares and/or the provision of certain shareholder services to its customers that invest in Administrative Class shares of the Funds. Such services may include, but are not limited to, the following: providing facilities to answer questions from prospective investors about a Fund; receiving and answering correspondence, including requests for prospectuses and statements of additional information; preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Administrative Class shares; and assisting investors in completing application forms and selecting dividend and other account options.

     Under the terms of the Administrative Services Plan, the Trust is permitted to reimburse, out of the assets attributable to the Administrative Class shares of each Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide certain administrative services for Administrative Class shareholders. Such services may include, but are not limited to, the following functions: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; and performing similar account administrative services.

     The same entity may be the recipient of fees under both the Administrative Class Distribution Plan and the Administrative Services Plan, but may not receive fees under both plans with respect to the same assets. Fees paid pursuant to either Plan may be paid for shareholder services and the maintenance of shareholder accounts, and therefore may constitute "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. Each Plan has been adopted in accordance with the requirements of Rule 12b-1 under the 1940 Act and will be administered in accordance with the provisions of that rule, except that shareholders will not have the voting rights set forth in Rule 12b-1 with respect to the Administrative Services Plan that they will have with respect to the Administrative Distribution Plan.

     Each Administrative Plan provides that it may not be amended to materially increase the costs which Administrative Class shareholders may bear under the Plan without the approval of a majority of the outstanding voting securities of the Administrative Class, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Plan Trustees"), cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.

     Each Administrative Plan provides that it may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the disinterested Trustees defined above. The Administrative Class Distribution Plan further provides that it may not take effect unless approved by the vote of a majority of the outstanding voting securities of the Administrative Class.

     Each Administrative Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Trustees defined above. Each Administrative Plan provides that any person authorized to direct the disposition of monies paid or payable by a class pursuant to the Plan or any related agreement shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

     Each Administrative Plan is a "reimbursement plan," which means that fees are payable to the relevant financial intermediary only to the extent necessary to reimburse expenses incurred pursuant to such plan. Each Administrative Plan provides that expenses payable under the Plan may be carried forward for reimbursement for up to twelve months beyond the date in which the expense is incurred, subject to the limit that not more that 0.25% of the average daily net assets of Administrative Class shares may be used in any month to pay expenses under the Plan. Each Plan requires that Administrative Class shares incur no interest or carrying charges.

     Rules of the NASD limit the amount of distribution fees that may be paid by mutual funds. "Service fees," defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that some, if not all, of the fees paid pursuant to both Administrative Plans will qualify as "service fees" and therefore will not be limited by NASD rules.

     Institutional and Administrative Class shares of the Trust may also be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on the purchase, redemption or exchanges of Trust shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection which purchases, sales and redemption of Trust shares in addition to any fees charged by the Trust. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

Payments Pursuant to the Administrative Plans

     For the fiscal years ended March 31, 2001, March 31, 2000 and March 31, 1999, the Trust paid qualified service providers an aggregate amount of $11,849,697, $8,385,679 and $3,691,083, respectively, pursuant to the
Administrative Services Plan and the Administrative Distribution Plan. Such payments were allocated among the Funds listed below as follows:

                                      Year Ended     Year Ended      Year Ended

Fund                                    3/31/01       3/31/00         3/31/99
Money Market Fund                       $21,069          $22,491         $10,213
Short-Term Fund                          16,697           15,160          16,719
Low Duration Fund                       345,320          307,872         297,918
Low Duration Fund II                         92              528          28,257
Low Duration Fund III                        26               50               0
Real Return Fund                         41,269              N/A             N/A
Total Return Fund                     9,917,611        6,890,843       2,826,235
Total Return Fund II                    156,989          125,952         135,827
Total Return Fund III                    26,382            8,755           3,586
High Yield Fund                       1,054,052          772,780         336,744
Long-Term U.S. Government Fund          116,546           98,704          15,870
Municipal Bond Fund                      10,305            6,275             447
California Intermediate Municipal         3,614               14               0
   Bond Fund
Global Bond Fund                          5,633            7,261           2,995
Foreign Bond Fund                        18,800           10,669           3,134
Emerging Markets Bond Fund               25,087           22,231             135
Convertible Fund                            629              N/A             N/A
Strategic Balanced Fund                   1,495              852               0
StocksPLUS Fund                          88,080           95,242          13,003

     The remaining Funds did not make payments under either Administrative Plan.

Plan for Class D Shares

     As described under "Management of the Trust- Fund Administrator," the Funds' Administration Agreement includes a plan (the "Class D Plan") adopted pursuant to Rule 12b-1 under the 1940 Act which provides for the payment of up to 0.25% of the Class D administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares.

     Specifically, the Administration Agreement provides that the Administrator shall provide in respect of Class D shares (either directly or by procuring through other entities, including various financial services firms such as broker-dealers and registered investment advisors ("Service Organizations")) some or all of the following services and facilities in connection with direct purchases by shareholders or in connection with products, programs or accounts offered by such Service Organizations ("Special Class D Services"): (i) facilities for placing orders directly for the purchase of a Fund's shares and tendering a Fund's Class D shares for redemption; (ii) advertising with respect to a Fund's Class D shares; (iii) providing information about the Funds; (iv) providing facilities to answer questions from prospective investors about the Funds; (v) receiving and answering correspondence, including requests for prospectuses and statements of additional information; (vi) preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders;
(vii) assisting investors in applying to purchase Class D shares and selecting dividend and other account options; and (viii) shareholder services provided by a Service Organization that may include, but are not limited to, the following functions: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing confirmations for transactions by shareholders; performing similar account administrative services; providing such shareholder communications and recordkeeping services as may be required for any program for which the Service Organization is a sponsor that relies on Rule 3a-4 under the 1940 Act; and providing such other similar services as may reasonably be requested to the extent the Service Organization is permitted to do so under applicable statutes, rules, or regulations.

     The Administrator has entered into an agreement with the Distributor under which the distributor is compensated for providing or procuring certain of the Class D Services at the rate of 0.25% per annum of all assets attributable to Class D shares sold through the Distributor.

     The Trust and the Administrator understand that some or all of the Special Class D Services pursuant to the Administration Agreement may be deemed to represent services primarily intended to result in the sale of Class D shares. The Administration Agreement includes the Class D Plan to account for this possibility. The Administration Agreement provides that any portion of the fees paid thereunder in respect of Class D shares representing reimbursement for the Administrator's and the Distributor's expenditures and internally allocated expenses in respect of Class D Services of any Fund shall not exceed the rate of 0.25% per annum of the average daily net assets of such Fund attributable to Class D shares.

     In accordance with Rule 12b-1 under the 1940 Act, the Class D Plan may not be amended to increase materially the costs which Class D shareholders may bear under the Plan without approval of a majority of the outstanding Class D shares, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees ("disinterested Class D Plan Trustees") who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Plan and any related amendments. The Class D Plan may not take effect until approved by a vote of a majority of both (i) the Trustees of the Trust and (ii) the disinterested Class D Plan Trustees. In addition, the Class D Plan may not take effect unless it is approved by the vote of a majority of the outstanding Class D shares and it shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Class D Plan Trustees.

     With respect to the Class D Plan, the Administration Agreement requires the Administrator to present reports as to out-of-pocket expenditures and internal expenses allocations of the Administrator and the Distributor at least quarterly and in a manner that permits the disinterested Class D Plan Trustees to determine that portion of the Class D administrative fees paid thereunder which represents reimbursements in respect of Special Class D Services.

     Rules of the NASD limit the amount of distribution fees that may be paid by mutual funds. "Service fees," defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that most, if not all, of the fees paid pursuant to the Class D Plan will qualify as "service fees" and therefore will not be limited by NASD rules.

Payments Pursuant to Class D Plan

     For the fiscal year ended March 31, 2001, March 31, 2000 and March 31, 1999, the Trust paid $612,076, $263,567 and $48,375, respectively, pursuant to the Class D Plan, of which the indicated amounts were attributable to the following operational Funds:

                                               Year Ended    Year Ended 3/31/00     Year Ended
Fund                                             3/31/01                              3/31/99
Short-Term Fund                                  $13,325              $8,920              $1,589
Low Duration Fund                                 36,164              22,629               5,733
Real Return Fund                                  77,474              12,683                 323
Total Return Fund                                366,874             139,747              23,268
Total Return Mortgage Fund                         1,233                 255                 283
High Yield Fund                                   66,440              46,520               5,873
Foreign Bond Fund                                 39,752              24,358               8,973
Emerging Markets Bond Fund                            26                 N/A                 N/A
Convertible Fund                                      23                 N/A                 N/A
Short Duration Muni Income Fund                       25                   4                 N/A
Municipal Bond Fund                                2,082               1,175                 402
California Intermediate Municipal Bond Fund          124                   4                 N/A
California Municipal Bond Fund                        17                 N/A                 N/A
New York Municipal Bond Fund                          49                   4                 N/A
Strategic Balanced Fund                              768                 439                 291
StocksPLUS Fund                                    7,701               6,829               1,640

Distribution and Servicing Plan for Class J and Class K Shares

     Class J and Class K each has a separate distribution and servicing plan (the "Class J-K Plans"). Distribution fees paid pursuant to the Class J-K Plans may only be paid in connection with services provided with respect to Class J and Class K shares.

     As stated in the Prospectus relating to Class J and Class K shares under the caption "Service and Distribution Fees," the Distributor pays (i) all or a portion of the distribution fees it receives from the Trust to participating and introducing brokers, and (ii) all or a portion of the servicing fees it receives from the Trust to participating and introducing brokers, certain banks and other financial intermediaries.

     Each Class J-K Plan may be terminated with respect to any Fund to which the Class J-K Plan relates by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Contract ("Disinterested Trustees") or by vote of a majority of the outstanding voting securities of the relevant class of that Fund. Pursuant to Rule 12b-1, any change in either Class J-K Plan that would materially increase the cost to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Class J-K Plan may be amended by vote of the Disinterested Trustees cast in person at a meeting called for the purpose. As long as the Class J-K Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such Disinterested Trustees.

     The Class J-K Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Disinterested Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

     If a Class J-K Plan is terminated (or not renewed) with respect to one or more Funds, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

     The Trustees believe that the Class J-K Plans will provide benefits to the Trust. The Trustees believe that the Class J-K Plans will result in greater sales and/or fewer redemptions of Trust shares, although it is impossible to know for certain the level of sales and redemptions of Trust shares that would occur in the absence of the Class J-K Plans or under alternative distribution schemes. Although the Funds' expenses are essentially fixed, the Trustees believe that the effect of the Class J-K Plans on sales and/or redemptions may benefit the Trust by reducing Fund expense ratios and/or by affording greater flexibility to Portfolio Managers. From time to time, expenses of the Distributor incurred in connection with the sale of Class J and Class K shares of the Funds, and in connection with the servicing of Class J and Class K shareholders of the Funds and the maintenance of shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor. The Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause the Funds to continue payments of distribution and servicing fees in the future with respect to Class J and Class K shares.

Purchases, Exchanges and Redemptions

     Purchases, exchanges and redemptions of Class A, Class B, Class C and Class D shares are discussed in the Class A, B and C and Class D Prospectuses under the headings "How to Buy Shares," "Exchange Privilege," and "How to Redeem," and that information is incorporated herein by reference. Purchases, exchanges and redemptions of Institutional and Administrative Class shares and Class J and Class K shares are discussed in the Institutional Prospectus under the headings "Purchase of Shares," "Redemption of Shares," and "Net Asset Value," and in the Class J and Class K supplement thereto, and that information is incorporated herein by reference.

     Certain managed account clients of PIMCO may purchase shares of the Trust. To avoid the imposition of duplicative fees, PIMCO may be required to make adjustments in the management fees charged separately by PIMCO to these clients to offset the generally higher level of management fees and expenses resulting from a client's investment in the Trust.

     Certain clients of PIMCO whose assets would be eligible for purchase by one or more of the Funds may purchase shares of the Trust with such assets. Assets so purchased by a Fund will be valued in accordance with procedures adopted by the Board of Trustees.

     Certain shares of the Funds are not qualified or registered for sale in all states and Class J and Class K shares are not qualified or registered for sale in the United States. Prospective investors should inquire as to whether shares of a particular Fund or class are available for offer and sale in their state of domicile or residence. Shares of a Fund may not be offered or sold in any state unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.

     Independent financial intermediaries unaffiliated with PIMCO may perform shareholder servicing functions with respect to certain of their clients whose assets may be invested in the Funds. These services, normally provided by PIMCO directly to Trust shareholders, may include the provision of ongoing information concerning the Funds and their investment performance, responding to shareholder inquiries, assisting with purchases, redemptions and exchanges of Trust shares, and other services. PIMCO may pay fees to such entities for the provision of these services which PIMCO normally would perform, out of PIMCO's own resources.

     As described in the Class A, B and C and Class D Prospectuses under the caption "Exchanging Shares," and in the Institutional Prospectus under the caption "Exchange Privilege," a shareholder may exchange shares of any Fund (except for the Liquid Assets Fund) for shares of any other Fund of the Trust or any series of PIMCO Funds: Multi-Manager Series, within the same class on the basis of their respective net asset values. The original purchase date(s) of shares exchanged for purposes of calculating any contingent deferred sales charge will carry over to the investment in the new Fund. For example, if a shareholder invests in the Class C shares of one Fund and 6 months later (when the contingent deferred sales charge upon redemption would normally be 1%) exchanges his shares for Class C shares of another Fund, no sales charge would be imposed upon the exchange but the investment in the other Fund would be subject to the 1% contingent deferred sales charge until one year after the date of the shareholder's investment in the first Fund as described in the Class A, B and C Prospectus under "Alternative Purchase Arrangements." With respect to Class B or Class C shares, or Class A shares subject to a contingent deferred sales charge, if less than all of an investment is exchanged out of a Fund, any portion of the investment attributable to capital appreciation and/or reinvested dividends or capital gains distributions will be exchanged first, and thereafter any portions exchanged will be from the earliest investment made in the Fund from which the exchange was made.

     Orders for exchanges accepted prior to the close of regular trading on the New York Stock Exchange on any day the Trust is open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after the close of regular trading on the Exchange on any business day will be executed at the respective net asset values determined at the close of the next business day.

     An excessive number of exchanges may be disadvantageous to the Trust. Therefore, the Trust, in addition to its right to reject any exchange, reserves the right to adopt a policy of terminating the exchange privilege of any shareholder who makes more than a specified number of exchanges in a 12-month period or in any calendar quarter. The Trust reserves the right to modify or discontinue the exchange privilege at any time.

     The Trust reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or that Exchange is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

     The Trust is committed to paying in cash all requests for redemptions by any shareholder of record of the Funds, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Trust at the beginning of such period. Although the Trust will normally redeem all shares for cash, it may, in unusual circumstances, redeem amounts in excess of the lesser of (i) or (ii) above by payment in kind of securities held in the Funds' portfolios.

     The Trust has adopted procedures under which it may make redemptions-in-kind to shareholders who are affiliated persons of a Fund. Under these procedures, the Trust generally may satisfy a redemption request from an affiliated person in-kind, provided that: (1) the redemption-in-kind is effected at approximately the affiliated shareholder's proportionate share of the distributing Fund's current net assets, and thus does not result in the dilution of the interests of the remaining shareholders; (2) the distributed securities are valued in the same manner as they are valued for purposes of computing the distributing Fund's net asset value; (3) the redemption-in-kind is consistent with the Fund's prospectus and statement of additional information; and (4) neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption-in-kind selects, or influences the selection of, the distributed securities.

     Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to shareholder redemption, the shares in the account do not have a value of at least a specified amount, the minimums of which are currently set at $250 for Class A, Class B and Class C shares, $2,000 for Class D shares, and $100,000 ($25,000,000 for the Liquid Assets Fund) for Institutional Class and Administrative Class shares ($10,000 with respect to Institutional Class and Administrative Class accounts opened before January 1, 1995). The Prospectuses may set higher minimum account balances for one or more classes from time to time depending upon the Trust's current policy. An investor will be notified that the value of his account is less than the minimum and allowed at least 30 days to bring the value of the account up to at least the specified amount before the redemption is processed. The Declaration of Trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees. The Trust may also charge periodic account fees for accounts that fall below minimum balances, as described in the Prospectuses.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

     Investment decisions for the Trust and for the other investment advisory clients of PIMCO are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Trust). Some securities considered for investments by the Funds may also be appropriate for other clients served by PIMCO. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients served by PIMCO is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by PIMCO. PIMCO may aggregate orders for the Funds with simultaneous transactions entered into on behalf of other clients of PIMCO so long as price and transaction expenses are averaged either for that transaction or for the day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in PIMCO's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and Research Services

     There is generally no stated commission in the case of fixed income securities, which are traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

     PIMCO places all orders for the purchase and sale of portfolio securities, options and futures contracts for the relevant Fund and buys and sells such securities, options and futures for the Trust through a substantial number of brokers and dealers. In so doing, PIMCO uses its best efforts to obtain for the Trust the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, PIMCO, having in mind the Trust's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

     PIMCO places orders for the purchase and sale of portfolio investments for the Funds' accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of the Funds, PIMCO will seek the best price and execution of the Funds' orders. In doing so, a Fund may pay higher commission rates than the lowest available when PIMCO believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. PIMCO also may consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions for the Trust.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, PIMCO receives research services from many broker-dealers with which PIMCO places the Trust's portfolio transactions. PIMCO may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to PIMCO in advising various of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Trust. The management fee paid by the Trust is not reduced because PIMCO and its affiliates receive such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, PIMCO may cause the Trust to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to PIMCO an amount of disclosed commission for effecting a securities transaction for the Trust in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     As noted above, PIMCO may purchase new issues of securities for the Trust in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide PIMCO with research in addition to selling the securities (at the fixed public offering price) to the Trust or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Trust, other PIMCO clients, and PIMCO without incurring additional costs. These arrangements may not fall within the safe harbor of
Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

     Consistent with the Rules of the NASD and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, PIMCO may also consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions for the Trust.

Portfolio Turnover

     A change in the securities held by a Fund is known as "portfolio turnover." PIMCO manages the Funds without regard generally to restrictions on portfolio turnover. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for some of the Funds. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates).

     The portfolio turnover rate of a Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year. Portfolio turnover rates for each Fund for which financial highlights for at least the past five fiscal years are provided in the Prospectuses are set forth under "Financial Highlights" in the applicable Prospectus.

     Because PIMCO does not expect to reallocate the Strategic Balanced Fund's assets between the Underlying Funds on a frequent basis, the portfolio turnover rate for the Fund is expected to be modest (i.e., less than 25%) in comparison to most mutual funds. However, the Fund indirectly bears the expenses associated with the portfolio turnover of the Underlying Funds, which may have high (i.e., greater than 100%) portfolio turnover rates.

                                 NET ASSET VALUE

     Net Asset Value is determined as indicated under "How Fund Shares are Priced" in the Prospectuses. Net asset value will not be determined on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     For all Funds other than Money Market and Liquid Assets Funds, portfolio securities and other assets for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, at the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of 60 days or less), are normally valued on the basis of quotations obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

     The Money Market and Liquid Assets Funds' securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods the yield to investors in the Fund may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.

     The SEC's regulations require the Money Market and Liquid Assets Funds to adhere to certain conditions. The Trustees, as part of their responsibility within the overall duty of care owed to the shareholders, are required to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share. The Trustees' procedures include a requirement to periodically monitor, as appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two. The Trustees will take such steps as they consider appropriate, (e.g., selling securities to shorten the average portfolio maturity) to minimize any material dilution or other unfair results which might arise from differences between the two. The Fund also is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, to limit its investments to instruments having remaining maturities of 397 days or less (except securities held subject to repurchase agreements having 397 days or less maturity) and to invest only in securities determined by PIMCO under procedures established by the Board of Trustees to be of high quality with minimal credit risks.

     Each Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class's distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class's "net asset value" per share. Under certain circumstances, the per share net asset value of the Class B and Class C shares of the Funds that do not declare regular income dividends on a daily basis may be lower than the per share net asset value of the Class A shares as a result of the daily expense accruals of the distribution fee applicable to the Class B and Class C shares. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Fund's classes.

                                    TAXATION

     The following summarizes certain additional federal income tax considerations generally affecting the Funds and their shareholders. The discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Funds. The discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), existing regulations promulgated thereunder, and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive. The discussion applies only to beneficial owners of Fund shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of shares (such as insurance companies, tax exempt organizations, and broker-dealers) who may be subject to special rules. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion here and in the Prospectuses is not intended as a substitute for careful tax planning.

     Each Fund intends to qualify annually and elect to be treated as a regulated investment company under the Code. To qualify as a regulated investment company, each Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income Test"); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (c) distribute each taxable year the sum of
(i) at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and (ii) 90% of its tax exempt interest, net of expenses allocable thereto. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities. To date, such regulations have not been issued.

     As a regulated investment company, a Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

     Each Municipal Fund must have at least 50% of its total assets invested in Municipal Bonds at the end of each calendar quarter so that dividends derived from its net interest income on Municipal Bonds and so designated by the Fund will be "exempt-interest dividends," which are generally exempt from federal income tax when received by an investor. A portion of the distributions paid by a Municipal Fund may be subject to tax as ordinary income (including certain amounts attributable to bonds acquired at a market discount). In addition, any distributions of net short-term capital gains would be taxed a ordinary income and any distribution of capital gain dividends would be taxed as long-term capital gains. Certain exempt-interest dividends, as described in the Class A, B and C Prospectus, may increase alternative minimum taxable income for purposes of determining a shareholder's liability for the alternative minimum tax. In addition, exempt-interest dividends allocable to interest from certain "private activity bonds" will not be tax exempt for purposes of the regular income tax to shareholders who are "substantial users" of the facilities financed by such obligations or "related persons" of "substantial users." The tax-exempt portion of dividends paid for a calendar year constituting "exempt-interest dividends" will be designated after the end of that year and will be based upon the ratio of net tax-exempt income to total net income earned by the Fund during the entire year. That ratio may be substantially different than the ratio of net tax-exempt income to total net income earned during a portion of the year. Thus, an investor who holds shares for only a part of the year may be allocated more or less tax-exempt interest dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net income actually earned by the Fund while the investor was a shareholder. All or a portion of interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Municipal Fund will not be deductible by the shareholder. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness multiplied by the percentage of the Fund's total distributions (not including distributions of the excess of net long-term capital gains over net short-term capital losses) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

     Shareholders of the Municipal Funds receiving social security or railroad retirement benefits may be taxed on a portion of those benefits as a result of receiving tax exempt income (including exempt-interest dividends distributed by the Fund). The tax may be imposed on up to 50% of a recipient's benefits in cases where the sum of the recipient's adjusted gross income (with certain adjustments, including tax-exempt interest) and 50% of the recipient's benefits, exceeds a base amount. In addition, up to 85% of a recipient's benefits may be subject to tax if the sum of the recipient's adjusted gross income (with certain adjustments, including tax-exempt interest) and 50% of the recipient's benefits exceeds a higher base amount. Shareholders receiving social security or railroad retirement benefits should consult with their tax advisors.

     In years when a Fund distributes amounts in excess of its earnings and profits, such distributions may be treated in part as a return of capital. A return of capital is not taxable to a shareholder and has the effect of reducing the shareholder's basis in the shares. Since certain of the Municipal Funds' expenses attributable to earning tax-exempt income do not reduce such Fund's current earnings and profits, it is possible that distributions, if any, in excess of such Fund's net tax-exempt and taxable income will be treated as taxable dividends to the extent of such Fund's remaining earnings and profits (i.e., the amount of such expenses).

Distributions

     Except for exempt-interest dividends paid by the Municipal Funds, all dividends and distributions of a Fund, whether received in shares or cash, generally are taxable and must be reported on each shareholder's federal income tax return. Dividends paid out of a Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.

     A portion of the dividends paid by the StocksPLUS Fund may qualify for the deduction for dividends received by corporations. Dividends paid by the other Funds generally are not expected to qualify for the deduction for dividends received by corporations, although certain distributions from the High Yield Fund may qualify. Distributions of net capital gains, if any, designated as capital gain dividends, are taxable as long-term capital gains, regardless of how long the shareholder has held a Fund's shares and are not eligible for the dividends received deduction. Any distributions that are not from a Fund's investment company taxable income or net realized capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash.

     The Strategic Balanced Fund will not be able to offset gains realized by one Fund in which the Fund invests against losses realized by another Fund in which the Fund invests. The Fund's use of the fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders..

Sales of Shares

     Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term generally depending upon the shareholder's holding period for the shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

     Depending on the Strategic Balanced Fund's percentage ownership in an Underlying Fund both before and after a redemption, the Fund's redemption of shares of such Underlying Fund may cause the Fund to be treated as not receiving capital gain income on the amount by which the distribution exceeds the Fund's tax basis in the shares of the Underlying Fund, but instead to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution. This could cause shareholders of the Strategic Balanced Fund to recognize higher amounts of ordinary income than if the shareholders had held the shares of the Underlying Funds directly. Redemptions of shares in an Underlying Fund could also cause additional distributable gains to shareholders.

Backup Withholding

     A Fund may be required to withhold up to 30.5% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal tax liability.

Options, Futures and Forward Contracts, and Swap Agreements

     Some of the options, futures contracts, forward contracts, and swap agreements used by the Funds may be "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40") although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss.

     Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may result in "straddles" for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

     A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

     Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Funds intend to account for such transactions in a manner they deem to be appropriate, the Internal Revenue Service might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. The Trust intends to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

     The qualifying income and diversification requirements applicable to a Fund's assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, and swap agreements.

Short Sales

     Certain Funds may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.

Passive Foreign Investment Companies

     Certain Funds may invest in the stock of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to stockholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

     A Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that would involve marking to market a Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income with respect to such shares in prior years. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. A Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

     Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

Foreign Currency Transactions

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Foreign Taxation

     Income  received by the Funds from sources within foreign  countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, PIMCO intends to manage the Funds with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of the Global Bond, Global Bond II, Foreign Bond, European Convertible or Emerging Markets Bond Funds' total assets at the close of their taxable year consists of securities of foreign corporations, such Fund will be eligible to elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Global Bond, Global Bond II, Foreign Bond, European Convertible or Emerging Markets Bond Funds' income will flow through to shareholders of the Trust. With respect to such Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

     Although the Strategic Balanced Fund may itself be entitled to a deduction for such taxes paid by an Underlying Fund in which the Fund invests, the Strategic Balanced Fund will not be able to pass any such credit or deduction through to its own shareholders.

Original Issue Discount and Market Discount

     Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for Federal income tax purposes.

     Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

     Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

     A Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

Constructive Sales

     Recently enacted rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code.

Non-U.S. Shareholders

     Withholding of Income Tax on Dividends: Under the 1972 Convention and U.S. federal tax law, dividends paid on shares beneficially held by a person who is a "foreign person" within the meaning of the Internal Revenue Code of 1986, as amended, are, in general, subject to withholding of U.S. federal income tax at a rate of 30% of the gross dividend, which may, in some cases, be reduced by an applicable tax treaty. However, if a beneficial holder who is a foreign person has a permanent establishment in the United States, and the shares held by such beneficial holder are effectively connected with such permanent establishment and, in addition, the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates. Distributions of long-term net realized capital gains will not be subject to withholding of U.S. federal income tax.

     Income Tax on Sale of a Fund's shares: Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of such shares unless (i) the shares in question are effectively connected with a permanent establishment in the United States of the beneficial holder and such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.

     State and Local Tax: A beneficial holder of shares who is a foreign person may be subject to state and local tax in addition to the federal tax on income referred above.

     Estate and Gift Taxes: Under existing law, upon the death of a beneficial holder of shares who is a foreign person, such shares will be deemed to be property situated within the United States and will be subject to U.S. federal estate tax. If at the time of death the deceased holder is a resident of a foreign country and not a citizen or resident of the United States, such tax will be imposed at graduated rates from 18% to 55% on the total value (less allowable deductions and allowable credits) of the decedent's property situated within the United States. In general, there is no gift tax on gifts of shares by a beneficial holder who is a foreign person.

     The availability of reduced U.S. taxation pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof and may further, in some circumstances, depend upon making a satisfactory demonstration to U.S. tax authorities that a foreign investor qualifies as a foreign person under U.S. domestic tax law and the 1972 Convention.

Other Taxation

     Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state's income tax ("qualifying federal obligations"). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of a Fund's dividend distribution which is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                                OTHER INFORMATION

Capitalization

     The Trust is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated March 31, 2000. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.0001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Trust itself is unable to meet its obligations, and thus should be considered remote.

Performance Information

     From time to time the Trust may make available certain information about the performance of some or all of the classes of shares of some or all of the Funds. Information about a Fund's performance is based on that Fund's (or its predecessor's) record to a recent date and is not intended to indicate future performance.

     The total return of classes of shares of all Funds may be included in advertisements or other written material. When a Fund's total return is advertised, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Fund (or its predecessor series of PIMCO Advisors Funds for the Global Bond Fund II), as more fully described below. For periods prior to the initial offering date of a particular class of shares, total return presentations for the class will be based on the historical performance of an older class of the Fund (if any) restated to reflect any different sales charges and/or operating expenses (such as different administrative fees and/or 12b-1/servicing fee charges) associated with the newer class. In certain cases, such a restatement will result in performance of the newer class which is higher than if the performance of the older class were not restated to reflect the different operating expenses of the newer class. In such cases, the Trust's advertisements will also, to the extent appropriate, show the lower performance figure reflecting the actual operating expenses incurred by the older class for periods prior to the initial offering date of the newer class. Total return for each class is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment in the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). Total return may be advertised using alternative methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures.

     The Funds may also provide current distribution information to its shareholders in shareholder reports or other shareholder communications, or in certain types of sales literature provided to prospective investors. Current distribution information for a particular class of a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the relevant class net asset value per share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a class of a Fund has declared and paid to shareholders as of the end of a specified period rather than the Fund's actual net investment income for that period.

     Performance information is computed separately for each class of a Fund. The Trust may, from time to time, include the yield and effective yield of the Money Market and Liquid Assets Funds, and the yield and total return for each class of shares of all of the Funds in advertisements or information furnished to shareholders or prospective investors. Each Fund may from time to time include in advertisements the ranking of the Fund's performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services as having the same investment objectives. Information provided to any newspaper or similar listing of the Fund's net asset values and public offering prices will separately present each class of shares. The Funds also may compute current distribution rates and use this information in their prospectuses and statement of additional information, in reports to current shareholders, or in certain types of sales literature provided to prospective investors.

Calculation of Yield

     Current yield for the Money Market and Liquid Assets Funds will be based on the change in the value of hypothetical investment (exclusive of capital changes) over a particular 7-day period less a pro-rata share of Fund expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Money Market and Liquid Assets Funds assume that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

              Effective Yield = [(Base Period Return +1)365/7] - 1

     The effective yield of the Money Market Fund for the seven day period ended March 31, 2001 was as follows: Institutional Class - 5.15%, Administrative Class
- 4.88%, Class A - 4.89%, Class B - 3.97% and Class C - 4.89%.

     Quotations of yield for the remaining Funds will be based on all investment income per share (as defined by the SEC) during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                            YIELD = 2[( a-b + 1)6-1]
                                       cd

     where a = dividends and interest earned during the period,

           b = expenses accrued for the period (net of reimbursements),

           c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

           d = the maximum offering price per share on the last day of the period.

     For the one month period ended March 31, 2001, the SEC yield of the Funds was as follows (all numbers are annualized) (Class J and Class K shares were not offered during the period listed):

                           SEC 30 Day Yield for Period
                              Ended March 31, 2001

                                           Institutional      Administrative
Fund                                            Class              Class        Class A   Class B   Class C   Class D

Money Market Fund                                 5.25%             4.98%          5.00%   4.09%      4.99%    N/A
Short-Term Fund                                   8.15              7.89           7.58    6.99       7.43     7.84
Low Duration Fund                                 7.07              6.81           6.39    5.83       6.08     6.74
Low Duration Fund II                              6.45              6.21          N/A      N/A       N/A       N/A
Low Duration Fund III                             6.57              6.29          N/A      N/A       N/A       N/A
GNMA                                              7.60              N/A            7.13    N/A       N/A       N/A
Moderate Duration Fund                            6.26              N/A           N/A      N/A       N/A       N/A
Real Return Fund                                 13.17             12.91          12.33   11.94      12.20    12.74
Total Return Fund                                 6.61              6.35           5.85    5.36       5.36     6.28
Total Return Fund II                              6.00              5.75          N/A      N/A       N/A       N/A
Total Return Fund III                             6.24              5.98          N/A      N/A       N/A       N/A
Total Return Mortgage Fund                        5.90              N/A            5.24    4.76       4.72     5.50
High Yield Fund                                   9.56              9.30           8.72    8.37       8.37     9.13
Long-Term U.S. Government. Fund                   6.58              6.43           5.95    5.46       5.46     N/A
Short Duration Municipal Income                   3.61              N/A           N/A      N/A       N/A       3.22
   Fund
Municipal Bond Fund                               4.34              4.09           3.87    3.24       3.49     3.99
California Municipal Bond Fund                    3.90              N/A            3.47    N/A       N/A       3.57
California Intermediate Municipal                 4.42              4.18           3.94    N/A       N/A       4.08
   Bond Fund
New York Municipal Bond Fund                      4.18              N/A            3.56    N/A       N/A       3.82
Global Bond Fund                                  5.93              5.67          N/A      N/A       N/A       N/A
Global Bond Fund II                               6.47              N/A            5.81    5.33       5.33     N/A
Foreign Bond Fund                                 5.79              5.54           5.09    4.58       4.58     5.34
Emerging Markets Bond Fund                        8.20              7.94           7.43    7.02       7.03     7.78
European Convertible Fund                         2.27              N/A            1.78    N/A       N/A       N/A
Strategic Balanced Fund                           6.39              6.12           5.50    4.98       5.00     5.76
Convertible Fund                                  3.06              2.88           2.52    1.85       1.84     2.71
Investment Grade Corporate Bond Fund              6.70              N/A           N/A      N/A       N/A       N/A
StocksPLUS Fund                                   7.53              7.27           6.90    6.34       6.59     7.11

     The yield of each such Fund will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Trust allocated to the Fund or its classes of shares. These factors, possible differences in the methods used in calculating yield (and the tax exempt status of distributions for the Municipal Funds) should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of a Fund's various classes of shares. These yields do not take into account any applicable contingent deferred sales charges.

     The Municipal Funds may advertise a tax equivalent yield of each class of its shares, calculated as described above except that, for any given tax bracket, net investment income of each class will be calculated using as gross investment income an amount equal to the sum of (i) any taxable income of each class of the Fund plus (ii) the tax exempt income of each class of the Fund divided by the difference between 1 and the effective federal income tax rates for taxpayers in that tax bracket. For example, taxpayers with the marginal federal income tax rates indicated in the following table would have to earn the tax equivalent yields shown in order to realize an after-tax return equal to the corresponding tax-exempt yield shown.

                              A tax-exempt yield of
                       is equivalent to a taxable yield of

    Taxable income            Taxable income       Marginal tax
     Filing Single        Married filing jointly      rate*a         3%        4%         5%         6%        7%

Up to $27,050**          Up to $45,200**                15%         3.53%     4.71%       5.88%      7.06%     8.24%
Over $27,050 but         Over $45,200 but               27%         4.11%     5.48%       6.85%      8.22%     9.59%
   not over $65,550         not over $109,250
Over $65,550 but         Over $109,250 but              30%         4.29%     5.71%       7.14%      8.57%    10.00%
   not over $136,750        not over $166,500
Over $136,750 but        Over $166,500 but              35%         4.62%     6.15%       7.69%      9.23%    10.77%
   not over $297,350        not over $297,350
Over $297,350            Over $297,350                38.6%         4.89%     6.51%       8.14%      9.77%    11.40%

___________________
* These marginal tax rates do not take into account the effect of the phase out of itemized deductions and personal exemptions. They represent tax-equivalent yields taking Federal income tax into account only. Any potential impact at the state income tax level has not been included.
     Source: Marginal tax rates are from The Economic Growth and Tax Relief Reconciliation Act of 2001, Pub. L. 107-16, 115 Stat. 38.

** A new tax bracket of 10% has been created for a portion of the taxable income currently taxed at 15%. It applies to the first $6,000 of income for single individuals, $10,000 of income for heads of household and $12,000 for married couples filing jointly. After 2007, the bracket applies to the first $7,000 for single filers and $14,000 for married couples filing jointly.

a Since new tax rates were implemented on July 1, 2001, the effective marginal income tax rates for the entire 2001 year are 27.5%, 30.5%, 35.5% and 39.1%. Beginning July 1, 2001, these new tax rates are phased in over a period of six years, as follows:

                               Tax Rates Prior to July 1, 2001:
                          28%                  31%                 36%     39.6%

                                 Tax Rates as of July 1, 2001:
        2001-2003         27%                  30%                 35%     38.6%
        2004-2005         26%                  29%                 34%     37.6%
        2006 and beyond   25%                  28%                 33%       35%

     As is shown in the above table, the advantage of tax-exempt investing becomes more advantageous to an investor as his or her marginal tax rate increases.

     The Trust, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. This would include any tax proposals and their effect on marginal tax rates and tax-equivalent yields. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Calculation of Total Return

     Quotations of average annual total return for a Fund or class will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or class over periods of one, five and ten years (up to the life of the Fund), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Except as noted below all total return figures reflect the deduction of a proportional share of Fund or class expenses on an annual basis, and assume that (i) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment and that the maximum contingent deferred sales charge, if any, is deducted at the times, in the amounts, and under the terms disclosed in the Prospectuses and (ii) all dividends and distributions are reinvested when paid. The Funds also may, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Quotations of total return may also be shown for other periods. Any such information would be accompanied by standardized total return information.

     The table below sets forth the average annual total return of each class of shares of the following Funds for the periods ended March 31, 2001. For periods prior to the "Inception Date" of a particular class of a Fund's shares, total return presentations for the class are based on the historical performance of Institutional Class shares of the Fund (the oldest class) adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees (which are not paid by the Institutional Class) and administrative fee charges.


                                  Total Return for Periods Ended March 31, 2001*

----------------------- ----------------- ------------- ------------- ------------- ----------------- ------------- --------------
                                                                                    Since Inception
                                                                                    of Fund           Inception       Inception
                                                                                    (Annualized)      Date of         Date of
Fund                    Class**              1 Year       5 Years      10 Years                       Fund            Class
----------------------- ----------------- ------------- ------------- ------------- ----------------- ------------- --------------
Money Market            Institutional        6.20%        5.43%         4.89%           4.90%         03/01/91         03/01/91
                        Administrative       5.94         5.18          4.64            4.65                           01/24/95
                        Class A              5.94         5.13          4.61            4.62                           01/13/97
                        Class B              5.02         4.25          3.70            3.71                           01/13/97
                        Class C              5.94         5.16          4.63            4.64                           01/13/97
----------------------- ----------------- ------------- ------------- ------------- ----------------- ------------- --------------
Short-Term              Institutional        7.65%        6.53%         5.88%           6.51%         10/07/87         10/07/87
                        Administrative       7.40         6.27          5.61            6.24                           02/01/96
                        Class A              5.09         5.67          5.24            5.92                           01/20/97
                        Class B              1.44         5.02          4.92            5.67                           01/20/97
                        Class C              5.91         5.79          5.14            5.77                           01/20/97
                        Class D              7.33         6.21          5.56            6.19                           04/08/98
----------------------- ----------------- ------------- ------------- ------------- ----------------- ------------- --------------
Low Duration            Institutional        9.44%        7.04%         7.35%           7.88%         05/11/87         05/11/87
                        Administrative       9.17         6.78          7.08            7.62                           12/31/94
                        Class A              5.67         5.90          6.53            7.15                           01/13/97
                        Class B              3.12         5.43          6.30            6.98                           01/13/97
                        Class C              7.39         6.03          6.33            6.86                           01/13/97
                        Class D              9.10         6.70          7.01            7.54                           04/08/98

----------------------- ----------------- ------------- ------------- ------------- ----------------- ------------- --------------
Low Duration II         Institutional        9.74%        6.68%           N/A           6.45%         11/01/91         11/01/91
                        Administrative       9.49         6.42            N/A           6.19                           02/02/98
----------------------- ----------------- ------------- ------------- ------------- ----------------- ------------- --------------
Low Duration III        Institutional        9.06%          N/A           N/A           6.25%         12/31/96         12/31/96
                        Administrative       8.82           N/A           N/A           5.99                           03/19/99
----------------------- ----------------- ------------- ------------- ------------- ----------------- ------------- --------------
GNMA                    Institutional       12.96%          N/A           N/A           8.08%         07/31/97         07/31/97
                        Class A              7.50           N/A           N/A           6.33                           11/30/00
                        Class B              6.68           N/A           N/A           6.16                           05/31/01
                        Class C             10.68           N/A           N/A           6.85                           05/31/01
                        Class D             12.52           N/A           N/A           7.65                           05/31/01
----------------------- ----------------- ------------- ------------- ------------- ----------------- ------------- --------------
Moderate Duration       Institutional       12.09%          N/A           N/A           7.03%         12/31/96         12/31/96
----------------------- ----------------- ------------- ------------- ------------- ----------------- ------------- --------------
Real Return             Institutional       14.44%          N/A           N/A           8.09%         01/29/97         01/29/97
                        Administrative      14.10           N/A           N/A           7.81                           04/28/00
                        Class A             10.55           N/A           N/A           6.87                           01/29/97
                        Class B              8.12           N/A           N/A           6.47                           01/29/97
                        Class C             12.42           N/A           N/A           7.11                           01/29/97
                        Class D             13.99           N/A           N/A           7.66                           04/08/98
----------------------- ----------------- ------------- ------------- ------------- ----------------- ------------- --------------
Total Return            Institutional       12.80%        8.32%         9.11%           9.32%         05/11/87         05/11/87
                        Administrative      12.51         8.05          8.85            9.05                           09/07/94
                        Class A              7.22         6.83          8.12            8.46                           01/13/97
                        Class B              6.44         6.71          8.08            8.42                           01/13/97
                        Class C             10.44         7.02          7.84            8.02                           01/13/97
                        Class D             12.44         7.98          8.78            8.98                           04/08/98
----------------------- ----------------- ------------- ------------- ------------- ----------------- ------------- --------------
Total Return II         Institutional       13.02%        7.93%           N/A           7.88%         12/30/91         12/30/91
                        Administrative      12.74         7.66            N/A           7.62                           11/30/94
----------------------- ----------------- ------------- ------------- ------------- ----------------- ------------- --------------
Total Return III        Institutional       12.15%        7.92%           N/A           8.75%         05/01/91         05/01/91
                        Administrative      11.83         7.63            N/A           8.47                           04/11/97
----------------------- ----------------- ------------- ------------- ------------- ----------------- ------------- --------------
Total Return Mortgage   Institutional       13.14%          N/A           N/A           8.15%         07/31/97         07/31/97
                        Class A              7.61           N/A           N/A           6.38                           07/31/00
                        Class B              6.84           N/A           N/A           6.23                           07/31/00
                        Class C             10.82           N/A           N/A           6.92                           07/31/00
                        Class D             12.69           N/A           N/A           7.72                           04/08/98
----------------------- ----------------- ------------- ------------- ------------- ----------------- ------------- --------------
Investment Grade        Institutional         N/A           N/A           N/A          15.00%+        04/28/00         04/28/00
Corporate Bond
----------------------- ----------------- ------------- ------------- ------------- ----------------- ------------- --------------
High Yield              Institutional        5.85%        7.28%           N/A           9.42%         12/16/92         12/16/92
                        Administrative       5.59         7.01            N/A           9.15                           01/16/95
                        Class A              0.70         5.88            N/A           8.40                           01/13/97
                        Class B             -0.17         5.78            N/A           8.33                           01/13/97
                        Class C              3.69         6.08            N/A           8.21                           01/13/97
                        Class D              5.40         6.87            N/A           9.01                           04/08/98
----------------------- ----------------- ------------- ------------- ------------- ----------------- ------------- --------------
Long-Term U.S.          Institutional       15.52%        9.62%           N/A          11.29%         07/01/91         07/01/91
Government              Administrative      15.24         9.35            N/A          11.02                           09/23/97
                        Class A              9.89         8.20            N/A          10.35                           01/20/97
                        Class B              9.22         8.07            N/A          10.28                           01/20/97
                        Class C             13.24         8.39            N/A          10.07                           01/20/97
----------------------- ----------------- ------------- ------------- ------------- ----------------- ------------- --------------
Short-Duration          Institutional        6.22%          N/A           N/A           5.32%         08/31/99         08/31/99
Municipal Income        Class D              5.78           N/A           N/A           4.89                           01/31/00
----------------------- ----------------- ------------- ------------- ------------- ----------------- ------------- --------------
Municipal Bond          Institutional       11.13%          N/A           N/A           4.85%         12/31/97         12/31/97
                        Administrative      10.86           N/A           N/A           4.59                           09/30/98
                        Class A              7.42           N/A           N/A           3.51                           04/01/98
                        Class B              4.92           N/A           N/A           2.84                           04/01/98
                        Class C              9.20           N/A           N/A           3.96                           04/01/98
                        Class D             10.74           N/A           N/A           4.48                           04/08/98
----------------------- ----------------- ------------- ------------- ------------- ----------------- ------------- --------------
California              Institutional       10.59%          N/A           N/A           8.68%         08/31/99         08/31/99
Intermediate            Administrative      10.36           N/A           N/A           8.42                           09/07/99
Municipal Bond          Class A              6.89           N/A           N/A           6.22                           10/19/99
                        Class D             10.21           N/A           N/A           8.28                           01/31/00
----------------------- ----------------- ------------- ------------- ------------- ----------------- ------------- --------------
California Municipal    Institutional         N/A           N/A           N/A          12.48%+        05/16/00         05/16/00
Bond                    Class A               N/A           N/A           N/A           8.72+                          07/31/00
                        Class D               N/A           N/A           N/A          12.19+                          07/31/00
----------------------- ----------------- ------------- ------------- ------------- ----------------- ------------- --------------
New York Municipal      Institutional       12.77%          N/A           N/A           9.20%         08/31/99         08/31/99
Bond                    Class A              9.01           N/A           N/A           6.74                           10/19/99
                        Class D             12.44           N/A           N/A           8.83                           01/31/00
----------------------- ----------------- ------------- ------------- ------------- ----------------- ------------- --------------
Global Bond             Institutional       -0.83%        3.31%           N/A           5.24%         11/23/93         11/23/93
                        Administrative      -1.08         3.09            N/A           5.01                           08/01/96
----------------------- ----------------- ------------- ------------- ------------- ----------------- ------------- --------------
Foreign Bond            Institutional       11.33%       10.18%           N/A           9.92%         12/03/92         12/03/92
                        Administrative      11.05         9.91            N/A           9.65                           01/28/97
                        Class A              5.83         8.69            N/A           8.83                           01/20/97
                        Class B              4.94         8.60            N/A           8.76                           01/20/97
                        Class C              8.96         8.88            N/A           8.62                           01/20/97
                        Class D             10.84         9.71            N/A           9.45                           04/08/98
----------------------- ----------------- ------------- ------------- ------------- ----------------- ------------- --------------
Emerging Markets Bond   Institutional       12.92%          N/A           N/A           7.47%         07/31/97         07/31/97
                        Administrative       2.63           N/A           N/A           7.19                           09/30/98
                        Class A              7.40           N/A           N/A           5.71                           07/31/97
                        Class B              6.71           N/A           N/A           5.62                           07/31/97
                        Class C             10.76           N/A           N/A           6.27                           07/31/97
                        Class D             12.58           N/A           N/A           7.07                            7/31/97
----------------------- ----------------- ------------- ------------- ------------- ----------------- ------------- --------------
Strategic Balanced      Institutional       -8.31%          N/A           N/A          11.68%         06/28/96         06/28/96
                        Administrative      -8.34           N/A           N/A          11.45                           06/30/99
                        Class A            -12.70           N/A           N/A          10.14                           05/28/99
                        Class B            -13.37           N/A           N/A          10.11                           05/28/99
                        Class C            -10.13           N/A           N/A          10.36                           05/28/99
                        Class D             -8.65           N/A           N/A          11.23                           04/08/98
----------------------- ----------------- ------------- ------------- ------------- ----------------- ------------- --------------
Convertible             Institutional      -23.00%          N/A           N/A          11.22%         03/31/99         03/31/99
                        Administrative     -22.96           N/A           N/A          11.12                           08/01/00
                        Class A            -26.16           N/A           N/A           8.81                           05/28/99
                        Class B            -26.86           N/A           N/A           8.61                           05/28/99
                        Class C            -23.93           N/A           N/A          10.51                           05/28/99
                        Class D            -22.62           N/A           N/A          11.29                           08/01/00
----------------------- ----------------- ------------- ------------- ------------- ----------------- ------------- --------------
StocksPLUS              Institutional      -20.93%       14.11%           N/A          15.93%         05/14/93         05/14/93
                        Administrative     -21.21        13.70            N/A          15.56                           01/07/97
                        Class A            -23.67        12.91            N/A          14.99                           01/20/97
                        Class B            -25.48        12.53            N/A          14.67                           01/20/97
                        Class C            -22.38        13.04            N/A          14.86                           01/20/97
                        Class D            -21.27        13.61            N/A          15.44                           04/08/98
----------------------- ----------------- ------------- ------------- ------------- ----------------- ------------- --------------
European Convertible    Institutional         N/A           N/A           N/A           0.10%+        11/30/00         11/30/00
                        Class A               N/A           N/A           N/A          -4.42+                          11/30/00
----------------------- ----------------- ------------- ------------- ------------- ----------------- ------------- --------------

+    Unannualized

* Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, Class B and Class C shares was deducted at the times, in the amounts, and under the terms discussed in the Class A, B and C Prospectus.

** For all Funds listed above, Class A, Class B, Class C, Class D and Administrative Class total return presentations for periods prior to the Inception Date of that class reflect the prior performance of Institutional Class shares of the Fund (the oldest class) adjusted to reflect the actual sales charges (none in the case of Class D and Administrative Class) of the newer class. The adjusted performance also reflects the higher Fund operating expenses associated with Class A, Class B, Class C, Class D and Administrative Class shares. These include (i) 12b-1 distribution and servicing fees, which are not paid by the Institutional Class but are paid by Class B and Class C (at a maximum rate of 1.00% per annum) and Class A and the Administrative Class (at a maximum rate of 0.25% per annum), and may be paid by Class D (at a maximum of 0.25% per annum), and (ii) administration fee charges associated with Class A, Class B and Class C shares (at a maximum differential of 0.22% per annum) and Class D shares (at a maximum differential of 0.45% per annum).


     The table below sets forth the average annual total return of certain classes of shares of the Global Bond Fund II (which was a series of PIMCO Advisors Funds ("PAF") prior to its reorganization as a Fund of the Trust on January 17, 1997) for the periods ended March 31, 2001. Accordingly, "Inception Date of Fund" refers to the inception date of the PAF predecessor series. Since Class A shares were offered since the inception of Global Bond Fund II, total return presentations for periods prior to the Inception Date of the Institutional Class are based on the historical performance of Class A shares, adjusted to reflect that the Institutional Class does not have a sales charge, and the different operating expenses associated with the Institutional Class, such as 12b-1 distribution and servicing fees and administration fee charges.

                                  Total Return for Periods Ended March 31, 2001*

--------------------- ------------------- ------------- ------------ -------------- -------------- --------------- ---------------
                                                                                        Since
                                                                                      Inception      Inception       Inception
                                                                                       of Fund        Date of         Date of
        Fund               Class**           1 Year       5 Years      10 Years     (Annual-ized)       Fund           Class
--------------------- ------------------- ------------- ------------ -------------- -------------- --------------- ---------------
Global Bond II        Institutional                         8.60%        N/A              9.14%       10/02/95        02/25/98
                      Class A                 11.87%       7.19          N/A             7.81                         10/02/95
                      Class B                              7.01          N/A             7.77                         10/02/95
                      Class C                 6.42         7.29          N/A             7.89                         10/02/95

                                              5.60

                                              9.60
--------------------- ------------------- ------------- ------------ -------------- -------------- --------------- ---------------

* Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, Class B and Class C shares was deducted at the times, in the amounts, and under the terms discussed in the Class A, B and C Prospectus.

** Institutional Class total return presentations for periods prior to the Inception Date of that class reflect the prior performance of Class A shares of the former PAF series, adjusted to reflect the fact that there are no sales charges on Institutional Class shares of the Fund. The adjusted performance also reflects any different operating expenses associated with Institutional Class shares. These include (i) 12b-1 distribution and servicing fees, which are not paid by the Institutional Class but are paid by Class A (at a maximum rate of 0.25% per annum), and
     (ii) administration fee charges, which are lower for Institutional class shares (at a differential of 0.15% per annum).

     Note also that, prior to January 17, 1997, Class A, Class B and Class C shares of the Global Bond Fund II were subject to a variable level of expenses for such services as legal, audit, custody and transfer agency services. As described in the Class A, B and C Prospectus, for periods subsequent to January 17, 1997, Class A, Class B and Class C shares of the Trust are subject to a fee structure which essentially fixes these expenses (along with other administrative expenses) under a single administrative fee based on the average daily net assets of the Fund attributable to Class A, Class B and Class C shares. Under the current fee structure, the Global Bond Fund II is expected to have lower total Fund operating expenses than its predecessor had under the fee structure for PAF (prior to January 17, 1997). All other things being equal, the higher expenses of PAF would have adversely affected total return performance for the Fund after January 17, 1997.

     The method of adjustment used in the table above for periods prior to the Inception Date of Institutional Class shares of the Global Bond Fund II resulted in performance for the period shown which is higher than if the historical Class A performance were not adjusted to reflect the lower operating expenses of the newer class. The following table shows the lower performance figures that would be obtained if the performance for the Institutional Class was calculated by tacking to the Institutional Class' actual performance the actual performance of Class A shares (with their higher operating expenses) for periods prior to the initial offering date of the newer class (i.e. the total return presentations below are based, for periods prior to the inception date of the Institutional Class, on the historical performance of Class A shares adjusted to reflect the current sales charges associated with Class A shares, but not reflecting lower operating expenses associated with the Institutional Class, such as lower administrative fee charges and/or distribution and servicing fee charges).

                  Total Return for Periods Ended March 31, 2001
         (with no adjustment for operating expenses of the Institutional
                 Class for periods prior to its Inception Date)

           --------------------- ----------------- ------------- ----------- ----------- -------------------
                   Fund               Class           1 Year      5 Years     10 Years    Since Inception
                                                                                              of Fund
                                                                                            (Annualized)
           --------------------- ----------------- ------------- ----------- ----------- -------------------

           Global Bond II        Institutional        11.87%       8.45%        N/A            8.96%
           --------------------- ----------------- ------------- ----------- ----------- -------------------

     Current distribution information for a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by Fund net asset value per share on the last day of the period and annualized according to the following formula:

                        DIVIDEND YIELD = (((a/b)*365)/c)

   where a =  actual  dividends  distributed  for the  calendar  month  in question,

         b = number of days of dividend declaration in the month in question, and

         c = net asset value (NAV) calculated on the last business day of the month in question.

     The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a Fund has declared and paid to shareholders as of the end of a specified period rather than the Fund's actual net investment income for that same period. Distribution rates will exclude net realized short-term capital gains. The rate of current distributions for a Fund should be evaluated in light of these differences and in light of the Funds total return figures, which will always accompany any calculation of the rate of current distributions.

     For the month ended March 31, 2001, the current distribution rates (annualized) for the Funds were as follows (Class J and Class K shares were not offered during the period listed):

                                                 Distribution Rate

                                        Institutional    Administrative
Fund                                        Class             Class          Class A    Class B    Class C    Class D

Money Market Fund                          5.13%             4.92%            4.93%      4.03%      4.93%     N/A
Short-Term Fund                            7.65              7.46            7.34       6.57       7.34        7.41%
Low Duration Fund                          7.23              6.98            6.77       6.04       6.77        6.93
Low Duration Fund II                       7.22              7.43             N/A        N/A        N/A        N/A
Low Duration Fund III                      6.55              6.26             N/A        N/A        N/A        N/A
GNMA                                       7.93               N/A             N/A        N/A        N/A        N/A
Moderate Duration Fund                     6.61               N/A             N/A        N/A        N/A        N/A
Real Return Fund                           12.23             12.04           11.81      11.01      11.39      11.83
Total Return Fund                          6.78              6.51            6.31       5.55       5.55       6.46
Total Return Fund II                       6.27              6.02             N/A        N/A        N/A        N/A
Total Return Fund III                      6.40              5.89             N/A        N/A        N/A        N/A
Total Return Mortgage Fund                 5.66               N/A            5.34        N/A        N/A       5.26
High Yield Fund                            9.39              9.14            9.12       8.36       8.34       9.09
Long-Term U.S. Govt. Fund                  6.68              6.45            6.30       5.52       5.70        N/A
Short Duration Municipal Fund              3.40               N/A             N/A        N/A        N/A       3.00
Municipal Bond Fund                        4.58              4.34            4.23       3.48       3.75       4.23
California Municipal Bond Fund             4.30               N/A             N/A        N/A        N/A        N/A
California Intermediate Municipal          4.34              4.08            4.01        N/A        N/A       3.99
   Bond Fund
Investment Grade Corporate Bond Fund       7.03               N/A             N/A        N/A        N/A        N/A
European Convertible Fund                  0.00               N/A             N/A        N/A        N/A        N/A
New York Municipal Bond Fund               4.69               N/A            4.28        N/A        N/A       4.33
Global Bond Fund                           5.27              5.01             N/A        N/A        N/A        N/A
Global Bond Fund II                        5.84               N/A            5.42       4.69       4.69        N/A
Foreign Bond Fund                          5.30              5.04            4.86       4.10       4.08       4.85
Emerging Markets Bond Fund                 8.25              7.99            7.93       6.95       7.12       7.85
Strategic Balanced Fund                    10.76             10.02            N/A        N/A        N/A        N/A
Convertible Fund                           4.08              3.53             N/A        N/A        N/A        N/A
StocksPLUS Fund                            0.00              0.00             N/A        N/A        N/A        N/A

     Performance  information  for a  Fund  may  also  be  compared  to  various unmanaged indexes, such as the Standard & Poor's 500 Index, the Dow Jones Industrial Average, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Mortgage Index, the Merrill Lynch 1 to 3 Year Treasury Index, the Lehman Brothers Intermediate Government/Corporate Bond Index, the Lehman U.S. High Yield Index, indexes prepared by Lipper Analytical Services, Inc., the J.P. Morgan Global Index (Unhedged), the J.P. Morgan Emerging Markets Bond Index Plus, the Salomon Brothers 3-Month Treasury Bill Index, and the J.P. Morgan Non U.S. Index (Hedged). Unmanaged indexes (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses. PIMCO may report to shareholders or to the public in advertisements concerning the performance of PIMCO as adviser to clients other than the Trust, or on the comparative performance or standing of PIMCO in relation to other money managers. PIMCO also may provide current or prospective private account clients, in connection with standardized performance information for the Funds, performance information for the Funds gross of fees and expenses for the purpose of assisting such clients in evaluating similar performance information provided by other investment managers or institutions. Comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information, whether related to the Funds or to PIMCO, should be considered in light of the Funds' investment objectives and policies, characteristics and quality of the Funds, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future.

     Advertisements and information relating to the Global Bond Fund II may use data comparing the total returns of the top foreign bond market as compared to the total return of the U.S. bond market for a particular year. For instance, the following table sets forth the total return of the top foreign bond market compared to the total return for the U.S. bond market for the years 1986 through 2000. Performance is shown in U.S. dollar terms, hedged for currency rate changes and is no way indicative of the performance of the Global Bond Fund II.

                              Top Foreign
        Year                  Performer                              U.S.

        1986                   +13.1%            Japan               +15.7%
        1987                   +12.8             UK                   +1.9
        1988                   +15.0             France               +7.0
        1989                   +10.0             Canada              +14.4
        1990                   +11.0             Australia            +8.6
        1991                   +20.0             Australia           +15.3
        1992                   +10.5             UK                   +7.2
        1993                   +20.0             Italy               +11.0
        1994                    -0.9             Japan                -3.4
        1995                   +21.0             Netherlands         +18.3
        1996                   +18.8             Spain                +2.7
        1997                   +13.5             UK                   +9.6
        1998                   +17.4             UK                   +8.7
        1999                   +10.4             Japan                -2.4
        2000                   +14.0             Australia           +13.5

     Source: Salomon Brothers World Government Bond Index 1986-2000.

     The Trust may use, in its advertisements and other information, data concerning the projected cost of a college education in future years based on 1996/1997 costs of college and an assumed rate of increase for such costs. For example, the table below sets forth the projected cost of four years of college at a public college and a private college assuming a steady increase in both cases of 3% per year. In presenting this information, the Trust is making no prediction regarding what will be the actual growth rate in the cost of a college education, which may be greater or less than 3% per year and may vary significantly from year to year. The Trust makes no representation that an investment in any of the Funds will grow at or above the rate of growth of the cost of a college education.

Potential College Cost Table

       Start       Public         Private      Start       Public      Private
        Year       College        College      Year       College      College

        1997       $13,015        $57,165      2005       $16,487      $72,415
        1998       $13,406        $58,880      2006       $16,982      $74,587
        1999       $13,808        $60,646      2007       $17,491      $76,825
        2000       $14,222        $62,466      2008       $18,016      $79,130
        2001       $14,649        $64,340      2009       $18,557      $81,504
        2002       $15,088        $66,270      2010       $19,113      $83,949
        2003       $15,541        $68,258      2011       $19,687      $86,467
        2004       $16,007        $70,306      2012       $20,278      $89,061

Costs assume a steady increase in the annual cost of college of 3% per year from a 1996-97 base year amount. Actual rates of increase may be more or less than 3% and may vary.

     In its advertisements and other materials, the Trust may compare the returns over periods of time of investments in stocks, bonds and treasury bills to each other and to the general rate of inflation. For example, the average annual return of each during the 25 years from 1975 to 2000 was:

          *Stocks:                  16.1%
           Bonds:                    9.8%
           T-Bills:                  6.8%
           Inflation:                4.8%

* Returns of unmanaged indexes do not reflect past or future performance of any of the Funds of PIMCO Funds: Pacific Investment Management Series. Stocks are represented by Ibbotson's Large Company Total Return Index. Bonds are represented by Ibbotson's Long-term Corporate Bond Index. T-bills are represented by Ibbotson's Treasury Bill Index and Inflation is represented by the Cost of Living Index. These are all unmanaged indices, which can not be invested in directly. While Treasury bills are insured and offer a fixed rate of return, both the principal and yield of investment securities will fluctuate with changes in market conditions. Source:
     Ibbotson, Roger G., and Rex A. Sinquefiled, Stocks, Bonds, Bill and Inflation (SBBI), 1989, updated in Stocks, Bonds, Bills and Inflation 2001 Yearbook, Ibbotson Associates, Chicago. All rights reserved.

     The Trust may also compare the relative historic returns and range of returns for an investment in each of common stocks, bonds and treasury bills to a portfolio that blends all three investments. For example, over the 20 years from 1980-2000, the average annual return of stocks comprising the Ibbotson's Large Company Stock Total Return Index ranged from -4.9% to 37.4% while the annual return of a hypothetical portfolio comprised 40% of such common stocks, 40% of bonds comprising the Ibbotson's Long-term Corporate bond Index and 20% of Treasury bills comprising the Ibbotson's Treasury Bill Index (a "mixed portfolio") would have ranged from 11.0% to 28.2% over the same period. The average annual returns of each investment for each of the years from 1980 through 2000 is set forth in the following table.

                                                                   Mixed
Year        Stocks        Bonds        T-Bills     Inflation     Portfolio

1980         32.42%      -2.76%       11.24%       12.40%          14.11%
1981         -4.91%      -1.24%       14.71%        8.94%           0.48%
1982         21.41%      42.56%       10.54%        3.87%          27.70%
1983         22.51%       6.26%        8.80%        3.80%          13.27%
1984          6.27%      16.86%        9.85%        3.95%          11.22%
1985         32.16%      30.97%        7.72%        3.77%          26.44%
1986         18.47%      19.85%        6.16%        1.13%          16.56%
1987          5.23%      -0.27%        5.47%        4.41%           3.08%
1988         16.81%      10.70%        6.35%        4.42%          12.27%
1989         31.49%      16.23%        8.37%        4.65%          20.76%
1990         -3.17%       6.78%        7.81%        6.11%           3.01%
1991         30.55%      19.89%        5.60%        3.06%          21.30%
1992          7.67%       9.39%        3.51%        2.90%           7.53%
1993          9.99%      13.19%        2.90%        2.75%           9.85%
1994          1.31%      -5.76%        3.90%        2.67%          -1.00%
1995         37.43%      27.20%        5.60%        2.54%          26.97%
1996         23.07%       1.40%        5.21%        3.32%          10.83%
1997         33.36%      12.95%        5.26%        1.70%          19.58%
1998         28.58%      10.76%        4.86%        1.61%          16.71%
1999         21.04%      -7.45%        4.68%        2.68%           6.37%
2000         -9.11%      12.87%        5.89%        3.39%           2.68%

* Returns of unmanaged indexes do not reflect past or future performance of any of the Funds of PIMCO Funds: Pacific Investment Management Series. Stocks are represented by Ibbotson's Large Company Stock Total Return Index. Bonds are represented by Ibbotson's Long-term Corporate Bond Index. T'bills are represented by Ibbotson's Treasury Bill Index and Inflation is represented by the Cost of Living Index. These are all unmanaged indices, which can not be invested in directly. While Treasury bills are insured and offer a fixed rate of return, both the principal and yield of investment securities will fluctuate with changes in market conditions. Source:
     Ibbotson, Roger G., and Rex A. Sinquefiled, Stocks, Bonds, Bill and Inflation (SBBI), 1989, updated in Stocks, Bonds, Bills and Inflation 2001 Yearbook, Ibbotson Associates, Chicago. All rights reserved.

     The Trust may use in its advertisement and other materials examples designed to demonstrate the effect of compounding when an investment is maintained over several or many years. For example, the following table shows the annual and total contributions necessary to accumulate $200,000 of savings (assuming a fixed rate of return) over various periods of time:

         Investment         Annual           Total            Total
           Period        Contribution     Contribution        Saved

          30 Years          $1,979          $59,370         $200,000
          25 Years          $2,955          $73,875         $200,000
          20 Years          $4,559          $91,180         $200,000
          15 Years          $7,438         $111,570         $200,000
          10 Years         $13,529         $135,290         $200,000

This hypothetical example assumes a fixed 7% return compounded annually and a guaranteed return of principal. The example is intended to show the benefits of a long-term, regular investment program, and is in no way representative of any past or future performance of a PIMCO Fund. There can be no guarantee that you will be able to find an investment that would provide such a return at the times you invest and an investor in any of the PIMCO Funds should be aware that certain of the PIMCO Funds have experienced periods of negative growth in the past and may again in the future.

     The Trust may set forth in its advertisements and other materials information regarding the relative reliance in recent years on personal savings for retirement income versus reliance on Social Security benefits and company sponsored retirement plans. For example, the following table offers such information for 1997:

                         % of Income for Individuals
                      Aged 65 Years and Older in 1997*

                               Social Security
Year                          and Pension Plans                  Other

1997                                 43%                          57%


* For individuals with an annual income of at least $51,000. Other includes personal savings, earnings and other undisclosed sources of income. Source:
     Social Security Administration.

     Articles or reports which include information relating to performance, rankings and other characteristics of the Funds may appear in various national publications and services including, but not limited to: The Wall Street Journal, Barron's, Pensions and Investments, Forbes, Smart Money, Mutual Fund Magazine, The New York Times, Kiplinger's Personal Finance, Fortune, Money Magazine, Morningstar's Mutual Fund Values, CDA Investment Technologies and The Donoghue Organization. Some or all of these publications or reports may publish their own rankings or performance reviews of mutual funds, including the Funds, and may provide information relating to PIMCO, including descriptions of assets under management and client base, and opinions of the author(s) regarding the skills of personnel and employees of PIMCO who have portfolio management responsibility. From time to time, the Trust may include references to or reprints of such publications or reports in its advertisements and other information relating to the Funds.

     From time to time, the Trust may set forth in its advertisements and other materials information about the growth of a certain dollar-amount invested in one or more of the Funds over a specified period of time and may use charts and graphs to display that growth.

     From time to time, the Trust may set forth in its advertisements and other materials the names of and additional information regarding investment analysts employed by PIMCO who assist with portfolio management and research activities on behalf of the Funds. The following lists various analysts associated with
PIMCO: Jane Howe, Mark Hudoff, Doris Nakamura and Ray Kennedy.

     Ibbotson Associates ("Ibbotson") has analyzed the risk and returns of the Funds and relevant benchmark market indexes in a variety of market conditions. Based on its independent research and analysis, Ibbotson has developed model portfolios of the Funds and series of PIMCO Funds: Multi-Manager Series ("MMS") which indicate how, in Ibbotson's opinion, a hypothetical investor with a 5+ year investment horizon might allocate his or her assets among the Funds and series of MMS. Ibbotson bases its model portfolios on five levels of investor risk tolerance which it developed and defines as ranging from "Very Conservative" (low volatility; emphasis on capital preservation, with some growth potential) to "Very Aggressive" (high volatility; emphasis on long-term growth potential). However, neither Ibbotson nor the Trust offers Ibbotson's model portfolios as investments. Moreover, neither the Trust, PIMCO nor Ibbotson represent or guarantee that investors who allocate their assets according to Ibbotson's models will achieve their desired investment results.

Voting Rights

     Under the Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than ten percent of the outstanding shares of the Trust. In the event that such a request was made, the Trust has represented that it would assist with any necessary shareholder communications. Shareholders of a class of shares have different voting rights with respect to matters that affect only that class.

     The Trust's shares do not have cumulative voting rights, so that the holder of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. To avoid potential conflicts of interest, the Strategic Balanced Fund will vote shares of each Underlying Fund which it owns in proportion to the votes of all other shareholders in the Underlying Fund.


As of November 23, 2001, the following persons owned of record or beneficially 5% or more of the noted class of shares of the following Funds:

                                                                                 Shares               Percent
                                                                              Beneficially               of
                                                                                 Owned                 Class
                                                                         --------------------------------------------

Money Market

Institutional Class
Combined Master Retirement Trust Val-Hi                                          46,277,948.590        30.17%
Attn: Mr. Keith Johnson
5430 LBJ Fwy Suite 1700
Dallas Tx 75240-2620

Northern Trust Custodian FBO                                                     25,856,003.250        16.86%
Saint John's Hospital and Health Center Fdn
PO Box 92956
Chicago IL 60675-2956

Charles Schwab & Co Inc **                                                       14,931,441.850        9.73%
Special Custidy Account for the
Exclusive Benefit of our Customers
Attn: Mutual Funds Dept
101 Montgomery St
San Francisco CA 94104-4122

Circle Trust Co - SV  **                                                         14,703,803.310        9.59%
1 Station Place Metro Center
Stamford CT 06902

Wells Fargo Bank MN NA FBO                                                       10,447,256.880        6.81%
Marin Community Foundation
PO Box 1533
Minneapolis MN 55480-1533


Administrative Class
Wells Fargo Investments LLC                                                       4,460,950.100        27.16%
608 2nd Ave S Fl 8
Minneapolis MN 55402-1916

Security Trust FBO Cooperative of Puget                                           2,865,975.595        17.45%
Sound 403B Group Custodian Acct
2390 E Camelback Rd Suite 240
Phoenix AZ 85016-3434

MALTRUST & Co C/O  **                                                             2,311,852.300        14.08%
Eastern Bank & Trust
225 Essex St
Salem MA 01970-3728

Wells Fargo Investments LLC                                                       1,493,679.000        9.09%
608 2nd Ave S FL 8
Minneapolis MN 55402-1916


Class A
US Clearing Corp  **                                                              3,138,061.500        5.99%
26 Broadway
New York NY 10004-1798



Short-Term Fund

Institutional Class
Charles Schwab & CO Inc  **                                                      13,726,722.578        15.43%
Special Custody Account for the
Exclusive Benefit of our Customers
Attn Mutual Funds Department
101 Montgomery Street
San Francisco CA 94104-4122

The Trustees of Columbia University NY                                            7,461,230.707        8.39%
475 Riverside Drive Suite 401
New York NY 10115-0095

Denison University                                                                6,335,359.720        7.12%
Director of Finance & Budget
PO Box F
Granville OH 43023-0734

Northern Trust Custodian                                                          4,714,733.304        5.30%
FBO Mann Investment
PO Box 92956
Chicago IL 60675-2956


Administrative Class
National Financial Services Corp  **                                              3,528,950.420        58.15%
For the Exclusive Benefit of Our Customers
1 World Financial Center
200 Liberty Street
New York NY 10281-1003

Apostles of the Sacred Heart of Jesus - Manor                                       650,670.691        10.72%
265 Benham St
Hamden CT 06514-2801

FTC & Co  **                                                                        483,775.326        7.97%
Datalynx
PO Box 173736
Denver CO 80217-3736

MJK Clearing Inc FBO                                                                404,193.158        6.66%
Merle West Medical Center
5500 Wayzata Blvd Suite 600
Minneapolis MN 55416-1263

Istituto Delle Apostole Del Sacro Cuore                                             305,247.930        5.03%
Apostles of Sacred Heart of Jesus
265 Benham St
Hamden CT 06514-2801


Class A
MLPF&S For the Sole Benefit of its Customers  **                                  4,563,353.868        9.01%
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246-6484


Class B
MLPF&S For the Sole Benefit of its Customers  **                                    174,016.878        18.22%
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246-6484

Donaldson Lufkin Jenrette  **                                                        72,141.831        7.56%
Securities Corporation Inc
PO Box 2052
Jersey City NJ 07303-9998

Janney Montgomery Scott LLC                                                          57,326.975        6.00%
Jodi Marie Grasso as Bene
1801 Market Street
Philadelphia PA 19103-1675


Class C
MLPF&S For the Sole Benefit of its Customers  **                                  5,217,682.951        32.52%
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246-6484


Class D
Charles Schwab & Co Inc  **                                                       2,347,998.036        47.48%
Special Custody Accounts FBO Customers
101 Montgomery St
San Francisco CA 94104-4122



Low Duration Fund

Institutional Class
Charles Schwab & Co Inc  **                                                      52,197,690.857        12.89%
Special Custody Account for the
Exclusive Benefit of Our Customers
101 Montgomery St
San Francisco CA 94104-4122

MLTC of America FBO Dupont                                                       43,912,108.215        10.85%
Savings & Investment Plan
300 Davidson Ave
Somerset NJ 08873-4175

Administrative Class
DLJ  **                                                                           7,323,016.420        31.04%
One Pershing Plaza
Jersey City NJ 07399-0001

FIIOC as Agent for Certain Employee                                               5,188,711.549        21.99%
Benefits Trans
100 Magellan Way KW1C
Covington KY 41015-1987

National Financial Services Corp  **                                              3,161,932.285        13.40%
for the Exclusive Benefit of our Customers
1 World Financial Center
200 Liberty Street
New York NY 10281-1003

BNY Western Trust Co TTEE FBO                                                     2,538,603.581        10.76%
McClatchy Newspapers Restated
Def Comp & Investment Plan
550 Kearny St #600
San Francisco CA 94108-2599

UMBSC & Co TTEE FBO                                                               1,483,220.951        6.29%
Sonnenschein Nath & Rosenthal
PO Box 419260
Kansas City MO 64141-6260


Class A
MLPF&S for the Sole Benefit of its Customers  **                                  6,566,661.157        11.17%
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246-6484


Class B
MLPF&S for the Sole Benefit of its Customers  **                                  3,346,159.276        23.36%
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246-6484


Class C
MLPF&S for the Sole Benefit of its Customers  **                                  5,694,969.441        21.65%
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246-6484


Class D
Charles Schwab & Co Inc  **                                                       3,652,354.998        50.02%
Special Custody Accounts FBO Customers
101 Montgomery St
San Francisco CA 94104-4122



Low Duration Fund II

Institutional Class
Marshall & Isley Trust Co                                                         5,120,618.932        16.17%
FBO SRP Nuc Decomm TR
C/O Marshall & Isley Trust Co
1000 N Water St
Milwaukee WI 53202-6648

Mac & Co  **                                                                      3,022,297.541        9.55%
Mutual Fund Operations
PO Box 3198
Pittsburgh PA 15230-3198

Winchester Medical Center                                                         2,364,288.141        7.47%
Operating Account
PO Box 1334
1840 Amherst St
Winchester VA 22601-2808

Bank of Oklahoma NA C/F                                                             234,194.015        7.40%
Integris Retirement ension Plan
9529 N May Ave Suite 200
Oklahoma City OK 73120-2711

Univ of Illinois Found                                                            2,086,299.905        6.59%
Pooled Short Term Funds
Manager of Accounting & Donor Records
Harker Hall
1305 W. Green St
Urbana IL 61801

American Bible Society                                                            2,065,971.985        6.53%
1865 Broadway
New York NY 10023-7503

Charles Schwab & Co Inc  **                                                       2,032,834.236        6.42%
Special Custody Account for the
Exclusive Benefit of our Customers
101 Montgomery St
San Francisco CA 94104-4122


Administrative Class
National Financial Services Corp  **                                                  7,449.591        88.52%
for the Exclusive Benefit of our Customers
1 World Financial Center
200 Liberty Street
New York NY 10281-1003

DLJ  **                                                                                 966.385        11.48%
One Pershing Plaza
Jersey City NJ 07399-0001



Low Duration Fund III

Institutional Class
Northern Trust Co Cust FBO                                                        1,704,138.341        34.19%
St Mary's
PO Box 92956
Chicago IL 60675-2956

LaSalle National Bank Custodian FBO                                               1,057,538.519        21.21%
Loyola Academy Endowment Fund
135 S. LaSalle St
PO Box 1443
Chicago IL 60690-1443

Sisters of St Joseph                                                                688,041.066        13.80%
3427 Gull Rd
PO Box 13
Nazareth MI 49074-0013

Key Trust Company TTEE FBO                                                          602,751.405        12.09%
Congregration of Sisters of St Agnes
PO Box 94871
Cleveland OH 44101-4871

National Jewish Medical & Research Center                                           583,028.556        11.70%
1400 Jackson St
Denver CO 80206-2762


Administrative Class
Pacific Investment Management Company                                                 1,158.001       100.00%
888 San Clemente Drive Suite 100
Newport Beach CA 92660



GNMA Fund

Institutional Class
Charles Schwab & Co Inc  **                                                       1,358,844.476        44.46%
Special Custody Account for the
Exclusive Benefit of our Customers
101 Montgomery St
San Francisco CA 94104-4122

National Financial Services Corp  **                                                769,279.581        25.17%
For Exclusive Benefit of Our Customers
PO Box 3908
Church Street Station
New York NY 10008-3908

PFPC FBO LPL Supermarket Program  **                                                520,543.451        17.03%
Attn: LPL/KOP
211 S Gulph Rd
King or Prussa PA 19406-3101

DLJ  **                                                                             326,420.559        10.68%
Pershing Division
One Pershing Plaza
PO Box 2052
Jersey City NJ 07303-2052


Class A
Wells Fargo Investments LLC                                                         825,689.975        32.49%
608 Second Avenue South 8th Fl
Minneapolis MN 55402

Wells Fargo Investments LLC                                                         502,110.431        19.76%
608 Second Avenue South 8th Fl
Minneapolis MN 55402

Painewebber for the Benefit of                                                      128,290.159        5.05%
Albert Sweet TTEE
Albert Sweet Family Trust DTD 5/17/95
24824 Pacific Coast Hwy
Malibu CA 90265-4733


Class B
MLPF&S for the Sole Benefit of its Customers  **                                     86,739.553        15.75%
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246-6484


Class C
MLPF&S for the Sole Benefit of its Customers  **                                     71,560.199        9.07%
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246-6484


Class D
NFSC FBO Janet F Hill                                                                 9,267.541        56.67%
561 E 2100 N Rd
Edinburg IL 62531

NFSC FBO Petersen Rev Living Rust                                                     4,612.546        28.20%
Robert E Petersen TTEE
U/A 12/02/87
8604 Vineyard Creek CT
San Jose CA 95135

National Investors Services Corp  **                                                  1,378.676        8.43%
for Exclusive Benefit of our Customers
55 Water St 32nd Fl
New York NY 10041-3299

PIMCO Advisors LP                                                                       980.167        5.99%
888 San Clemente Dr Suite 100
Newport Beach CA 92660



Moderate Duration Fund

Institutional Class
Circle Trust Co -  SV  **                                                         7,296,705.533        10.37%
1 Station Place Metro Center
Stamford CT 06902

BNY Clearing Services LLC  **                                                     6,796,116.505        9.65%
Wendel & Co
111 East Kilbourn Ave
Milwaukee WI 53202-6633

BNY Clearing Services LLC  **                                                     5,256,947.314        7.47%
Wendel & Co
111 East Kilbourn Ave
Milwaukee WI 53202-6633

Mac & Co  **                                                                      4,816,962.056        6.84%
Mutual Fund Operations
PO Box 3198
Pittsburgh PA 15230-3198

Bost & Co  **                                                                     3,575,718.188        5.08%
Mutual Fund Operations
PO Box 3198
Pittsburgh PA 15230-3198



Total Return Fund

Institutional Class
Charles Schwab & Co Inc  **                                                     275,919,476.662        8.79%
Special Custody Account for the
Exclusive Benefit of our Customers
101 Montgomery St
San Francisco CA 94104-4122


Administrative Class
FIIOC as Agent for                                                              136,146,776.481        19.02%
Certain Employee Benefits Trans
100 Magellan Way KW1C
Covington KY 41015-1987

Nikko Cordial Securities Inc                                                    115,381,087.000        16.12%
Tokyo Dia Bldg No 5
28-23 Shinkawa 1-chome, Chuo-Ku
Tokyo Japan

National Financial Services Corp  **                                             76,882,186.764        10.74%
for the Exclusive Benefit of our Customers
1 World Financial Center
200 Liberty Street
New York NY 10281-1003

Manufacturers Life Ins Co (USA)                                                  53,424,775.650        7.46%
US SRS Seg Funds / Accounting
200 Bloor St East
Toronto ON
Canada M4W 1E5


Class A
MLPF&S for the Sole Benefit of its Customers  **                                142,642,972.960        37.54%
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246-6484


Class B
MLPF&S for the Sole Benefit of its Customers  **                                 37,503,172.545        27.62%
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246-6484


Class C
MLPF&S for the Sole Benefit of its Customers  **                                 36,567,480.678        24.02%
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246-6484


Class D
Charles Schwab & Co Inc  **                                                      34,219,844.353        70.51%
Special Custody Accounts FBO Customers
101 Montgomery St
San Francisco CA 94104-4122



Total Return Fund II

Institutional Class
Catholic Archbishop of Chicago                                                   10,641,717.658        6.64%
155 East Superior Street
Chicago IL 60611-2911

Charles Schwab & Co Inc  **                                                      10,044,197.613        6.26%
Special Custody Account for the
Exclusive Benefit of our Customers
101 Montgomery St
San Francisco CA 94104-4122

National Financial Services  **                                                   8,472,612.422        5.28%
Corp for Exclusive Benefit of our Customers
PO Box 3908
Church Street Station
New York NY 10008-3908


Adminsitrative Class
Structural Iron Workers Local 1                                                   2,272,933.861        24.23%
Annuity Plan - Investors Bank & Trust
7700 Industrial Dr
Forest Park IL 60130-2520

National Financial Services Corp  **                                                941,310.592        10.03%
for the Exclusive Benefit of our Customers
1 World Financial Center
200 Liberty Street
New York NY 10281-1003

Mellon Bank as Agent/Omnibus  **                                                    881,782.708        9.40%
135 Santilli Highway
Everett MA 02149-1906

T Rowe Price Trust Company                                                          801,743.259        8.55%
FBO Western Digital
PO Box 17215
Baltimore MD 21297-1215

American Express Trust Company                                                      793,007.094        8.45%
for the Benefit of American Express
Trust Retirement Service Plan N10/996
PO Box 534
Minneapolis MN 55440-0534



Total Return Fund III

Institutional Class
The Roman Catholic Archbishop                                                    15,287,824.978        16.41%
of Los Angeles - a Corporation Sole
3424 Wilshire Blvd
Los Angeles CA 90010

BNY Clearing Services LLC  **                                                     7,593,831.784        8.15%
Wendel & Co
111 East Kilbourn Ave
Milwaukee WI 53202-6633


Administrative Class
The Lumpkin Foundation                                                              977,368.831        93.59%
PO Box 1097
Mattoon IL 61938-1097



Total Return Mortgage Fund

Institutional Class
Charles Schwab & Co Inc  **                                                       1,540,150.681        93.68%
Special Custody Account for the
Exclusive Benefit of our Customers
101 Montgomery St
San Francisco CA 94104-4122


Class A
MLPF&S for the Sole Benefit of its Customers  **                                    108,104.651        22.99%
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246-6484


Class B
MLPF&S for the Sole Benefit of its Customers  **                                    119,630.607        29.17%
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246-6484

BNY Clearing Services LLC                                                            27,191.107        6.63%
FBO Linda J Gilmor
111 East Kilbourn Ave
Milwaukee WI 53202


Class C
MLPF&S for the Sole Benefit of its Customers  **                                     69,660.958        10.29%
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246-6484


Class D
Charles Schwab & Co Inc  **                                                         570,983.949        48.10%
Special Custody Accounts fbo Customers
101 Montgomery St
San Francisco CA 94104-4122



Investment Grade Corporate Bond Fund

Institutional Class
PIMCO Advisors LP                                                                   560,790.766       100.00%
888 San Clemente Dr Suite 100
Newport Beach CA 92660-6367



High Yield Fund

Institutional Class
Charles Schwab & Co Inc  **                                                      40,636,761.585        25.07%
Exclusive Benefit of our Customers
101 Montgomery St
San Francisco CA 94104-4122

Mac & Co  **                                                                     10,920,929.348        6.74%
Mutual Fund Operations
PO Box 3198 RM 151-510
Pittsburgh PA 15230-3198

Carpenters of Western Washington                                                  8,239,229.269        5.08%
C/O Bank of New York
1 Wall St 8th Floor
Master Trust
New York NY 10005-2500

Adminstrative Class
National Financial Services Corp  **                                             49,229,743.816        87.01%
for the Exclusive Benefit of our Customers
1 World Financial Center
200 Liberty Street
New York NY 10281-1003

FIIOC as Agent for                                                                3,504,493.764        6.19%
Certain Employee Benefits Trans
100 Magellan Way KW1C
Covington KY 41015-1987


Class A
MLPF&S for the Sole Benefit of its Customers  **                                  5,490,014.303        13.59%
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246-6484


Class B
MLPF&S for the Sole Benefit of its Customers  **                                  9,422,042.287        23.42%
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246-6484


Class C
MLPF&S for the Sole Benefit of its Customers  **                                  7,440,697.181        16.01%
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246-6484


Class D
Charles Schwab & Co Inc  **                                                       6,486,449.612        79.12%
Special Custody Accounts fbo Customers
101 Montgomery Street
San Francisco CA 94104-4122

Salomon Smith Barney                                                                415,993.429        5.07%
333 West 34th Street
New York NY 10001



Long-Term U.S. Government Fund

Institutional Class
FIIOC as Agent for                                                                5,649,734.675        21.27%
Certain Employee Benefits Trans
100 Magellan Way KW1C
Covington KY 41015-1987

Northern Trust Company FBO                                                        3,934,252.887        14.81%
Allianz DC Plan - Master Trust
PO Box 92956
Chicago IL 60675-2956

Mea-Messa-Medna-Mea Financial                                                     3,045,114.390        11.47%
Services Staff Ret Plan & Trust
1216 Kendale Blvd
East Lansing MI 48823-2008

Chicago Symphony Orchestra                                                        2,807,581.317        10.57%
220 South Michigan Avenue
Chicago IL 60604-2596

Charles Schwab & Co Inc  **                                                       1,944,433.555        7.32%
Special Custody account for the
Exclusive Benefit of our Customers
101 Montgomery Street
San Francisco CA 94104-4122

PFPC FBP LPL Supermarket Program  **                                              1,690,989.802        6.37%
211 S. Gulph Rd
King of Prussa PA 19406-3101


Administrative Class
RIIOC as agent for                                                                4,109,662.776        65.99%
Certain Employee Benefits Trans
100 Magellan Way KW1C
Covington KY 41015-1987

State Street Bank & Trust Co TTEE                                                   868,526.281        13.95%
FBO Southern California Edison
Stock Savings Plus Plan
PO Box 351
Boston MA 02101-0351

Keybank NA TTEE for                                                                 594,854.959        9.55%
Key Corp 401K Savings Plan
4900 Tiedeman Rd
Brooklyn OH 44144-2338



Long-Term US Government Fund

Institutional Class
FIIOC as Agent for Certain                                                        4,109,662.776        65.99%
Employee Benefits Trans
100 Magellan Way KW1C
Covington KY 41015-1987

State Street Bank & Trust Co TTEE                                                   868,526.281        13.95%
FBO Southern California Edison
Stock Savings Plus Plan
PO Box 351
Boston MA 02101-0351

Keybank NA TTEE for                                                                 594,854.959        9.55%
Key Corp 401K Savings Plan
4900 Tiedeman Rd
Brooklyn OH 44144-2338


Class A
MLPF&S for the Sole Benefit of its Customers  **                                    926,982.337        8.47%
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246-6484


Class B
MLPF&S for the Sole Benefit of its Customers  **                                  1,471,842.924        22.57%
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246-6484


Class C
MLPF&S for the Sole Benefit of its Customers  **                                  1,105,207.094        27.31%
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246-6484



Real Return Fund

Institutional Class
Charles Schwab & Co Inc  **                                                      39,373,572.658        43.09%
Special Custody Account for the
Exclusive Benefit of our Customers
101 Montgomery St
San Francisco CA 94104-4122

National Financial Services Corp  **                                             11,377,555.279        12.45%
for Exclusive Benefit of our Customers
PO Box 3908
Church Street Station
New York NY 10008-3908

Children's Medical Center Corp                                                    4,764,157.055        5.21%
1295 Boylston St Suite 300
Boston MA 02215-3407


Administrative Class
National Financial Services Corp  **                                             15,875,925.186        97.27%
for Exclusive Benefit of our Customers
PO Box 3908
Church Street Station
New York NY 10008-3908


Class A
MLPF&S for the Sole Benefit of its Customers  **                                  4,337,232.104        11.46%
4800 Deer Lake Dr E FL3
Jacksonville FL 32246-6484


Class B
MLPF&S for the Sole Benefit of its Customers  **                                  7,148,271.321        26.19%
4800 Deer Lake Dr E FL3
Jacksonville FL 32246-6484


Class C
MLPF&S for the Sole Benefit of its Customers  **                                  8,040,235.085        22.25%
4800 Deer Lake Dr E FL3
Jacksonville FL 32246-6484



Real Return Asset Fund

Institutional Class
Brent R. Harris                                                                   1,031,991.744        67.31%
Elizabeth E Harris JT WROS
1 Crest Road East
Rolling Hills CA 90274-5224

Charles Schwab & Co Inc                                                             501,118.343        32.69%
Special Custody Account for the
Exclusive Benefit of our Customers
101 Montgomery St
San Francisco CA 94104-4122



Short-Duration Municipal Income Fund

Institutional Class
Charles Schwab & Co Inc  **                                                         963,469.078        66.87%
Special Custody Account for the
Exclusive Benefit of our Customers
101 Montgomery St
San Francisco CA 94104-4122

PFPC FBO LPL Supermarket Program  **                                                181,635.719        12.61%
211 S. Gulph Rd
King of Prussa PA 19406-3101

National Investor Services Corp  **                                                 144,997.102        10.06%
for the Exclusive Benefit of our Customers
55 Water St 32nd Floor
New York NY 10041-0028

John L. Johnson                                                                     116,968.561        8.12%
3131 Maple Ave #13C
Dallas TX 75201-1206


Class D
PIMCO Advisors LP                                                                     1,067.182       100.00%
888 San Clemente Blvd Suite 100
Newport Beach CA 92660



Municipal Bond Fund

Institutional Class
Charles Schwab & co Inc  **                                                       1,506,566.881        46.01%
Special Custody Account
for the Exclusive Benefit of our Customers
101 Montgomery St
San Francisco CA 94104-4122

Frederick Henry Prince 1932 Trust                                                   772,995.035        23.61%
10 S Wacher Dr Suite 2575
Chicago IL 60606-7407

Portland General Holdings                                                           248,906.009        7.60%
Inc Voluntary Employees'
Beneficiary Assoc Fund 2
121 SW Salmon St IWTC-04
Portland OR 97204-2901

First Republic Bank                                                                 189,990.763        5.80%
First Republic Trust Co
111 Pine Street
San Francisco CA 94111-5602


Administrative Class
Jay A. Pellegrini, SR                                                                77,190.956        14.07%
9 Larkspur Ln
Covington LA 70433-4428

Bird Real Estate Partnership                                                         29,379.919        5.36%
Anton L Ptacek & Anna M Ptacek TRS
16387 W Labyrinth Ln
Surprise AZ 85374-6243


Class A
MLPF&S for the Sole Benefit of its Customers  **                                    266,408.427        15.78%
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246-6484

Bear Stearns Securities Corp                                                        134,143.759        7.94%
1 Metrotech Center North
Brooklyn NY 11201-3859

Painewebber for the Benefit of                                                      127,829.283        7.57%
Kincheloe Property Company Ltd
PO Box 9009
Dallas TX 75209-9009

Salomon Smith Barney Inc                                                             92,119.858        5.46%
333 West 34th St 3rd Fl
New York NY 10001

Salomon Smith Barney Inc                                                             87,713.411        5.19%
333 West 34th St 3rd Fl
New York NY 10001


Class B
MLPF&S for the Sole Benefit of its Customers  **                                    285,822.801        22.28%
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246-6484


Class C
MLPF&S for the Sole Benefit of its Customers  **                                    616,279.094        15.49%
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246-6484


Class D
Charles Schwab & Co Inc  **                                                         195,628.843        68.48%
Special Custody Accounts FBO Customers
101 Montgomery St
San Francisco CA 94104-4122

DLJ  **                                                                              51,170.419        17.91%
Securities Corporation Inc
PO Box 2052
Jersey City NJ 07303-2052



California Intermediate Municipal Bond Fund

Institutional Class
Charles Schwab & Co Inc  **                                                       2,174,394.982        35.53%
Special Custody Account for the
Exclusive Benefit of our Customers
101 Montgomery St
San Francisco CA 94104-4122

James F Muzzy & Pamela B Muzzy                                                      589,535.014        9.63%
TTEES U/A 01/10/89
Muzzy Family Trust
2546 Riviera Drive
Laguna Beach CA 92651-1029

Brent R. Harris                                                                     561,961.086        9.18%
Elizabeth E Harris JT WROS
1 Crest Road East
Rolling Hills CA 90274-5224

William S and Nancy E Thompson                                                      561,895.529        9.18%
Revocable Trust
2431 Riviera Dr
Laguna Beach CA 92651-1013

Bear Stearns Securities Corp                                                        446,453.534        7.30%
1 Metrotech Ctr N
Brooklyn NY 11201-3870

Bear Stearns Securities Corp                                                        371,554.647        6.07%
1 Metrotech Ctr N
Brooklyn NY 11201-3870

Leo B and Florence Helzel Living Trust                                              343,591.999        5.61%
555 Redwood Rd
Oakland CA 94619-3120


Administrative Class
Bear Stearns Securities Corp                                                        107,355.989        64.71%
1 Metrotech Center N
Brooklyn NY 11201-3870

Bear Stearns Securities Corp                                                         16,064.061        9.68%
1 Metrotech Center N
Brooklyn NY 11201-3870

Bear Stearns Securities Corp                                                         10,736.128        6.47%
1 Metrotech Center N
Brooklyn NY 11201-3870

Bear Stearns Securities Corp                                                         10,709.733        6.46%
1 Metrotech Center N
Brooklyn NY 11201-3870

Bear Stearns Securities Corp                                                         10,699.058        6.45%
1 Metrotech Center N
Brooklyn NY 11201-3870

Bear Stearns Securities Corp                                                         10,330.567        6.23%
1 Metrotech Center N
Brooklyn NY 11201-3870


Class A
Salomon Smith Barney                                                                234,217.933        21.07%
333 West 34th St - 3rd Floor
New York NY 10001

MLPF&S for the Sole Benefit of its Customers  **                                    112,715.618        10.14%
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246-6484

Wells Fargo Investments LLC                                                         100,565.570        9.05%
608 Second Avenue South 8th Fl
Minneapolis MN 55402


Class D
Charles Schwab & Co Inc  **                                                         112,887.593        97.89%
Special Custody Accounts FBO Customers
101 Montgomery St
San Francisco CA 94104-4122



California Municipl Bond Fund

Institutional Class
James Muzzy & Pamela B Muzzy                                                        497,129.830        37.53%
TTEES U/A 01/10/89
Muzzy Family Trust
2546 Riviera Drive
Laguna Beach CA 92651-1029

William C. Powers                                                                   333,316.707        25.16%
2012 The Strand
Manhattan Beach CA 90266-4559

The Chris and Sheri Dialynas                                                        166,658.344        12.58%
Family Living Trust
37 Vernon
Newport Coast CA 92657-0102

The Morris 1992 Annuity Trust                                                       120,807.786        9.12%
2500 Sand Hill Road Suite 240
Menlo Park CA 94025-7063

William S and Nancy E Thompson                                                      111,105.566        8.39%
 Revocable Trust
2431 Riviera Dr
Laguna Beach CA 92651-1013

Morris Exploration Fund 1997 LP                                                      95,558.022        7.21%
2500 Sand Hill Road Suite 240
Menlo Park CA 94025-7063

Class A
US Clearing Corp                                                                    464,684.015        78.59%
26 Broadway
New York NY 10004-1798

MLPF&S for the Sole Benefit of its Customers  **                                     53,124.575        8.99%
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246-6484


Class D
PIMCO Advisors LP                                                                     1,057.648       100.00%
888 San Clemente Drive Suite 100
Newport Beach CA 92660



New York Municipal Bond Fund

Institutional Class
PIMCO Advisors LP                                                                   248,980.413        75.08%
888 San Clemente Drive Suite 100
Newport Beach CA 92660

Balsa & Co C/O Chase Manhattan Bank  **                                              32,527.881        9.81%
Attn Mutual Fund Department
16 HCB 040
PO Box 2558
Houston TX 77252-2558

Lazard Freres and Co LLC                                                             29,317.037        8.84%
30 Rockefeller Plaza Fl 60
New York NY 10112-0002

National Investor Services Corp  **                                                  20,775.623        6.27%
for the Exclusive Benefit of our Customers
55 Water St 32nd Floor
New York NY 10041-0028


Class A
Ruth M. Hill                                                                         67,346.200        46.25%
350 Stafford Way
Rochester NY 14626-1666

LPL Financial Services  **                                                           30,751.577        21.12%
9785 Towne Centre Drive
San Diego CA 92121-1968

Primevest Financial Services FBO                                                     10,034.399        6.89%
Stephanie Levi TTEE
400 First Street So Suite 300
PO Box 283
St Cloud MN 56302


Class B
National investors Services Corp  **                                                 10,304.745        90.31%
For Exclusive Benefit of our Customers
55 Water St 32nd Floor
New York NY 10041-3299



Global Bond Fund

Institutional Class
Blue Cross Blue Shield of                                                         9,771,938.332        26.03%
Massacuhsetts Inc - Managed Care
Landmark Center Treasury 01/07
401 Park Dr
Boston MA 02215-3325

Blue Cross Blue Shield of                                                         5,285,135.349        14.08%
Massachusetts Inc Indemnity
Landmark Center Treasury 01/07
401 Park Dr
Boston MA 02215-3325

Regents of the University of MN                                                   5,047,178.656        13.45%
1300 S 2nd St Rm 205D
Minneapolis MN 55454-1075

The American University in Cairo                                                  2,298,433.811        6.12%
AUC Endowment
A420 5th Ave
New York Ny 10018-2729


Administrative Class
FIIOC as Agent for                                                                  378,291.121        96.36%
Certain Employee Benefits Trans
100 Magellan Way KW1C
Covington KY 41015-1987



Global Bond Fund II

Institutional Class
Weil Gotshal & Manges                                                             2,231,512.368        33.70%
Partners Pension Trust
C/O the Citibank Private Bank
120 Broadway 2nd fl/zone 2
New York NY 10271-0002

Mac & Co   **                                                                     1,775,823.521        23.82%
Mutual Fund Operations
PO Box 3198
Pittsburgh PA 15230-3198

Mac & Co  **                                                                      1,296,545.490        19.58%
Mutual Fund Operations
PO Box 3198
Pittsburgh PA 15230-3198

Weil Gotshal & Manges                                                               643,374.255        9.72%
Employees Pension Trust
C/O the Citibank Private Bank
120 Broadway 2nd fl/zone 2
New York NY 10271-0002

American University in Cairo                                                        331,892.752        5.01%
AUC US AID Endowment
420 5th Ave
New York NY 10018-2729


Class A
MLPF&S for the Sole Benefit of its Customers  **                                     27,968.942        6.40%
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246-6484


Class B
MLPF&S for the Sole Benefit of its Customers  **                                     99,905.595        16.31%
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246-6484


Class C
MLPF&S for the Sole Benefit of its Customers  **                                     60,327.939        8.58%
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246-6484

DLJ  **                                                                              50,639.798        7.20%
Securities Corporation Inc
PO Box 2052
Jersey City NJ 07303-9998



Foreign Bond Fund

Institutional Class
Charles Schwab & Co Inc  **                                                      27,115,071.065        52.65%
Special Custody Account for the
Exclusive Benefit of our Customers
101 Montgomery St
San Francisco CA 94104-4122

PFPC FBO LPL Supermarket Program  **                                              2,666,062.949        5.18%
211 S Gulph Rd
King of Prussa PA 19406-3101


Administrative Class
National Financial Services Corp  **                                              1,230,578.251        69.21%
for the Exclusive Benefit of our Customers
1 World Financial Center
200 Liberty Street
New York NY 10281-1003


Class A
Advest Inc                                                                          575,899.224        6.05%
90 State House Square
Hartford CT 06103


Class B
MLPF&S for the Sole Benefit of its Customers  **                                    197,666.375        6.30%
4800 Deer Lake Dr E FL 3
Jacksonville FL 32246-6484


Class D
Charles Schwab & Co Inc  **                                                       3,276,802.813        80.30%
Special Custody Accounts FBO Customers
101 Montgomery St
San Francisco CA 94104-4122



Emerging Markets Bond Fund

Institutional Class
IBM Retirement Plan Long Duration II                                              2,434,316.770        27.37%
C/O Chase Manhattan Bank
Global Securities Services
3 Chase Metrotech Center 7th Fl
Brooklyn NY 11245-0001

Bankers Trust Comopany C/O BT                                                     1,566,566.810        17.61%
Services Tennessee Inc
Sentara Healthcare Acct
648 Grassmere Busincess Park Rd
Advisor Services Grwoup 2nd Floor
Nashville TN 37211

Charles Schwab & Co Inc  **                                                       1,389,716.795        15.62%
Special Custody Account for the
Exclusive Benefit of our Customers
101 Montgomery st
San Francisco CA 94104-4122

State Street Bank & Trust FBO                                                       696,955.888        7.84%
Hallmark Master Trust
Master Trust Services Division
PO Box 1992
Boston MA 02105-1992

Mac & Co  **                                                                        586,742.089        6.60%
Mutual Fund Operations
PO Box 1992
Pittsburgh PA 15230-3198

Employees Returement Plan                                                           495,166.136        5.57%
of Sentara Health CA
C/O Bankers Trust Company
Advisor Services Group 2nd Fl
648 Grassmere Busincess Park Rd
Nashville TN 37211


Administrative Class
Centurion Trust Company  **                                                         880,795.194        99.58%
FBO Omnibus/Centurion Cap Mgmt
2425 EB Camelback Road Suite 530
Phoenix AZ 85016


Class A
MLPF&S for the Sole Benefit of its Customers  **                                    143,888.196        32.30%
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246-6484

Painewebber for the Benefit of                                                       39,130.435        8.79%
Larry Schwartz
125 Lorraine Ave
Upper Montclair NJ 07043-2304

FTC & Co Attn Datalynx  **                                                           25,368.327        5.70%
PO Box 173736
Denver CO 80217-3736


Class B
MLPF&S for the Sole Benefit of its Customers  **                                     99,356.343        25.72%
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246-6484

Painewebber for the Benefit of                                                       20,519.374        5.31%
Automation Technologies Council
PO Box 3724
900 Victors Way Suite 132
Ann Arbor MI 48106-3724


Class C
MLPF&S for the Sole Benefit of its Customers  **                                     88,048.464        37.66%
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246-6484

Painewebber for the Benefit of                                                       21,832.252        9.34%
James R Sulat
150 Tobin Clark Drive
Hillsborough CA 94010-7444


Class D
Charles Schwab & Co Inc  **                                                         157,171.092        70.24%
Special Custody Accounts FBO Customers
101 Montgomery St
San Francisco CA 94104-4122



Strategic Balanced Fund

Institutional Class
Carpenters Health & Security                                                      2,647,551.166        57.67%
Trust of Western Washington
PO Box 1929
Seattle WA 98111-1929

California Water Service Co                                                         609,353.764        13.27%
Dominquez Pension Plan
1720 N 1st St
San Jose CA 95112-4598

BNY Western Trust Co TTEE                                                           475,406.682        10.36%
Pacific Life Insurance Co
Retirement Incentive Savings Plan
700 S Flower Street
Los Angeles CA 90017-4101

The Northern Trust Company TTEE                                                     366,846.416        7.99%
FBO Ameron 401K
PO Box 92956
Chicago IL 60675-2956

Wells Fargo Bank MN NA FBO                                                          294,157.356        6.41%
Music Center Retirement Plan
PO Box 1533
Minneapolis MN 55480-1533

Administrative Class
Wells Fargo Bank MN NA FBO                                                           33,398.881        67.42%
Affiliated Mediacal Centers PSP
PO Box 1533
Minneapolis MN 55480-1533

Wells Fargo Bank MN NA FBO                                                           16,138.769        32.58%
Affiliated Med Cntr Pension Pln
PO Box 1533
Minneapolis MN 55480-1533



Class A
Prudential Securities Inc FBO                                                        41,295.636        11.56%
Prudential Retirement Services
Administrator for Plan
MSSA - ILA Local 1985 401K PO Box 15040 New Brunswick NJ 08906-504

AG Edwards & Sons                                                                    19,421.334        5.44%
Custodian For Roy A Vandermeer
IRA Account
6008 Bentgage Lane
Columbus OH 43230


Class B
MLPF&S for the Sole Benefit of its Customers  **                                   125,600.553        15.69%
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246-6484


Class C
MLPF&S for the Sole Benefit of its Customers  **                                    468,396.910        32.25%
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246-6484


Class D
Charles Schwab & Co Inc  **                                                         112,499.144        96.72%
Special Custody Accounts FBO Customers
101 Montgomery St
San Francisco CA 94104-4122



Convertible Fund

Institutional Class
Charles Schwab & Co Inc  **                                                         152,218.427        10.83%
Special Custody Account for the
Exclusive Benefit of our Customers
101 Montgomery St
San Francisco CA 94104-4122

Bankers Trust Co FBO                                                                134,275.630        9.55%
Lockheed Martin Master Ret Trust
648 Grassmere Business Park Rd
Nashville TN 37211

Northern Trust Company FBO                                                          102,965.368        7.32%
Andrew W. Mellon Foundation
PO Box 92956
Chicago IL 60675-2956

Kamehameha Activities Association                                                    86,382.236        6.14%
C/O Bank of New York
1 Wall Street 25th Floor
Investor Management Services Grp
New York NY 10286-0001


Administrative Class
PIMCO Advisors LP                                                                       745.772       100.00%
888 San Clemente Dr Suite 100
Newport Beach CA 92660-6367


Class A
Dean Witter for the Benefit of                                                      149,380.144        28.99%
American Osteopathic Association
PO Box 250 Church Street Station
New York NY 10008-0250

MLPF&S for the Sole Benefit of its Customers  **                                     32,722.205        6.35%
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246-6484


Class B
MLPF&S for the Sole Benefit of its Customers  **                                    192,248.565        32.72%
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246-6484


Class C
MLPF&S for the Sole Benefit of its Customers  **                                    158,128.475        16.18%
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246-6484


Class D
PIMCO Advisors LP                                                                       684.309       100.00%
888 San Clemente Dr Suite 100
Newport Beach CA 92660-6367



European Convertible Fund

Institutional Class
PIMCO Advisors LP                                                                   504,941.216       100.00%
888 San Clemente Dr Suite 100
Newport Beach CA 92660-6367



StocksPLUS Fund

Institutional Class
Strategic Balanced Portfolio                                                      4,719,043.848        11.61%
PIMCO Advisors LP
800 Newport Center Drive
Newport Beach CA 92660-6309

Charles Schwab & Co Inc  **                                                       4,402,127.466        10.83%
Special Custody Account for the
Exclusive Benefit of our Customers
101 Montgomery St
San Francisco CA 94104-4122

Citibank NA TTEE FBO Safeway                                                      3,512,992.584        8.64%
Multiple Employer Retirement Plan
5918 Stoneridge Mall Rd
Pleasanton CA 94588-3229

Firstar TR Co Agent                                                               2,774,760.293        6.83%
Firstar Des Moines TTEE
Iowa Methodist Medical Ctr
PO Box 1787
Milwaukee WI 53201-1787

National Financial Services  **                                                   2,095,574.209        5.16%
Corp for Exclusive Benefit of our Customers
PO Box 3908
Church Street Station
New York NY 10008-3908


Administrative Class
The Colorado County Officials and                                                 3,638,519.598        83.79%
Employees Retirement Association
4949 S. Syracuse St Suite 400
Denver CO 80237-2747

Transamerica Life Insurance &                                                        29,589.276        6.80%
Annuity Company (TI)
PO Box 30368
Los Angeles CA 90030-0368


Class A
MLPF&S for the Sole Benefit of its Customers  **                                  1,620,369.570        15.45%
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246-6484


Class B
MLPF&S for the Sole Benefit of its Customers  **                                  3,460,750.423        16.14%
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246-6484


Class C
MLPF&S for the Sole Benefit of its Customers  **                                  1,772,530.997        9.06%
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246-6484


Class D
Charles Schwab & Co Inc                                                             218,759.521        81.31%
Special Custody Accounts FBO Customers
101 Montgomery St
San Francisco CA94104

Strafe & Co FAO                                                                      17,515.325        6.51%
Edwin & Wilma Parker LLC Custody
PO Box 160
Westerville OH 43086-0160



* Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to "control" the Funds, as that term is defined in the 1940 Act.

** Shares are believed to be held only as nominee.




The Reorganization of the PIMCO Money Market and Total Return II Funds

     On November 1, 1995, the Money Market Fund and the PIMCO Managed Bond and Income Fund, two former series of PIMCO Funds: Equity Advisors Series, were reorganized as series of the Trust, and were renamed Money Market Fund and Total Return Fund II, respectively. All information presented for these Funds prior to this date represents their operational history as series of PIMCO Funds: Equity Advisors Series. In connection with the Reorganization, the Funds changed their fiscal year end from October 31 to March 31.

The Reorganization of the PIMCO Global Bond Fund II

     On January 17, 1997, the Global Income Fund, a former series of PIMCO Advisors Funds, was reorganized as a series of the Trust, and was renamed the Global Bond Fund II. All information presented for this Fund prior to that date represents its operational history as a series of PIMCO Advisors Funds. In connection with the Reorganization, the Fund changed its fiscal year end from September 30 to March 31.

Code of Ethics

     The Trust and PIMCO have each adopted a Code of Ethics pursuant to the requirements of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds.

Custodian, Transfer Agent and Dividend Disbursing Agent

     State Street Bank and Trust Company ("State Street"), 801 Pennsylvania, Kansas City, Missouri 64105 serves as custodian for assets of all Funds. Under the custody agreement, State Street may hold the foreign securities at its principal office at 225 Franklin Street, Boston. Massachusetts 02110, and at State Street's branches, and subject to approval by the Board of Trustees, at a foreign branch of a qualified U.S. bank, with an eligible foreign subcustodian, or with an eligible foreign securities depository.

     Pursuant to rules adopted under the 1940 Act, the Trust may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Board of Trustees following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Trust; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and further risks of potential nationalization or expropriation of Trust assets. The Board of Trustees reviews annually the continuance of foreign custodial arrangements for the Trust. No assurance can be given that the Trustees' appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Funds will not occur, and shareholders bear the risk of losses arising from these or other events.

     National Financial Data Services, 330 W. 9th Street, 4th Floor, Kansas City, Missouri serves as transfer agent and dividend disbursing agent for the Institutional Class, Administrative Class, J Class and K Class shares of the Funds. PFPC Inc., P.O. Box 9688, Providence, Rhode Island 02940-9688 serves as transfer agent and dividend disbursing agent for the Class A, Class B, Class C and Class D shares of the Funds.

Independent Accountants

     PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105, serves as independent public accountants for all Funds. PricewaterhouseCoopers LLP provides audit services, tax return review and assistance and consultation in connection with review of SEC filings. Prior to November 1, 1995, Deloitte & Touche LLP served as independent accountants for the Money Market and Total Return II Funds. See "The Reorganization of the PIMCO Money Market and Total Return II Funds" for additional information.

Counsel

     Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares offered by the Trust, and also act as counsel to the Trust.

Registration Statement

     This Statement of Additional Information and the Prospectuses do not contain all of the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

     Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

Financial Statements

     Financial statements for the Trust as of March 31, 2001 for its fiscal year then ended, including notes thereto, and the reports of PricewaterhouseCoopers LLP thereon dated May 23, 2001, are incorporated by reference from the Trust's 2001 Annual Reports. A copy of the Reports delivered with this Statement of Additional Information should be retained for future reference.





PIMCO Funds Shareholders' Guide
for Class A, B and C Shares


December 4, 2001

This Guide relates to the mutual funds (each, a "Fund") that are series of PIMCO
Funds: Multi-Manager Series (the "MMS Trust") and PIMCO Funds: Pacific Investment Management Series (the "PIMS Trust" and, together with the MMS Trust, the "Trusts"). Unless otherwise indicated, references to the Funds include the PIMCO Funds Asset Allocation Series portfolios (the "Portfolios"). The Portfolios are so called "funds of funds" which are series of the MMS Trust. Class A, B and C shares of the MMS Trust, the PIMS Trust and the Portfolios are offered through separate prospectuses (each as from time to time revised or supplemented, a "Retail Prospectus"). The information in this Guide is subject to change without notice at the option of the Trusts, the Advisers or the Distributor.

This Guide contains detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Funds. This Guide is not a prospectus, and should be used in conjunction with the applicable Retail Prospectus. This Guide, and the information disclosed herein, is incorporated by reference in, and considered part of, the Statement of Additional Information corresponding to each Retail Prospectus.

PIMCO Funds Distributors LLC distributes the Funds' shares. You can call PIMCO Funds Distributors LLC at 1-800-426-0107 to find out more about the Funds and other funds in the PIMCO Funds family. You can also visit our Web site at www.pimcofunds.com.

                               TABLE OF CONTENTS

How to Buy Shares.......................................................SG-3
Alternative Purchase Arrangements.......................................SG-8
Exchange Privilege......................................................SG-24
How to Redeem...........................................................SG-26

How to Buy Shares

     Class A, Class B and Class C shares of each Fund are continuously offered through the Trusts' principal underwriter, PIMCO Funds Distributors LLC (the "Distributor") and through other firms which have dealer agreements with the Distributor ("participating brokers") or which have agreed to act as introducing brokers for the Distributor ("introducing brokers"). The Distributor is a wholly owned subsidiary of PIMCO Advisors L.P. ("PIMCO Advisors"), the investment adviser to the Funds that are series of the MMS Trust, and an affiliate of Pacific Investment Management Company LLC ("Pacific Investment Management Company"), the investment adviser to the Funds that are series of the PIMS Trust. PIMCO Advisors and Pacific Investment Management Company are each referred to herein as an "Adviser."

     There are two ways to purchase  Class A, Class B or Class C shares:  either
(i) through your dealer or broker which has a dealer agreement with the Distributor or (ii) directly by mailing a PIMCO Funds account application (an "account application") with payment, as described below under the heading Direct Investment, to the Distributor (if no dealer is named in the account application, the Distributor may act as dealer). Class A, Class B and Class C shares of the Short Duration Municipal Income Fund and Class B and Class C shares of the California Municipal Bond, California Intermediate Municipal Bond and New York Municipal Bond Funds are not offered as of the date of this Guide; however, investment opportunities in these Funds may be available in the future.

     Shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order, plus a sales charge which may be imposed either (i) at the time of the purchase in the case of Class A shares (or Class C shares of certain Funds) (the "initial sales charge alternative"), (ii) on a contingent deferred basis in the case of Class B shares (the "deferred sales charge alternative") or (iii) by the deduction of an ongoing asset based sales charge in the case of Class C shares (the "asset based sales charge alternative"). In certain circumstances, Class A and Class C shares are also subject to a Contingent Deferred Sales Charge ("CDSC"). See "Alternative Purchase Arrangements." Purchase payments for Class B and Class C shares are fully invested at the net asset value next determined after acceptance of the trade (except for Class C shares of those Funds that charge an initial sales charge). Purchase payments for Class A shares and certain Funds' Class C shares, less the applicable sales charge, are invested at the net asset value next determined after acceptance of the trade.

     All purchase orders received by the Distributor prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on a regular business day are processed at that day's offering price. However, orders received by the Distributor from dealers or brokers after the offering price is determined that day will receive such offering price if the orders were received by the dealer or broker from its customer prior to such determination and were transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 p.m., Eastern time) or, in the case of certain retirement plans, received by the Distributor prior to 9:30 a.m., Eastern time on the next business day. Purchase orders received on other than a regular business day will be executed on the next succeeding regular business day. The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the New York Stock Exchange is closed for other than weekends or holidays, or, if permitted by the rules of the Securities and Exchange Commission, when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors.

     Except for purchases through the PIMCO Funds Auto-Invest plan, the PIMCO Funds Auto-Exchange plan, investments pursuant to the Uniform Gifts to Minors Act, tax-qualified and wrap programs referred to below under "Tax-Qualified Retirement Plans" and Alternative Purchase Arrangements--Sales at Net Asset Value," and purchases by certain registered representatives as described below under "Registered Representatives' Investments," the minimum initial investment in Class A, Class B or Class C shares of any Fund is $2,500, and the minimum additional investment is $100 per Fund. For information about dealer commissions, see "Alternative Purchase Arrangements" below. Persons selling Fund shares may receive different compensation for selling Class A, Class B or Class C shares. Normally, Fund shares purchased through participating brokers are held in the investor's account with that broker. No share certificates will be issued unless specifically requested in writing by an investor or broker-dealer.

Direct Investment

     Investors who wish to invest in Class A, Class B or Class C shares of a Fund directly, rather than through a participating broker, may do so by opening an account with the Distributor. To open an account, an investor should complete the account application. All shareholders who open direct accounts with the Distributor will receive from the Distributor individual confirmations of each purchase, redemption, dividend reinvestment, exchange or transfer of Fund shares, including the total number of Fund shares owned as of the confirmation date, except that purchases which result from the reinvestment of daily-accrued dividends and/or distributions will be confirmed once each calendar quarter. See "Distributions" in the applicable Retail Prospectus. Information regarding direct investment or any other features or plans offered by the Trusts may be obtained by calling the Distributor at 1-800-426-0107 or by calling your broker.

Purchase by Mail

     Investors who wish to invest directly may send a check payable to PIMCO Funds Distributors LLC, along with a completed application form to:

         PIMCO Funds Distributors LLC
         P.O. Box 9688
         Providence, RI  02940-0926

     Purchases are accepted subject to collection of checks at full value and conversion into federal funds. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into federal funds within two business days after receipt of the check. Checks drawn on a non-member bank may take up to 15 days to convert into federal funds. In all cases, the purchase price is based on the net asset value next determined after the purchase order and check are accepted, even though the check may not yet have been converted into federal funds.

Subsequent Purchases of Shares

     Subsequent purchases of Class A, Class B or Class C shares can be made as indicated above by mailing a check with a letter describing the investment or with the additional investment portion of a confirmation statement. Except for subsequent purchases through the PIMCO Funds Auto-Invest plan, the PIMCO Funds Auto-Exchange plan, tax-qualified programs and PIMCO Funds Fund Link referred to below, and except during periods when an Automatic Withdrawal Plan is in effect, the minimum subsequent purchase is $100 in any Fund. All payments should be made payable to PIMCO Funds Distributors LLC and should clearly indicate the shareholder's account number. Checks should be mailed to the address above under "Purchase by Mail."

Tax-Qualified Retirement Plans

     The Distributor makes available retirement plan services and documents for Individual Retirement Accounts (IRAs), including Roth IRAs, for which Boston Safe Deposit & Trust Company serves as trustee and for IRA Accounts established with Form 5305-SIMPLE under the Internal Revenue Code of 1986, as amended (the "Code"). These accounts include Simplified Employee Pension Plan (SEP) and Salary Reduction Simplified Employee Pension Plan (SAR/SEP) IRA and SIMPLE IRA accounts and prototype documents. In addition, prototype documents are available for establishing 403(b)(7) custodial accounts with Boston Safe Deposit & Trust Company as custodian. This type of plan is available to employees of certain non-profit organizations.

     The minimum initial investment for all tax-qualified plans (except for employer-sponsored plans, SIMPLE IRAs, SEPs and SAR/SEPs) is $1,000 per Fund and the minimum subsequent investment is $100. The minimum initial investment for employer-sponsored plans, SIMPLE IRAs, SEPs and SAR/SEPs and the minimum subsequent investment per Fund for all such plans is $50.

PIMCO Funds Auto-Invest

     The PIMCO Funds Auto-Invest plan provides for periodic investments into the shareholder's account with the Trust by means of automatic transfers of a designated amount from the shareholder's bank account. The minimum investment for eligibility in the PIMCO Funds Auto-Invest plan is $1,000 per Fund. Investments may be made monthly or quarterly, and may be in any amount subject to a minimum of $50 per month for each Fund in which shares are purchased through the plan. Further information regarding the PIMCO Funds Auto-Invest plan is available from the Distributor or participating brokers. You may enroll by completing the appropriate section on the account application, or you may obtain an Auto-Invest application by calling the Distributor or your broker.

Registered Representatives' Investments

     Current registered representatives and other full-time employees of participating brokers or such persons' spouses or trusts or custodial accounts for their minor children may purchase Class A shares at net asset value without a sales charge. The minimum initial investment in each case is $500 per Fund and the minimum subsequent investment is $50.

PIMCO Funds Auto-Exchange

     The PIMCO Funds Auto-Exchange plan establishes regular, periodic exchanges from one Fund account to another Fund account. The plan provides for regular investments into a shareholder's account in a specific Fund by means of automatic exchanges of a designated amount from another Fund account of the same class of shares and with identical account registration.

     Exchanges may be made monthly or quarterly, and may be in any amount subject to a minimum of $1,000 to open a new Fund account and of $50 for any existing Fund account for which shares are purchased through the plan.

     Further information regarding the PIMCO Funds Auto-Exchange plan is available from the Distributor at 1-800-426-0107 or participating brokers. You may enroll by completing an application which may be obtained from the Distributor or by telephone request at 1-800-426-0107. For more information on exchanges, see "Exchange Privilege."

PIMCO Funds Fund Link

     PIMCO Funds Fund Link ("Fund Link") connects your Fund account(s) with a bank account. Fund Link may be used for subsequent purchases and for redemptions and other transactions described under "How to Redeem." Purchase transactions are effected by electronic funds transfers from the shareholder's account at a U.S. bank or other financial institution that is an Automated Clearing House ("ACH") member. Investors may use Fund Link to make subsequent purchases of shares in any amount greater than $50. To initiate such purchases, call 1-800-426-0107. All such calls will be recorded. Fund Link is normally established within 45 days of receipt of a Fund Link application by PFPC, Inc. (the "Transfer Agent"), the Funds' transfer agent for Class A, B and C shares. The minimum investment by Fund Link is $50 per Fund. Shares will be purchased on the regular business day the Distributor receives the funds through the ACH system, provided the funds are received before the close of regular trading on the New York Stock Exchange. If the funds are received after the close of regular trading, the shares will be purchased on the next regular business day.

     Fund Link privileges must be requested on the account application. To establish Fund Link on an existing account, complete a Fund Link application, which is available from the Distributor or your broker, with signatures guaranteed from all shareholders of record for the account. See "Signature Guarantee" below. Such privileges apply to each shareholder of record for the account unless and until the Distributor receives written instructions from a shareholder of record canceling such privileges. Changes of bank account information must be made by completing a new Fund Link application signed by all owners of record of the account, with all signatures guaranteed. The
Distributor, the Transfer Agent and the Fund may rely on any telephone instructions believed to be genuine and will not be responsible to shareholders for any damage, loss or expenses arising out of such instructions. The Fund reserves the right to amend, suspend or discontinue Fund Link privileges at any time without prior notice. Fund Link does not apply to shares held in broker "street name" accounts.

Signature Guarantee

     When a signature guarantee is called for, a "medallion" signature guarantee will be required. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount.

     The Distributor reserves the right to modify its signature guarantee standards at any time. The Funds may change the signature guarantee requirements from time to time upon notice to shareholders, which may, but is not required to, be given by means of a new or supplemented Retail Prospectus or a new or supplemented Guide. Shareholders should contact the Distributor for additional details regarding the Funds' signature guarantee requirements.

Account Registration Changes

     Changes in registration or account privileges may be made in writing to the Transfer Agent. Signature guarantees may be required. See "Signature Guarantee" above. All correspondence must include the account number and must be sent to:

         PIMCO Funds Distributors LLC
         P.O. Box 9688
         Providence, RI  02940-0926

Small Account Fee

     Because of the disproportionately high costs of servicing accounts with low balances, a fee at an annual rate of $16 (paid to the applicable Fund's administrator) will automatically be deducted from direct Fund accounts with balances falling below a minimum level. The valuation of Fund accounts and the deduction are expected to take place during the last five business days of each calendar quarter. The fee will be deducted in quarterly installments from Fund accounts with balances below $2,500, except for Uniform Gift to Minors, IRA, Roth IRA and Auto-Invest accounts, for which the limit is $1,000. The fee also applies to employer-sponsored retirement plan accounts, Money Purchase and/or Profit Sharing plans, 401(k) plans, 403(b)(7) custodial accounts, SIMPLE IRAs, SEPs and SAR/SEPs. (A separate custodial fee may apply to IRAs, Roth IRAs and other retirement accounts.) No fee will be charged on any Fund account of a shareholder if the aggregate value of all of the shareholder's Fund accounts is at least $50,000. Any applicable small account fee will be deducted automatically from your below-minimum Fund account in quarterly installments and paid to the Administrator. Each Fund account will normally be valued, and any deduction taken, during the last five business days of each calendar quarter. No small account fee will be charged to employee and employee-related accounts of PIMCO Advisors and/or, in the discretion of PIMCO Advisors, its affiliates.

Minimum Account Size

     Due to the relatively high cost to the Funds of maintaining small accounts, you are asked to maintain an account balance in each Fund in which you invest of at least the amount necessary to open the type of account involved. If your balance for any Fund is below such minimum for three months or longer, the applicable Fund's administrator shall have the right (except in the case of employer-sponsored retirement accounts) to close that Fund account after giving you 60 days in which to increase your balance. Your Fund account will not be liquidated if the reduction in size is due solely to market decline in the value of your Fund shares or if the aggregate value of all your accounts in PIMCO Funds exceeds $50,000.

Alternative Purchase Arrangements

     The Funds offer investors Class A, Class B and Class C shares in the applicable Retail Prospectus. Class A, B and C shares bear sales charges in different forms and amounts and bear different levels of expenses, as described below. Through separate prospectuses, certain of the Funds currently offer up to three additional classes of shares in the United States: Class D, Institutional Class and Administrative Class shares. Class D shares are offered through financial intermediaries. Institutional Class shares are offered to pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and other high net worth individuals. Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries. Class D, Institutional Class and Administrative Class shares are sold without a sales charge and have different expenses than Class A, Class B and Class C shares. As a result of lower sales charges and/or operating expenses, Class D, Institutional Class and Administrative Class shares are generally expected to achieve higher investment returns than Class A, Class B or Class C shares. Certain Funds also offer up to two additional classes of shares that are offered only to non-U.S. investors outside the United States: Class J and Class K shares. To obtain more information about the other classes of shares, please call the applicable Trust at 1-800-927-4648 (for Institutional Class, Administrative Class, Class J and Class K shares) or the Distributor at 1-888-87-PIMCO (for Class D shares).

     The alternative purchase arrangements described in this Guide are designed to enable a retail investor to choose the method of purchasing Fund shares that is most beneficial to the investor based on all factors to be considered, including the amount and intended length of the investment, the particular Fund and whether the investor intends to exchange shares for shares of other Funds. Generally, when making an investment decision, investors should consider the anticipated life of an intended investment in the Funds, the size of the investment, the accumulated distribution and servicing fees plus CDSCs on Class B or Class C shares, the initial sales charge plus accumulated servicing fees on Class A shares (plus a CDSC in certain circumstances) and Class C shares, the possibility that the anticipated higher return on Class A shares due to the lower ongoing charges will offset the initial sales charge paid on such shares, the automatic conversion of Class B shares to Class A shares and the difference in the CDSCs applicable to Class A, Class B and Class C shares.

Class A. The initial sales charge alternative (Class A) might be preferred by investors purchasing shares of sufficient aggregate value to qualify for reductions in the initial sales charge applicable to such shares. Similar reductions are not available on the contingent deferred sales charge alternative (Class B) or the asset based sales charge alternative (Class C). Class A shares are subject to a servicing fee but are not subject to a distribution fee and, accordingly, such shares are expected to pay correspondingly higher dividends on a per share basis. However, because initial sales charges are deducted at the time of purchase, not all of the purchase payment for Class A shares is invested initially. Class B and Class C shares might be preferable to investors who wish to have all purchase payments invested initially, although remaining subject to higher distribution and servicing fees and, for certain periods, being subject to a CDSC. An investor who qualifies for an elimination of the Class A initial sales charge should also consider whether he or she anticipates redeeming shares in a time period which will subject such shares to a CDSC as described below. See "Initial Sales Charge Alternative--Class A Shares--Class A Deferred Sales Charge" below.

Class B. Class B shares might be preferred by investors who intend to invest in the Funds for longer periods and who do not intend to purchase shares of sufficient aggregate value to qualify for sales charge reductions applicable to Class A shares. Both Class B and Class C shares can be purchased at net asset value without an initial sales charge. However, unlike Class C shares, Class B shares convert into Class A shares after they have been held for a period of time. Class B shares purchased on or before December 31, 2001 convert into Class A shares after the shares have been held for seven years. Class B shares purchased after December 31, 2001 convert into Class A shares after the shares have been held for eight years. After the conversion takes place, the shares will no longer be subject to a CDSC, and will be subject to the servicing fees charged for Class A shares which are lower than the distribution and servicing fees charged on either Class B or Class C shares. See "Deferred Sales Charge Alternative--Class B Shares" below. Class B shares are not available for purchase by employer sponsored retirement plans.

Class C. Class C shares might be preferred by investors who intend to purchase shares which are not of sufficient aggregate value to qualify for Class A sales charges of 1% or less and who wish to have all purchase payments invested initially (except for purchases of Class C shares of the Global Innovation and Select International Funds, which, beginning January 1, 2002, are subject to a 1% initial sales charge). Class C shares are preferable to Class B shares for investors who intend to maintain their investment for intermediate periods and therefore may also be preferable for investors who are unsure of the intended length of their investment. Unlike Class B shares, Class C shares are not subject to a CDSC after they have been held for one year (eighteen months for Class C shares of the Global Innovation and Select International Funds purchased after December 31, 2001) and are subject to only a 1% CDSC during the first year (or eighteen months). However, because Class C shares do not convert into Class A shares, Class B shares are preferable to Class C shares for investors who intend to maintain their investment in the Funds for long periods. See "Asset Based Sales Charge Alternative--Class C Shares" below.

     In determining which class of shares to purchase, an investor should always consider whether any waiver or reduction of a sales charge or a CDSC is available. See generally "Initial Sales Charge Alternative--Class A Shares" and "Waiver of Contingent Deferred Sales Charges" below.

     The maximum single purchase of Class B shares of a Fund is $249,999. The maximum single purchase of Class C shares of a Fund is $999,999. The Funds may refuse any order to purchase shares.

     For a description of the Distribution and Servicing Plans and distribution and servicing fees payable thereunder with respect to Class A, Class B and Class C shares, see "Distributor and Distribution and Servicing Plans" below.

Waiver of Contingent Deferred Sales Charges. The CDSC applicable to Class A and Class C shares is currently waived for (i) any partial or complete redemption in connection with (a) required minimum distributions to IRA account owners or beneficiaries who are age 70 1/2 or older or (b) distributions to participants in employer-sponsored retirement plans upon attaining age 59 1/2 or on account of death or disability; (ii) any partial or complete redemption in connection with a qualifying loan or hardship withdrawal from an employer sponsored retirement plan; (iii) any complete redemption in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer's plan and the transfer to another employer's plan or to an IRA (with the exception of a Roth IRA); (iv) any partial or complete redemption following death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares as joint tenant with his or her spouse) from an account in which the deceased or disabled is named, provided the redemption is requested within one year of the death or initial determination of disability; (v) any redemption resulting from a return of an excess contribution to a qualified employer retirement plan or an IRA (with the exception of a Roth IRA); (vi) up to 10% per year of the value of a Fund account which (a) has the value of at least $10,000 at the start of such year and (b) is subject to an Automatic Withdrawal Plan; (vii) redemptions by Trustees, officers and employees of either Trust, and by directors, officers and employees of the Distributor, PIMCO Advisors or Pacific Investment Management Company; (viii) redemptions effected pursuant to a Fund's right to involuntarily redeem a shareholder's Fund account if the aggregate net asset value of shares held in such shareholder's account is less than a minimum account size specified in such Fund's prospectus; (ix) involuntary redemptions caused by operation of law; (x) redemptions of shares of any Fund that is combined with another Fund, investment company, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction; (xi) redemptions by a shareholder who is a participant making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases; (xii) redemptions effected by trustees or other fiduciaries who have purchased shares for employer-sponsored plans, the trustee, administrator, fiduciary, broker, trust company or registered investment adviser for which has an agreement with the Distributor with respect to such purchases; (xiii) redemptions in connection with IRA accounts established with Form 5305-SIMPLE under the Code for which the Trust is the designated financial institution;
(xiv) a redemption by a holder of Class A shares who purchased $1,000,000 ($250,000 in the case of the Short-Term, California Municipal Bond, California Intermediate Municipal Bond, New York Municipal Bond and Low Duration Funds) or more of Class A shares (and therefore did not pay a sales charge) where the participating broker or dealer involved in the sale of such shares waived the commission it would normally receive from the Distributor pursuant to an agreement with the Distributor; or (xv) a redemption by a holder of Class A or Class C shares where the participating broker or dealer involved in the purchase of such shares waived all or a portion of any commission it normally would receive from the Distributor (or otherwise agreed to a variation from the normal commission schedule) in connection with such purchase pursuant to an agreement with the Distributor.

     The CDSC applicable to Class B shares is currently waived for any partial or complete redemption in each of the following cases: (a) in connection with required minimum distributions to IRA account owners or to plan participants or beneficiaries who are age 70 1/2 or older; (b) involuntary redemptions caused by operation of law; (c) redemption of shares of any Fund that is combined with another Fund, investment company, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction; (d) following death or disability (as defined in the Code) of a shareholder (including one who owns the shares as joint tenant with his or her spouse) from an account in which the deceased or disabled is named, provided the redemption is requested within one year of the death or initial determination of disability; and (e) up to 10% per year of the value of a Fund account which (i) has a value of at least $10,000 at the start of such year and (ii) is subject to an Automatic Withdrawal Plan. See "How to Redeem--Automatic Withdrawal Plan."

     The Distributor may require documentation prior to waiver of the CDSC for any class, including distribution letters, certification by plan administrators, applicable tax forms, death certificates, physicians' certificates, etc.

Initial Sales Charge Alternative--Class A Shares

     Class A shares are sold at a public offering price equal to their net asset value per share plus a sales charge, as set forth below. As indicated below under "Class A Deferred Sales Charge," certain investors that purchase $1,000,000 ($250,000 in the case of the Short-Term, California Municipal Bond, California Intermediate Municipal Bond, New York Municipal Bond and Low Duration Funds) or more of any Fund's Class A shares (and thus pay no initial sales charge) may be subject to a CDSC of up to 1% if they redeem such shares during the first 18 months after their purchase.

                     Initial Sales Charge -- Class A Shares

Growth, Select Growth, Target, Opportunity, Capital Appreciation, Mid-Cap,
Growth  &  Income,   Renaissance,   Value,   Equity  Income,   Small-Cap  Value,
Tax-Efficient Equity, Innovation, Healthcare Innovation, Global Innovation, Select International and Asset Allocation Funds

------------------------------ ---------------------------- --------------------------- ----------------------------
Amount of Purchase             Sales Charge as % of Net     Sales Charge as % of        Discount or Commission to
                               Amount Invested              Public Offering Price       dealers as % of Public
                                                                                        Offering Price*
------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------

$0 - $49,999                   5.82%                        5.50%                       4.75%
------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------

$50,000 - $99,999              4.71%                        4.50%                       4.00%
------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------

$100,000 - 249,999             3.63%                        3.50%                       3.00%
------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------

$250,000 - $499,999            2.56%                        2.50%                       2.00%
------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------

$500,000 - $999,999            2.04%                        2.00%                       1.75%
------------------------------ ---------------------------- --------------------------- ----------------------------

$1,000,000 +                   0.00%(1)                     0.00%(1)                    0.00%(2)
------------------------------ ---------------------------- --------------------------- ----------------------------

GNMA,  Total  Return,  Total  Return  Mortgage,   High  Yield,   Long-Term  U.S.
Government, Global Bond II, Foreign Bond, Emerging Markets Bond, Strategic Balanced, European Convertible and Convertible Funds

------------------------------ ---------------------------- --------------------------- ----------------------------
Amount of Purchase             Sales Charge as % of Net     Sales Charge as % of        Discount or Commission to
                               Amount Invested              Public Offering Price       dealers as % of Public
                                                                                        Offering Price*
------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------

$0 - $49,999                   4.71%                        4.50%                       4.00%
------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------

$50,000 - $99,999              4.17%                        4.00%                       3.50%
------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------

$100,000 - $249,999            3.63%                        3.50%                       3.00%
------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------

$250,000 - $499,999            2.56%                        2.50%                       2.00%
------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------

$500,000 - $999,999            2.04%                        2.00%                       1.75%
------------------------------ ---------------------------- --------------------------- ----------------------------

$1,000,000+                    0.00%(1)                     0.00%(1)                    0.00%(3)
------------------------------ ---------------------------- --------------------------- ----------------------------

Real Return, Municipal Bond and StocksPLUS Funds

------------------------------ ---------------------------- --------------------------- ----------------------------
Amount of Purchase             Sales Charge as % of Net     Sales Charge as % of        Discount or Commission to
                               Amount Invested              Public Offering Price       dealers as % of Public
                                                                                        Offering Price*
------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------

$0 - $49,999                   3.09%                        3.00%                       2.50%
------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------

$50,000 - $99,999              2.56%                        2.50%                       2.00%
------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------

$100,000 - $249,999            2.04%                        2.00%                       1.75%
------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------

$250,000 - $499,999            1.52%                        1.50%                       1.25%
------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------

$500,000 - $999,999            1.27%                        1.25%                       1.00%
------------------------------ ---------------------------- --------------------------- ----------------------------

$1,000,000+                    0.00%(1)                     0.00%(1)                    0.00%(3)
------------------------------ ---------------------------- --------------------------- ----------------------------

Short-Term Fund

------------------------------ ---------------------------- --------------------------- ----------------------------

Amount of Purchase             Sales Charge as % of Net     Sales Charge as % of        Discount or Commission to
                               Amount Invested              Public Offering Price       dealers as % of Public
                                                                                        Offering Price*
------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------

$0 - $49,999                   2.04%                        2.00%                       1.75%
------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------

$50,000 - $99,999              1.78%                        1.75%                       1.50%
------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------

$100,000 - $249,999            1.52%                        1.50%                       1.25%
------------------------------ ---------------------------- --------------------------- ----------------------------

$250,000+                      0.00%(1)                     0.00%(1)                    0.00%(4)
------------------------------ ---------------------------- --------------------------- ----------------------------

California Municipal Bond, California Intermediate Municipal Bond and New York Municipal Bond Funds

------------------------------ ---------------------------- --------------------------- ----------------------------
Amount of Purchase             Sales Charge as % of Net     Sales Charge as % of        Discount or Commission to
                               Amount Invested              Public Offering Price       dealers as % of Public
                                                                                        Offering Price*
------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------

$0 - $49,999                   3.09%                        3.00%                       2.75%
------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------

$50,000 - $99,999              2.04%                        2.00%                       1.75%
------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------

$100,000 - $249,999            1.01%                        1.00%                       0.90%
------------------------------ ---------------------------- --------------------------- ----------------------------

$250,000+                      0.00%(1)                     0.00%(1)                    0.00%(4)
------------------------------ ---------------------------- --------------------------- ----------------------------

Low Duration Fund

------------------------------ ---------------------------- --------------------------- ----------------------------
Amount of Purchase             Sales Charge as % of Net     Sales Charge as % of        Discount or Commission to
                               Amount Invested              Public Offering Price       dealers as % of Public
                                                                                        Offering Price*
------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------

$0 - $49,999                   3.09%                        3.00%                       2.50%
------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------

$50,000 - $99,999              2.04%                        2.00%                       1.75%
------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------

$100,000 - $249,999            1.01%                        1.00%                       0.90%
------------------------------ ---------------------------- --------------------------- ----------------------------

$250,000+                      0.00%(1)                     0.00%(1)                    0.00%(4)
------------------------------ ---------------------------- --------------------------- ----------------------------

* From time to time, these discounts and commissions may be increased pursuant to special arrangements between the Distributor and certain participating brokers.

1. As shown, investors that purchase more than $1,000,000 of any Fund's Class A shares ($250,000 in the case of the Short-Term, California Municipal Bond, California Intermediate Municipal Bond, New York Municipal Bond and Low Duration Funds) will not pay any initial sales charge on such purchase. However, except with regard to purchases of Class A shares of the Money Market Fund and certain purchases of Class A shares of the Short-Term, California Municipal Bond, California Intermediate Municipal Bond, New York Municipal Bond and Low Duration Funds described in Note 4 below, purchasers of $1,000,000 ($250,000 in the case of the Short-Term, California Municipal Bond, California Intermediate Municipal Bond, New York Municipal Bond and Low Duration Funds) or more of Class A shares (other than those purchasers described below under "Sales at Net Asset Value" where no commission is paid) will be subject to a CDSC of up to 1% if such shares are redeemed during the first 18 months after such shares are purchased unless such purchaser is eligible for a waiver of the CDSC as described under "Waiver of Contingent Deferred Sales Charges" above. See "Class A Deferred Sales Charge" below.

2. The Distributor will pay a commission to dealers who sell amounts of $1,000,000 or more of Class A shares (or who sell Class A shares at net asset value to certain employer-sponsored plans as outlined in "Sales at Net Asset Value" below) of each of these Funds according to the following schedule: 0.75% of the first $2,000,000, 0.50% of amounts from $2,000,001 to $5,000,000, and 0.25% of amounts over $5,000,000.

3. The Distributor will pay a commission to dealers who sell amounts of $1,000,000 or more of Class A shares (or who sell Class A shares at net asset value to certain employer-sponsored plans as outlined in "Sales at Net Asset Value") of each of these Funds except for the Money Market Fund (for which no payment is made), according to the following schedule: 0.50% of the first $2,000,000 and 0.25% of amounts over $2,000,000.

4. The Distributor will pay a commission to dealers who sell $250,000 or more of Class A shares of the Short-Term, California Municipal Bond, California Intermediate Municipal Bond, New York Municipal Bond and Low Duration Funds at the annual rate of 0.15% (0.35% in the case of the Low Duration Fund) of the net asset value of such Class A shares as in effect from time to time; such commission shall be paid in installments covering the 18 month period commencing with the date of sale. Such installments shall be paid after the end of calendar quarters in accordance with the Distributor's practice. Investors purchasing Class A shares of such Funds through such dealers will not be subject to the Class A CDSC on such shares. Alternatively, dealers may elect (through an agreement with the Distributor) to receive a commission at the time of sale on purchases of $250,000 or more of these Funds of 0.25% of the public offering price (for purchases of the Short-Term, California Municipal Bond, California Intermediate Municipal Bond and New York Municipal Bond Funds) or 0.50% of the public offering price (for purchases of the Low Duration Fund). Investors who purchase through dealers that elect the latter commission schedule will be subject to the Class A CDSC. In addition to these commissions, dealers may be entitled to receive an annual servicing fee of 0.25% of the net asset value of such shares for so long as such shares are outstanding, as described below under "Participating Brokers."

     Each Fund receives the entire net asset value of its Class A shares purchased by investors (i.e., the gross purchase price minus the applicable sales charge). The Distributor receives the sales charge shown above less any applicable discount or commission "reallowed" to participating brokers in the amounts indicated in the table above. The Distributor may, however, elect to reallow the entire sales charge to participating brokers for all sales with respect to which orders are placed with the Distributor for any particular Fund during a particular period. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to 0.50% of the purchase price on sales of Class A shares of all or selected Funds purchased to each participating broker which obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor. From time to time, the Distributor, its parent and/or its affiliates may make additional payments to one or more participating brokers based upon factors such as the level of sales or the length of time clients' assets have remained in the Trust.

     Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.

     Under the circumstances described below,investors may be entitled to pay reduced sales charges for Class A shares.

     These discounts and commissions may be increased pursuant to special arrangements from time to time agreed upon between the Distributor and certain participating brokers.

Combined Purchase Privilege. Investors may qualify for a reduced sales charge on Class A shares by combining purchases of the Class A shares of one or more Funds which offer Class A shares (together, "eligible PIMCO Funds") into a "single purchase," if the resulting purchase totals at least $50,000. The term single purchase refers to:

     (i) a single purchase by an individual, or concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing Class A shares of the eligible PIMCO Funds for his, her or their own account;

     (ii) single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or fiduciary account although more than one beneficiary is involved; or

     (iii)a single purchase for the employee benefit plans of a single employer.

          For further information, call the Distributor at 1-800-426-0107 or your broker.

Cumulative Quantity Discount (Right of Accumulation). A purchase of additional Class A shares of any eligible PIMCO Fund may qualify for a Cumulative Quantity Discount at the rate applicable to the discount bracket obtained by adding:

     (i)  the investor's current purchase;

     (ii) the value (at the close of business on the day of the current purchase) of all Class A shares of any eligible PIMCO Fund held by the investor computed at the maximum offering price; and

     (iii)the value of all shares described in paragraph (ii) owned by another shareholder eligible to be combined with the investor's purchase into a "single purchase" as defined above under "Combined Purchase Privilege."

          For example, if you owned Class A shares of the Growth & Income Fund worth $25,000 at the current maximum offering price and wished to purchase Class A shares of the Growth Fund worth an additional $30,000, the sales charge for the $30,000 purchase would be at the 4.50% rate applicable to a single $55,000 purchase of shares of the Growth Fund, rather than the 5.50% rate.

Letter of Intent. An investor may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses an intention to invest not less than $50,000 within a period of 13 months in Class A shares of any eligible PIMCO Fund(s) other than the Money Market Fund. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter. At the investor's option, a Letter of Intent may include purchases of Class A shares of any eligible PIMCO Fund (other than the Money Market Fund) made not more than 90 days prior to the date the Letter of Intent is signed; however, the 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be included and the sales charge on any purchases prior to the Letter will not be adjusted.

     Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the eligible PIMCO Funds under a single Letter of Intent. For example, if at the time you sign a Letter of Intent to invest at least $100,000 in Class A shares of any Fund (other than the Money Market Fund), you and your spouse each purchase Class A shares of the Growth Fund worth $30,000 (for a total of $60,000), it will only be necessary to invest a total of $40,000 during the following 13 months in Class A shares of any of the Funds (other than the Money Market Fund) to qualify for the 3.50% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000 in any of the Funds other than the Money Market, Short-Term, Low Duration, Real Return, Municipal Bond, California Municipal Bond, California Intermediate Municipal Bond, New York Municipal Bond and StocksPLUS Funds).

     A Letter of Intent is not a binding obligation to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge applicable to the shares actually purchased in the event the full intended amount is not purchased. If the full amount indicated is not purchased, a sufficient amount of such escrowed shares will be involuntarily redeemed to pay the additional sales charge applicable to the amount actually purchased, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional eligible PIMCO Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

     If you wish to enter into a Letter of Intent in conjunction with your initial investment in Class A shares of a Fund, you should complete the appropriate portion of the account application. If you are a current Class A shareholder desiring to do so you may obtain a form of Letter of Intent by contacting the Distributor at 1-800-426-0107 or any broker participating in this program.

Reinstatement Privilege. A Class A shareholder who has caused any or all of his shares (other than the Money Market Fund shares that were not acquired by exchanging Class A shares of another Fund) to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any eligible PIMCO Fund at net asset value without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined. See "How Net Asset Value is Determined" in the applicable Retail Prospectus. A reinstatement pursuant to this privilege will not cancel the redemption transaction and, consequently, any gain or loss so realized may be recognized for federal tax purposes except that no loss may be recognized to the extent that the proceeds are reinvested in shares of the same Fund within 30 days. The reinstatement privilege may be utilized by a shareholder only once, irrespective of the number of shares redeemed, except that the privilege may be utilized without limit in connection with transactions whose sole purpose is to transfer a shareholder's interest in a Fund to his Individual Retirement Account or other qualified retirement plan account. An investor may exercise the reinstatement privilege by written request sent to the Distributor or to the investor's broker.

Sales at Net Asset Value. Each Fund may sell its Class A and Class C shares at net asset value without a sales charge to (a) current or retired officers, trustees, directors or employees of either Trust, PIMCO Advisors, Pacific Investment Management Company or the Distributor, other affiliates of PIMCO Advisors at the discretion of PIMCO Advisors, Pacific Investment Management Company or the Distributor, a parent, brother or sister of any such officer, trustee, director or employee or a spouse or child of any of the foregoing persons, or any trust, profit sharing or pension plan for the benefit of any such person and to any other person if the Distributor anticipates that there will be minimal sales expenses associated with the sale, (b) current registered representatives and other full-time employees of participating brokers or such persons' spouses or for trust or custodial accounts for their minor children,
(c) trustees or other fiduciaries purchasing shares for certain plans sponsored by employers, professional organizations or associations or charitable organizations, the trustee, administrator, fiduciary, broker, trust company or registered investment adviser for which has an agreement with the Distributor, PIMCO Advisors or Pacific Investment Management Company with respect to such purchases (including provisions related to minimum levels of investment in the Trust), and to participants in such plans and their spouses purchasing for their account(s) or IRAs (with the exception of Roth IRAs), (d) participants investing through accounts known as "wrap accounts" established with brokers or dealers approved by the Distributor where such brokers or dealers are paid a single, inclusive fee for brokerage and investment management services, (e) client accounts of broker-dealers or registered investment advisers affiliated with such broker-dealers with which the Distributor, PIMCO Advisors or Pacific Investment Management Company has an agreement for the use of a Fund in particular investment products or programs, (f) accounts for which certain trust companies that may be affiliated with the Trust or the Fund's Adviser serves as trustee or custodian, (g) investors who are investing the proceeds from a redemption of shares of another open-end investment company (mutual fund) on which the investor paid an initial sales charge, but only to the extent of such proceeds and only if such investment is made within 60 days of such redemption and (h) client accounts of broker-dealers or registered investment advisers with whom the Distributor has agreed that purchases by such client accounts will not be subject to all or a portion of the initial sales charges payable on purchases of Class A and/or Class C shares. The Distributor will only pay service fees and will not pay any initial commission or other fees to dealers upon the sale of Class A or Class C shares to the purchasers described in this paragraph except for sales to purchasers described under (c) in this paragraph.

Notification of Distributor. An investor or participating broker must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount. Upon such notification, the investor will receive the lowest applicable sales charge. The quantity discounts and commission schedules described above may be modified or terminated at any time.

Class A Deferred Sales Charge. For purchases of Class A shares of all Funds (except the Money Market, Short-Term, California Municipal Bond, California Intermediate Municipal Bond, New York Municipal Bond and Low Duration Funds), investors who purchase $1,000,000 ($250,000 in the case of the Short-Term, California Municipal Bond, California Intermediate Municipal Bond, New York Municipal Bond and Low Duration Funds) or more of Class A shares (and, thus, purchase such shares without any initial sales charge) may be subject to a 1% CDSC if such shares are redeemed within 18 months of their purchase. Certain purchases of Class A shares of the Short-Term, California Municipal Bond, California Intermediate Municipal Bond, New York Municipal Bond and Low Duration Funds described above under "Initial Sales Charge--Class A Shares" will be subject to a CDSC of 0.75% (for the Low Duration Fund) or 0.50% (for the Short-Term, California Municipal Bond, California Intermediate Municipal Bond and New York Municipal Bond Funds) if such shares are redeemed within 18 months after their purchase. The CDSCs described in this paragraph are sometimes referred to as the "Class A CDSC." The Class A CDSC does not apply to investors purchasing any Fund's Class A shares if such investors are otherwise eligible to purchase Class A shares without any sales charge because they are described under "Sales at Net Asset Value" above.

     For purchases subject to the Class A CDSC, a CDSC will apply for any redemption of such Class A shares that occurs within 18 months of their purchase. No CDSC will be imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC. In determining whether a CDSC is payable, it is assumed that Class A shares acquired through the reinvestment of dividends and distributions are redeemed first, and thereafter that Class A shares that have been held by an investor for the longest period of time are redeemed first.

     The Class A CDSC does not apply to Class A shares of the Money Market Fund or to certain purchases of Class A shares of the California Municipal Bond, California Intermediate Municipal Bond, New York Municipal Bond, Short-Term and Low Duration Funds described above under "Initial Sales Charge -- Class A Shares." However, if Class A shares of these Funds are purchased in a transaction that, for any other Fund, would be subject to the CDSC (i.e., a purchase of $1,000,000 or more) and are subsequently exchanged for Class A shares of any other Fund, a Class A CDSC will apply to the shares of the Fund(s) acquired by exchange for a period of 18 months from the date of the exchange.

     The Class A CDSC is currently waived in connection with certain redemptions as described above under "Alternative Purchase Arrangements--Waiver of Contingent Deferred Sales Charges." For more information about the Class A CDSC, call the Distributor at 1-800-426-0107.

     The manner of calculating the CDSC on Class A shares purchased after December 31, 2001 will change at the same time and in the same manner as the change to the Class B CDSC calculation described below under "Changes to CDSC Calculation."

Participating Brokers. Investment dealers and other financial intermediaries provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge transaction fees and/or other additional amounts to their clients for such services, which charges would reduce clients' return. Firms also may hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Trust's transfer agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their broker. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. This Guide and the Retail Prospectuses should be read in connection with such firms' material regarding their fees and services.

     For Class A shares outstanding for one year or more, the Distributor may also pay participating brokers annual servicing fees of 0.25% of the net asset value of such shares.

Deferred Sales Charge Alternative--Class B Shares

     Class B shares are sold at their current net asset value without any initial sales charge. The full amount of an investor's purchase payment will be invested in shares of the Fund(s) selected. A CDSC will be imposed on Class B shares if an investor redeems an amount which causes the current value of the investor's account for a Fund to fall below the total dollar amount of purchase payments subject to the CDSC, except that no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC. The method of calculating the CDSC on Class B shares purchased after December 31, 2001, is expected to change. For a description of this change, see "Changes to CDSC Calculation" below.

     Class B shares of the Short-Term Fund and the Money Market Fund are not offered for initial purchase but may be obtained through exchanges of Class B shares of other Funds. See "Exchange Privilege" below. Class B shares are not available for purchase by employer sponsored retirement plans.

     Whether a CDSC is imposed and the amount of the CDSC will depend on the number of years since the investor made a purchase payment from which an amount is being redeemed. Purchases are subject to the CDSC according to the following schedule:

         Years Since Purchase                        Percentage Contingent
         Payment was Made                            Deferred Sales Charge

         First                                                         5
         Second                                                        4
         Third                                                         3
         Fourth                                                        3
         Fifth                                                         2
         Sixth                                                         1
         Seventh and thereafter                                        0*

     * After the seventh year, Class B shares purchased on or before December 31, 2001 convert into Class A shares as described below. Class B shares purchased after December 31, 2001 convert into Class A shares after the eighth year.

     In determining whether a CDSC is payable, it is assumed that the purchase payment from which a redemption is made is the earliest purchase payment from which a redemption or exchange has not already been fully effected.

     The following  example will illustrate the current operation of the Class B
CDSC:

     Assume that an individual opens a Fund account and makes a purchase payment of $10,000 for Class B shares of a Fund and that six months later the value of the investor's account for that Fund has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from that Fund account ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000 from that Fund account, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor's account for the Fund was reduced below the amount of the purchase payment). At the rate of 5%, the Class B CDSC would be $100.

     In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all Class B shares in the shareholder's account for the particular Fund are aggregated, and the current value of all such shares is aggregated. Any CDSC imposed on a redemption of Class B shares is paid to the Distributor.

     Class B shares are subject to higher distribution fees than Class A shares for a fixed period after their purchase, after which they automatically convert to Class A shares and are no longer subject to such higher distribution fees. Class B shares of each Fund automatically convert into Class A shares after they have been held for seven years (eight years for Class B shares purchased after December 31, 2001).

     For sales of Class B shares made and services rendered to Class B shareholders, the Distributor intends to make payments to participating brokers, at the time a shareholder purchases Class B shares, of 4.00% of the purchase amount for each of the Funds. For Class B shares outstanding for one year or more, the Distributor may also pay participating brokers annual servicing fees of 0.25% of the net asset value of such shares. During such periods as may from time to time be designated by the Distributor, the Distributor will pay selected participating brokers an additional amount of up to .50% of the purchase price on sales of Class B shares of all or selected Funds purchased to each participating broker which obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.

     The Class B CDSC is currently waived in connection with certain redemptions as described above under "Alternative Purchase Arrangements --Waiver of Contingent Deferred Sales Charges." For more information about the Class B CDSC, call the Distributor at 1-800-426-0107.

Changes to CDSC Calculation. The Trust expects that the manner of calculating the CDSC on Class B and Class C shares (and where applicable, Class A shares) purchased after December 31, 2001, will change from that described above. The Trust will provide shareholders with at least 60 days' notice prior to implementing the change. When the Trust implements the change, the CDSC on all shares purchased after December 31, 2001, will be subject to the change, not just shares purchased after the date of such notice. It is expected that the change will be implemented no later than January 1, 2008.

     Under the new calculation method, the following rules will apply:

     o Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC.

     o For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current net asset value of the shares being sold, whichever is lower.

     o CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account.

     o In determining whether a CDSC is payable, it is assumed that the purchase payment from which the redemption is made is the earliest purchase for shares of such class remaining in your account from which a redemption or exchange has not already been effected.

The following example illustrates the operation of the Class B CDSC using this anticipated change in methodology:

          Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class B shares of a Fund (at $10 per share) and that six months later the value of the investor's account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current net asset value of such shares ($2,200)). At the rate of 5%, the Class B CDSC would be $100.

In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all shares of a particular class of a Fund in the shareholder's account are aggregated, and the current value of all such shares is aggregated.

Except as otherwise disclosed herein or in the appropriate Prospectus(es), shares that are received in an exchange will be subject to a CDSC to the same extent as the shares exchanged. Class C shares received in exchange for Class C shares with a different CDSC period will have the same CDSC period as the shares exchanged.

Conversion of Class B Shares Purchased Through Reinvestment of Distributions. For purposes of determining the date on which Class B shares convert into Class A shares, a Class B share purchased through the reinvestment of dividends or capital gains distributions (a "Distributed Share") will be considered to have been purchased on the purchase date (or deemed purchase date) of the Class B share through which such Distributed Share was issued.

Asset Based Sales Charge Alternative--Class C Shares

     Class C shares are sold at their current net asset value without any initial sales charge, except that Class C shares of the Global Innovation and Select International Funds purchased after December 31, 2001 are subject to a 1% initial sales charge. A CDSC is imposed on Class C shares if an investor redeems an amount which causes the current value of the investor's account for a Fund to fall below the total dollar amount of purchase payments subject to the CDSC, except that no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC. All of an investor's purchase payments are invested in shares of the Fund(s) selected.

     Whether a CDSC is imposed and the amount of the CDSC will depend on the number of years since the investor made a purchase payment from which an amount is being redeemed. Purchases are subject to the CDSC according to the following schedule:

         Years Since Purchase                        Percentage Contingent
         Payment was Made                            Deferred Sales Charge

         First*                                                        1
         Thereafter                                                    0

     * Shares of the Global Innovation and Select International Funds purchased after December 31, 2001 are subject to the Class C CDSC for the first eighteen months after purchase.

     In determining whether a CDSC is payable, it is assumed that the purchase payment from which the redemption is made is the earliest purchase payment from which a redemption or exchange has not already been effected.

     The following example will illustrate the operation of the Class C CDSC:

     Assume that an individual opens a Fund account and makes a purchase payment of $10,000 for Class C shares of a Fund and that six months later the value of the investor's account for that Fund has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from that Fund account ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000 from that Fund account, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor's account for the Fund was reduced below the amount of the purchase payment). At the rate of 1%, the Class C CDSC would be $20.

     In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all Class C shares in the shareholder's account for the particular Fund are aggregated, and the current value of all such shares is aggregated. Any CDSC imposed on a redemption of Class C shares is paid to the Distributor. Unlike Class B shares, Class C shares do not automatically convert to any other class of shares of the Funds.

     The manner of calculating the CDSC on Class C shares purchased after December 31, 2001 will change at the same time and in the same manner as the change to the Class B CDSC described above under "Changes to CDSC Calculation."

     Except as described below, for sales of Class C shares made and services rendered to Class C shareholders, the Distributor expects to make payments to participating brokers, at the time the shareholder purchases Class C shares, of 1.00% (representing .75% distribution fees and .25% servicing fees) of the purchase amount for all Funds, except the Low Duration, Money Market,
Short-Term, Real Return, Municipal Bond and StocksPLUS Funds. For the Low Duration, Real Return, Municipal Bond and StocksPLUS Funds, the Distributor expects to make payments of .75% (representing .50% distribution fees and .25% service fees); for the Short-Term Fund, the Distributor expects to make payments of .55% (representing .30% distribution fees and .25% service fees); and for the Money Market Fund, the Distributor expects to make no payment. For sales of Class C shares made to participants making periodic purchases of not less than $50 through certain employer sponsored savings plans which are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases, no payments are made at the time of purchase. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to .50% of the purchase price on sales of Class C shares of all or selected Funds purchased to each participating broker which obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.

     In addition, for sales of Class C shares made and services rendered to Class C shareholders, the Distributor expects to make annual payments to participating brokers as follows:

---------------------------- ------------------------------- ---------------------------- ----------------------------
           Fund              Annual                          Annual                       Total
           ----              Service Fee*                    Distribution Fee*
                             -----------                     -----------------

---------------------------- ------------------------------- ---------------------------- ----------------------------
Low Duration,  Real          0.25%                           0.45%                        0.70%
Return, Municipal Bond and
Stock PLUS Funds

Short-Term Fund              0.25%                           0.25%                        0.50%
---------------------------- ------------------------------- ---------------------------- ----------------------------
Money Market Fund            0.10%                           0.00%                        0.10%
---------------------------- ------------------------------- ---------------------------- ----------------------------
All other Funds              0.25%                           0.65%                        0.90%
---------------------------- ------------------------------- ---------------------------- ----------------------------

* Paid with respect to shares outstanding for one year or more so long as such shares remain outstanding, and calculated as a percentage of the net asset value of such shares.

     The Class C CDSC is currently waived in connection with certain redemptions as described above under "Alternative Purchase Arrangements--Waiver of Contingent Deferred Sales Charges." For more information about the Class C CDSC, contact the Distributor at 1-800-426-0107.

     As noted above, Class C shares of the Global Innovation and Select International Funds purchased after December 31, 2001 are subject to a 1% initial sales charge. The Distributor receives the total amount of the Class C initial sales charge, but may elect to reallow all or a portion of the sales charge to participating brokers.

Exchange Privilege

     Except with respect to exchanges for shares of Funds for which sales may be suspended to new investors or as provided in the applicable Retail Prospectus or in this Guide, a shareholder may exchange Class A, Class B and Class C shares of any Fund for the same Class of shares of any other Fund in an account with identical registration on the basis of their respective net asset values (except that a sales charge will apply on exchanges of Class A shares of the Money Market Fund on which no sales charge was paid at the time of purchase.) Class A shares of the Money Market Fund may be exchanged for Class A shares of any other Fund, but the usual sales charges applicable to investments in such other Fund apply on shares for which no sales charge was paid at the time of purchase. There are currently no exchange fees or charges. All exchanges are subject to the $2,500 minimum initial purchase requirement for each Fund, except with respect to tax-qualified programs and exchanges effected through the PIMCO Funds Auto-Exchange plan. An exchange will constitute a taxable sale for federal income tax purposes.

     Investors who maintain their account with the Distributor may exchange shares by a written exchange request sent to PIMCO Funds Distributors LLC, P.O. Box 9688, Providence, RI 02940-0926 or, unless the investor has specifically declined telephone exchange privileges on the account application or elected in writing not to utilize telephone exchanges, by a telephone request to the Distributor at 1-800-426-0107. Each Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. Each Trust will require a form of personal identification prior to acting on a caller's telephone instructions, will provide written confirmations of such transactions and will record telephone instructions. Exchange forms are available from the Distributor at 1-800-426-0107 and may be used if there will be no change in the registered name or address of the shareholder. Changes in registration information or account privileges may be made in writing to the Transfer Agent, PFPC, Inc., P.O. Box 9688, Providence, RI 02940-0926, or by use of forms which are available from the Distributor. A signature guarantee is required. See "How to Buy Shares--Signature Guarantee." Telephone exchanges may be made between 9:00 a.m., Eastern time and the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on any day the Exchange is open (generally weekdays other than normal holidays).

     The Trusts reserve the right to refuse exchange purchases or other activity if, in the judgment of an Adviser or a Fund's sub-adviser, such purchases or other activity would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of "market-timing" strategies may be deemed by an Adviser to be detrimental to a Trust or a particular Fund. Currently, each Trust limits the number of "round trip" exchanges an investor may make. An investor makes a "round trip" exchange when the investor purchases shares of a particular Fund, subsequently exchanges those shares for shares of a different PIMCO Fund, and then exchanges back into the originally purchased Fund. The Trusts have the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Fund) more than six round trip exchanges in any twelve-month period. Although the Trusts have no current intention of terminating or modifying the exchange privilege other than as set forth in the preceding sentence, each reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, each Trust will give 60 days' advance notice to shareholders of any termination or material modification of the exchange privilege. For further information about exchange privileges, contact your participating broker or call the Distributor at 1-800-426-0107.

     With respect to Class B and Class C shares, or Class A shares subject to a CDSC, if less than all of an investment is exchanged out of a Fund, any portion of the investment attributable to capital appreciation and/or reinvested dividends or capital gains distributions will be exchanged first, and thereafter any portions exchanged will be from the earliest investment made in the Fund from which the exchange was made.

     With respect to shares purchased after December 31, 2001, effective as of the change in the manner by which the Class A, B and C CDSCs are calculated (as described above under "Changes to CDSC Calculation"), if less than all of an investor's shares subject to a CDSC are exchanged out of a Fund, any portion of the investment in such class of shares attributable to reinvested dividends or capital gains distributions will be exchanged first, and thereafter any portions exchanged will be from the earliest investment made in such class of shares of the Fund from which the exchange was made.

          Shareholders should take into account the effect of any exchange on the applicability of any CDSC that may be imposed upon any subsequent redemption.

         Investors may also select the PIMCO Funds Auto-Exchange plan which establishes automatic periodic exchanges. For further information on automatic exchanges see "How to Buy Shares--PIMCO Funds Auto-Exchange" above.

How to Redeem

     Class A, Class B or Class C shares may be redeemed through a participating broker, by telephone, by submitting a written redemption request directly to the Transfer Agent (for non-broker accounts), or through an Automatic Withdrawal Plan or PIMCO Funds Fund Link.

     A CDSC may apply to a redemption of Class A, Class B or Class C shares. See "Alternative Purchase Arrangements" above. Shares are redeemed at their net asset value next determined after a redemption request has been received as described below, less any applicable CDSC. There is no charge by the Distributor (other than an applicable CDSC) with respect to a redemption; however, a participating broker who processes a redemption for an investor may charge customary commissions for its services (which may vary). Dealers and other financial services firms are obligated to transmit orders promptly. Requests for redemption received by dealers or other firms prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on a regular business day and received by the Distributor prior to the close of the Distributor's business day will be confirmed at the net asset value effective at the closing of the Exchange on that day, less any applicable CDSC.

     Other than an applicable CDSC, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial intermediary, that firm may charge you a commission or other fee for processing your redemption request.

     Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payments for more than seven days, as permitted by law.

Direct Redemption

     A shareholder's original account application permits the shareholder to redeem by written request and by telephone (unless the shareholder specifically elects not to utilize telephone redemptions) and to elect one or more of the additional redemption procedures described below. A shareholder may change the instructions indicated on his original account application, or may request additional redemption options, only by transmitting a written direction to the Transfer Agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.

     Redemption proceeds will normally be mailed to the redeeming shareholder within seven days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer.

Written Requests

     To redeem shares in writing (whether or not represented by certificates), a shareholder must send the following items to the Transfer Agent, PFPC, Inc., P.O. Box 9688, Providence, RI 02940-0926.

     (1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent's records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

     (2) for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under "How to Buy Shares--Signature Guarantee";

     (3) any share certificates issued for any of the shares to be redeemed (see "Certificated Shares" below); and

     (4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record.

     Transfers of shares are subject to the same requirements. A signature guarantee is not required for a redemption requested by and payable to all shareholders of record for the account that is to be sent to the address of record for that account. To avoid delay in redemption or transfer, shareholders having any questions about these requirements should contact the Transfer Agent in writing or call the Distributor at 1-800-426-0107 before submitting a request. Redemption or transfer requests will not be honored until all required documents have been completed by the shareholder and received by the Transfer Agent. This redemption option does not apply to shares held in broker "street name" accounts. Shareholders whose shares are held in broker "street name" accounts must redeem through their broker.

     If the proceeds of the redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent's records or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described above, except that the Distributor may waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

Telephone Redemptions

     Each Trust accepts telephone requests for redemption of uncertificated shares, except for investors who have specifically declined telephone redemption privileges on the account application or elected in writing not to utilize telephone redemptions. The proceeds of a telephone redemption will be sent to the record shareholder at his record address. Changes in account information must be made in a written authorization with a signature guarantee. See "How to Buy Shares--Signature Guarantee." Telephone redemptions will not be accepted during the 30-day period following any change in an account's record address. This redemption option does not apply to shares held in broker "street name" accounts. Shareholders whose shares are held in broker "street name" accounts must redeem through their broker.

     By completing an account application, an investor agrees that the applicable Trust, the Distributor and the Transfer Agent shall not be liable for any loss incurred by the investor by reason of the Trust accepting unauthorized telephone redemption requests for his account if the Trust reasonably believes the instructions to be genuine. Thus, shareholders risk possible losses in the event of a telephone redemption not authorized by them. Each Trust may accept telephone redemption instructions from any person identifying himself as the owner of an account or the owner's broker where the owner has not declined in writing to utilize this service. Each Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. Each Trust will require a form of personal identification prior to acting on a caller's telephone instructions, will provide written confirmations of such transactions and will record telephone instructions.

     A shareholder making a telephone redemption should call the Distributor at 1-800-426-0107 and state (i) the name of the shareholder as it appears on the Transfer Agent's records, (ii) his account number with the Trust, (iii) the amount to be withdrawn and (iv) the name of the person requesting the redemption. Usually the proceeds are sent to the investor on the next Trust business day after the redemption is effected, provided the redemption request is received prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange that day. If the redemption request is received after the close of the New York Stock Exchange, the redemption is effected on the following Trust business day at that day's net asset value and the proceeds are usually sent to the investor on the second following Trust business day. Each Trust reserves the right to terminate or modify the telephone redemption service at any time. During times of severe disruptions in the securities markets, the volume of calls may make it difficult to redeem by telephone, in which case a shareholder may wish to send a written request for redemption as described under "Written Requests" above. Telephone communications may be recorded by the Distributor or the Transfer Agent.

Fund Link Redemptions

     If a shareholder has established Fund Link, the shareholder may redeem shares by telephone and have the redemption proceeds sent to a designated account at a financial institution. Fund Link is normally established within 45 days of receipt of a Fund Link application by the Transfer Agent. To use Fund Link for redemptions, call the Distributor at 1-800-426-0107. Subject to the limitations set forth above under "Telephone Redemptions," the Distributor, a Trust and the Transfer Agent may rely on instructions by any registered owner believed to be genuine and will not be responsible to any shareholder for any loss, damage or expense arising out of such instructions. Requests received by the Transfer Agent prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on a business day will be processed at the net asset value on that day and the proceeds (less any CDSC) will normally be sent to the designated bank account on the following business day and received by the bank on the second or third business day. If the redemption request is received after the close of regular trading on the New York Stock Exchange, the redemption is effected on the following business day. Shares purchased by check may not be redeemed through Fund Link until such shares have been owned (i.e., paid for) for at least 15 days. Fund Link may not be used to redeem shares held in certificated form.

     Changes in bank account information must be made by completing a new Fund Link application, signed by all owners of record of the account, with all signatures guaranteed. See "How to Buy Shares--Signature Guarantee." See "How to Buy Shares--PIMCO Funds Fund Link" for information on establishing the Fund Link privilege. Either Trust may terminate the Fund Link program at any time without notice to its shareholders. This redemption option does not apply to shares held in broker "street name" accounts. Shareholders whose shares are held in broker "street name" accounts must redeem through their broker.

PIMCO Funds Automated Telephone System

     PIMCO Funds Automated Telephone System ("ATS") is an automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone telephone. ATS may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN) by calling the special ATS number: 1-800-223-2413.

Purchasing   Shares.   You  may   purchase   shares  by   telephone  by  calling
1-800-223-2413. You must have established ATS privileges to link your bank account with the Fund to pay for these purchases.

Exchanging Shares. With the PIMCO Funds Exchange Privilege, you can exchange shares automatically by telephone from your Fund Link Account to another PIMCO Funds account you have already established by calling 1-800-223-2413. Please refer to "Exchange Privilege" for details.

Redemptions. You may redeem shares by telephone automatically by calling 1-800-223-2413 and the Fund will send the proceeds directly to your Fund bank account. Please refer to "How to Redeem" for details.

Expedited Wire Transfer Redemptions

     If a shareholder has given authorization for expedited wire redemption, shares can be redeemed and the proceeds sent by federal wire transfer to a single previously designated bank account. Requests received by a Trust prior to the close of the New York Stock Exchange will result in shares being redeemed that day at the next determined net asset value (less any CDSC). Normally the proceeds will be sent to the designated bank account the following business day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by the applicable Trust for up to 7 days if the Distributor deems it appropriate under then current market conditions. Once authorization is on file with a Trust, such Trust will honor requests by any person identifying himself as the owner of an account or the owner's broker by telephone at 1-800-426-0107 or by written instructions. A Trust cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder's bank. Neither Trust currently charges for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's bank. The minimum amount that may be wired is $2,500. Each Trust reserves the right to change this minimum or to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until such shares have been owned (i.e., paid for) for at least 15 days. Expedited wire transfer redemptions may be authorized by completing a form available from the Distributor. Wire redemptions may not be used to redeem shares in certificated form. To change the name of the single bank account designated to receive wire redemption proceeds, it is necessary to send a written request with signatures guaranteed to PIMCO Funds Distributors LLC, P.O. Box 9688,
Providence, RI 02940-0926. See "How to Buy Shares--Signature Guarantee." This redemption option does not apply to shares held in broker "street name" accounts. Shareholders whose shares are held in broker "street name" accounts must redeem through their broker.

Certificated Shares

     To redeem shares for which certificates have been issued, the certificates must be mailed to or deposited with the applicable Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under "How to Buy Shares--Signature Guarantee." Further documentation may be requested from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians ("institutional account owners"). The redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Automatic Withdrawal Plan

     An investor who owns or buys shares of a Fund having a net asset value of $10,000 or more may open an Automatic Withdrawal Plan and have a designated sum of money (not less than $100 per Fund) paid monthly (or quarterly) to the investor or another person. Such a plan may be established by completing the appropriate section of the account application or by obtaining an Automatic Withdrawal Plan application from the Distributor or your broker. If an Automatic Withdrawal Plan is set up after the account is established providing for payment to a person other than the record shareholder or to an address other than the address of record, a signature guarantee is required. See "How to Buy Shares--Signature Guarantee." In the case of Uniform Gifts to Minors or Uniform Transfers to Minors accounts, the application must state that the proceeds will be for the beneficial interest of the minor. Class A, Class B and Class C shares of any Fund are deposited in a plan account and all distributions are reinvested in additional shares of the particular class of the Fund at net asset value. Shares in a plan account are then redeemed at net asset value (less any applicable CDSC) to make each withdrawal payment. Any applicable CDSC may be waived for certain redemptions under an Automatic Withdrawal Plan. See "Alternative Purchase Arrangements--Waiver of Contingent Deferred Sales Charges."

     Redemptions for the purpose of withdrawals are ordinarily made on the business day selected by the investor at that day's closing net asset value. Checks are normally mailed on the following business day. If the date selected by the investor falls on a weekend or holiday, the Transfer Agent will normally process the redemption on the preceding business day. Payment will be made to any person the investor designates; however, if the shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to the designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with an Automatic Withdrawal Plan may result in a gain or loss for tax purposes. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous to the investor because of the CDSC that may become payable on such withdrawals in the case of Class A, Class B or Class C shares and because of the initial sales charge in the case of Class A and Class C shares. For this reason, the minimum investment accepted for a Fund while an Automatic Withdrawal Plan is in effect for that Fund is $1,000, and an investor may not maintain a plan for the accumulation of shares of the Fund (other than through reinvestment of distributions) and an Automatic Withdrawal Plan at the same time. The Trust or the Distributor may terminate or change the terms of the Automatic Withdrawal Plan at any time.

     Because the Automatic Withdrawal Plan may involve invasion of capital, investors should consider carefully with their own financial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Trust and the Distributor make no recommendations or representations in this regard.

Redemptions In Kind

     Each Trust agrees to redeem shares of its Funds solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, each Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that shares would ever be redeemed in kind. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.


PIMCO Funds

PIMCO Funds Distributors LLC
2187 Atlantic Street
Stamford, CT  06902-6896
1-800-426-0107



PART C.  OTHER INFORMATION

Item 23. Exhibits

     (a)  (1)  Declaration of Trust of Registrant/7/

          (2)  Form of Amendment to Declaration of Trust/16/

          (3)  Form of Amended and Restated Declaration of Trust/21/

          (4)  Form of Amended and Restated  Establishment  and  Designation  of
               Series of Shares of Beneficial Interest/8/

          (5)  Form of  Establishment  and  Designation  of  Series of Shares of
               Beneficial Interest Relating to Long Duration Fund/11/

          (6)  Form of  Establishment  and  Designation  of  Series of Shares of
               Beneficial Interest Relating to Convertible Bond Fund/12/

          (7)  Form of  Establishment  and  Designation  of  Series of Shares of
               Beneficial  Interest  Relating to Low  Duration  Municipal  Bond,
               California  Intermediate Municipal Bond and New York Intermediate
               Municipal Bond Funds/15/

          (8)  Form of  Establishment  and  Designation  of  Classes J and Class
               K/16/

          (9)  Form of  Establishment  and  Designation  of  Series of Shares of
               Beneficial Interest Relating to Loan Obligation Fund/16/

          (10) Form of Amended  Designation of Series Relating to Short Duration
               Municipal Income Fund/16/

          (11) Form of  Establishment  and  Designation  of  Series of Shares of
               Beneficial   Interest  Relating  to  the  PIMCO  Private  Account
               Portfolios/17/

          (12) Form of  Establishment  and  Designation  of  Series of Shares of
               Beneficial   Interest   Relating   to  the   Real   Return   Bond
               Portfolio/17/

          (13) Form of  Amended  Designation  of  Series  Relating  to the  U.S.
               Government Sector, U.S. Government Sector II, Mortgage,  Mortgage
               II, Investment Grade Corporate,  Select  Investment,  High Yield,
               International and Emerging Markets Portfolios/17/

          (14) Form of  Establishment  and  Designation  of  Series of Shares of
               Beneficial  Interest  Relating to Investment Grade Corporate Bond
               Fund/19/

          (15) Form of  Establishment  and  Designation  of  Series of Shares of
               Beneficial  Interest Relating to PIMCO California  Municipal Bond
               Fund and PIMCO Short-Term Emerging Markets Portfolio/20/

          (16) Form of  Establishment  and  Designation  of  Series of Shares of
               Beneficial  Interest  Relating  to  PIMCO  European   Convertible
               Fund/23/

          (17) Form of  Establishment  and  Designation  of  Series of Shares of
               Beneficial  Interest  Relating to PIMCO  Asset-Backed  Securities
               Portfolio and PIMCO Asset-Backed Securities Portfolio II/23/

          (18) Form of  Establishment  and  Designation  of  Series of Shares of
               Beneficial  Interest Relating to the Real Return Fund II and Real
               Return Asset Fund/25/

          (19) Form of  Establishment  and  Designation  of  Series of Shares of
               Beneficial Interest Relating to the PIMCO Liquid Assets Fund/27/

     (b)  Form of By-laws of Registrant/7/

     (c)  Not applicable

     (d)  (1)  Form of Investment Advisory Contract/7/

          (2)  Form of Amendment to Investment Advisory Contract/7/

          (3)  Form of Supplement to Investment  Advisory  Contract  Relating to
               StocksPLUS Short Strategy Fund/2/

          (4)  Form of Supplement to Investment  Advisory  Contract  Relating to
               Balanced Fund/3/

          (5)  Form of Supplement to Investment  Advisory  Contract  Relating to
               Global Bond Fund II/5/

          (6)  Form of Supplement to Investment  Advisory  Contract  Relating to
               Real Return Bond Fund/5/

          (7)  Form of Supplement to Investment  Advisory  Contract  Relating to
               Low Duration Mortgage Fund, Total Return Mortgage Fund,  Emerging
               Markets Bond Fund, and Emerging Markets Bond Fund II/6/

          (8)  Form of Supplement to Investment  Advisory  Contract  Relating to
               Municipal Bond Fund /9/

          (9)  Form of Supplement to Investment  Advisory  Contract  Relating to
               Long Duration Fund/11/

          (10) Form of Supplement to Investment  Advisory  Contract  Relating to
               Convertible Fund/13/

          (11) Form of Supplement to Investment  Advisory  Contract  Relating to
               Low Duration Municipal Bond,  California  Intermediate  Municipal
               Bond and New York Municipal Bond Funds/15/

          (12) Form of Supplement to Investment  Advisory  Contract  Relating to
               PIMCO Private Account Portfolios/17/

          (13) Form of Investment Advisory Contract/20/

          (14) Form of Supplement to Investment  Advisory  Contract  Relating to
               PIMCO  California   Municipal  Bond  Fund  and  PIMCO  Short-Term
               Emerging Markets Portfolio/20/

          (15) Form of Supplement to Investment  Advisory  Contract  Relating to
               Loan Obligation Fund/21/

          (16) Form of Supplement to Investment  Advisory  Contract  Relating to
               PIMCO European Convertible Fund/23/

          (17) Form of Supplement to Investment  Advisory  Contract  Relating to
               PIMCO  Asset-Backed  Securities  Portfolio and PIMCO Asset-Backed
               Securities Portfolio II/23/

          (18) Form of Supplement to Investment Advisory Contract Relating to the Real Return Fund II and Real Return Asset Fund/25/

          (19) Form of Supplement to Investment  Advisory  Contract  Relating to
               PIMCO Liquid Assets Fund/27/

     (e)  (1)  Form of Amended and Restated Distribution Contract/14/

          (2)  Form of Supplement to Amended and Restated  Distribution Contract
               Relating to Low Duration Municipal Bond, California  Intermediate
               Municipal Bond and New York Intermediate Municipal Bond Funds/15/

          (3)  Form of Japan Dealer Sales Contract/14/

          (4)  Form of Supplement to Amended and Restated  Distribution Contract
               Relating to PIMCO Private Account Portfolios/17/

          (5)  Form of Distribution Contract/21/

          (6)  Form of Supplement  to  Distribution  Contract  Relating to PIMCO
               California  Municipal  Bond  Fund and PIMCO  Short-Term  Emerging
               Markets Portfolio/21/

          (7)  Form of Supplement  to  Distribution  Contract  Relating to PIMCO
               European Convertible Fund/23/

          (8)  Form of Supplement  to  Distribution  Contract  Relating to PIMCO
               Asset-Backed   Securities   Portfolio   and  PIMCO   Asset-Backed
               Securities Portfolio II/23/

          (9)  Form of Supplement to Distribution  Contract Relating to the Real
               Return Fund II and Real Return Asset Fund/25/

          (10) Form of Supplement  to  Distribution  Contract  Relating to PIMCO
               Liquid Assets Fund/27/

     (f)  Not applicable

     (g)  Form of Custody and Investment Accounting Agreement /14/

     (h)  (1)  Form of Amended and  Restated  Administration  Agreement /9/

          (2)  Form  of  Supplement  to  Amended  and  Restated   Administration
               Agreement relating to Long Duration Fund/11/

          (3)  Form  of  Supplement  to  Amended  and  Restated   Administration
               Agreement Relating to Convertible Bond Fund/13/

          (4)  Form  of  Supplement  to  Amended  and  Restated   Administration
               Agreement Relating to Class J and Class K Shares/14/

          (5)  Form  of  Supplement  to  Amended  and  Restated   Administration
               Agreement  Relating to Low Duration  Municipal  Bond,  California
               Intermediate  Municipal Bond and New York Intermediate  Municipal
               Bond Funds/15/

          (6)  Form  of  Supplement  to  Amended  and  Restated   Administration
               Agreement Relating to PIMCO Private Account Portfolios/17/

          (7)  Form of Second Amended and Restated Administration Agreement/21/

          (8)  Form of Supplement to Second Amended and Restated  Administration
               Agreement  Relating to PIMCO  California  Municipal Bond Fund and
               PIMCO Short-Term Emerging Markets Portfolio/21/

          (9)  Form of Supplement to Second Amended and Restated  Administration
               Agreement Relating to Loan Obligation Fund/21/

          (10) Form of Supplement to Second Amended and Restated  Administration
               Agreement Relating to PIMCO European Convertible Fund/23/

          (11) Form of Supplement to Second Amended and Restated  Administration
               Agreement Relating to PIMCO Asset-Backed Securities Portfolio and
               PIMCO Asset-Backed Securities Portfolio II/23/

          (12) Form of Supplement to Second Amended and Restated  Administration
               Agreement  Relating  to the Real  Return  Fund II and Real Return
               Asset Fund /25/

          (13) Form of Supplement to Second Amended and Restated  Administration
               Agreement Relating to PIMCO Liquid Assets Fund/27/

          (14) Form of Shareholder Servicing Agreement/9/

          (15) Form of Transfer Agency Agreement/7/

          (16) Form of Transfer  Agency  Agreement  with  Shareholder  Services,
               Inc./1/

     (i)  Consent of Counsel/26/

     (j)  Consent of PricewaterhouseCoopers LLP/26/

     (k)  Not applicable

     (l)  Not applicable

     (m)  (1)  Form of  Distribution  and  Servicing  Plan for  Class A Shares/4/

          (2)  Form of Distribution and Servicing Plan for Class B Shares/4/

          (3)  Form of Distribution and Servicing Plan for Class C Shares/4/

          (4)  Form of Amended and Restated Distribution Plan for Administrative
               Class Shares/7/

          (5)  Form of Amended and  Restated  Administrative  Services  Plan for
               Administrative Class Shares/7/

          (6)  Form of Distribution and Servicing Plan for Class J Shares/14/

          (7)  Form of Distribution and Servicing Plan for Class K Shares/14/

     (n) (1) Form of Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3/14/

          (2)  Form of Second Amended and Restated  Multi-Class Plan adopted pursuant to Rule 18f-3 /25/

     (p)  (1)  Form of Code of Ethics for the Registrant/21/

          (2)  Form of Code of Ethics for PIMCO/21/

          (3)  Form of Code of Ethics for PIMCO Funds Distributors LLC/22/

     *    Form of Power of Attorney/21/

_____________________
     /1/ Filed with Post Effective Amendment No. 33 to the Registration Statement of PIMCO Advisors Funds (File No. 2-87203) on November 30, 1995.

     /2/  Filed with Post-Effective Amendment No. 27 on January 16, 1996.

     /3/  Filed with Post-Effective Amendment No. 28 on April 1, 1996.

     /4/ Filed with Registration Statement on Form N-14 (File No. 333-12871) on September 27, 1996.

     /5/  Filed with Post Effective Amendment No. 33 on January 13, 1997.

     /6/  Filed with Post-Effective Amendment No. 36 on July 11, 1997.

     /7/  Filed with Post-Effective Amendment No. 37 on November 17, 1997.

     /8/  Filed with Post-Effective Amendment No. 39 on January 15, 1998.

     /9/  Filed with Post-Effective Amendment No. 40 on March 13, 1998.

     /10/ Filed with Post-Effective Amendment No. 41 on July 31, 1998.

     /11/ Filed with Post-Effective Amendment No. 42 on September 11, 1998.

     /12/ Filed with Post-Effective Amendment No. 43 on January 15, 1999.

     /13/ Filed with Post-Effective Amendment No. 44 on April 2, 1999.

     /14/ Filed with Post-Effective Amendment No. 45 on May 26, 1999.

     /15/ Filed with Post-Effective Amendment No. 46 on June 17, 1999.

     /16/ Filed with Post-Effective Amendment No. 50 on October 1, 1999.

     /17/ Filed with Amendment No. 55 to the  Registration  Statement  under the
          Investment Company Act of 1940 on October 8, 1999.

     /18/ Filed with Post-Effective Amendment No. 51 on October 22, 1999.

     /19/ Filed with Post-Effective Amendment No. 52 on December 15, 1999.

     /20/ Filed with Amendment No. 61 to the  Registration  Statement  under the
          Investment Company Act of 1940 on May 16, 2000.

     /21/ Filed with Post-Effective Amendment No. 54 on May 18, 2000.

     /22/ Filed with Post-Effective Amendment No. 55 on August 1, 2000.

     /23/ Filed with Post-Effective Amendment No. 57 on August 31, 2000.

     /24/ Filed with Post-Effective Amendment No. 58 on September 29, 2000.

     /25/ Filed with Post-Effective Amendment No. 60 on May 17, 2001.

     /26/ Filed with Post-Effective Amendment No. 61 on July 31, 2001.

     /27/ Filed with Post-Effective Amendment No. 62 on September 20, 2001.

Item 24. Persons Controlled by or Under Common Control With Registrant

          No  person  is  controlled  by  or  under  common   control  with  the
          Registrant.

Item 25. Indemnification

          Reference is made to Article IV of the Registrant's Declaration of Trust, which was filed with the Registrant's initial Registration Statement.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 26. Business and Other Connections of Investment Adviser

          The directors and officers of PIMCO and their business and other connections are as follows:

Name                                    Business and Other Connections

Arnold, Tamara J.                       Executive Vice President, PIMCO and PIMCO Management, Inc.

Asay, Michael R.                        Senior Vice President, PIMCO and PIMCO Management, Inc.

Baker, Brian P.                         Senior Vice President, PIMCO, PIMCO Management, Inc. and PIMCO Global
                                        Advisors (Singapore) Limited.

Bass, Shannon                           Senior Vice President, PIMCO and PIMCO Management, Inc.

Beaumont, Stephen B.                    Vice President, PIMCO and PIMCO Management, Inc.

Benz, William R. II                     Managing Director, Executive Committee Member, PIMCO; Director and Managing
                                        Director, PIMCO Management, Inc.; Member of PIMCO Partners LLC.

Bhansali, Vineer                        Executive Vice President, PIMCO and PIMCO Management, Inc.

Bishop, Gregory A.                      Senior Vice President, PIMCO and PIMCO Management, Inc.; Vice President,
                                        PIMCO Variable Insurance Trust.

Borneleit, Adam                         Vice President, PIMCO and PIMCO Management, Inc.

Brown, Eric                             Vice President, PIMCO and PIMCO Management, Inc.; Assistant Treasurer, the
                                        Trust, PIMCO Variable Insurance Trust, and PIMCO Commercial Mortgage
                                        Securities Trust, Inc.

Brynjolfsson, John B.                   Executive Vice President, PIMCO and PIMCO Management, Inc.

Burns, R. Wesley                        Managing Director, PIMCO.  Director and Managing Director, PIMCO Management,
                                        Inc.; Member of PIMCO Partners LLC.  President and Trustee of the Trust and
                                        PIMCO Variable Insurance Trust; President and Director of PIMCO Commercial
                                        Mortgage Securities Trust, Inc.; Director, PIMCO Funds: Global Investors
                                        Series plc and PIMCO Global Advisors (Ireland) Limited.

Callin, Sabrina C.                      Vice President, PIMCO and PIMCO Management, Inc.

Clark, Marcia K.                        Vice President, PIMCO and PIMCO Management, Inc.

Conseil, Cyrille                        Senior Vice President, PIMCO and PIMCO Management, Inc.

Cummings, Doug                          Vice President, PIMCO and PIMCO Management, Inc.

Cupps, Wendy W.                         Executive Vice President, PIMCO and PIMCO Management, Inc.

Dada, Suhail                            Vice President, PIMCO and PIMCO Management, Inc.

Dawson, Craig                           Vice President, PIMCO and PIMCO Management, Inc.

Dialynas, Chris                         Managing Director, PIMCO; Director and Managing Director,  PIMCO Management,
                                        Inc.; Member of PIMCO Partners LLC.

Dorff, David J.                         Vice President, PIMCO and PIMCO Management, Inc.

Dow, Michael G.                         Senior Vice President, PIMCO, PIMCO Management, Inc. and the Trust.

Dunn, Anita                             Vice President, PIMCO and PIMCO Management, Inc.

Durn, Sandra                            Senior Vice President, PIMCO and PIMCO Management, Inc.

Easterday, Jeri                         Vice President, PIMCO and PIMCO Management, Inc.

El-Erian, Mohamed A.                    Managing Director, PIMCO; Director and Managing Director, PIMCO Management,
                                        Inc.

Estep, Bret W.                          Vice President, PIMCO and PIMCO Management, Inc.

Ettl, Robert A.                         Executive Senior Vice President, PIMCO and PIMCO Management, Inc.

Evans, Stephanie D.                     Vice President, PIMCO and PIMCO Management, Inc.

Feingold, Andrea S.                     Executive Vice President, PIMCO and PIMCO Management, Inc.

Fisher, Marcellus                       Vice President, PIMCO and PIMCO Management, Inc.

Fitzgerald, Robert M.                   Chief Financial Officer and Treasurer, PIMCO, PIMCO Management, Inc.,
                                        Cadence Capital Management, Inc., NFJ Investment Group, NFJ Management,
                                        Inc., Parametric Portfolio Associates, Parametric Management Inc.,
                                        StocksPLUS Management Inc. and PIMCO Funds Distributors LLC; Chief Financial
                                        Officer and Assistant Treasurer, Cadence Capital Management; Director,
                                        Senior Vice President and Chief Financial Officer, Oppenheimer Group, Inc.;
                                        Chief Financial Officer and Senior Vice President, PIMCO Advisors; Chief
                                        Financial Officer, PIMCO Global Advisors LLC.

Fournier, Joe                           Vice President, PIMCO and PIMCO Management, Inc.

Foulke, Steve A.                        Senior Vice President, PIMCO and PIMCO Management, Inc.

Frisch, Ursula T.                       Senior Vice President, PIMCO and PIMCO Management, Inc.

Garbuzov, Yuri P.                       Vice President, PIMCO and PIMCO Management, Inc.

Gleason, G. Steven                      Vice President, PIMCO and PIMCO Management, Inc.

Goldman, Stephen S.                     Vice President, PIMCO and PIMCO Management, Inc.

Graber, Greg                            Vice President, PIMCO and PIMCO Management, Inc.

Gross, William H.                       Managing Director and Executive Committee Member, PIMCO; Director and
                                        Managing Director, PIMCO Management, Inc.; Director and Vice President,
                                        StocksPLUS Management, Inc.; Senior Vice President of the Trust and PIMCO
                                        Variable Insurance Trust; Member of Management Board, PIMCO Advisors; Member
                                        of PIMCO Partners LLC.

Hague, John L.                          Managing Director, PIMCO; Director and Managing Director, PIMCO Management,
                                        Inc.; Member of PIMCO Partners LLC.

Hally, Gordon C.                        Executive Vice President, PIMCO and PIMCO Management, Inc.

Hamalainen, Pasi M.                     Managing Director, PIMCO; Director and Managing Director,  PIMCO Management,
                                        Inc.

Hardaway, John P.                       Senior Vice President, PIMCO and PIMCO Management, Inc.; Treasurer, the
                                        Trust, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable
                                        Insurance Trust and PIMCO Funds: Multi-Manager Series.

Harris, Brent R.                        Managing Director and Executive Committee Member, PIMCO; Director and
                                        Managing Director, PIMCO Management, Inc.; Director and Vice President,
                                        StocksPLUS Management, Inc.; Trustee and Chairman of the Trust and PIMCO
                                        Variable Insurance Trust; Director and Chairman, PIMCO Commercial Mortgage
                                        Securities Trust, Inc.; Member of Management Board and Executive Committee,
                                        PIMCO Advisors; Member of PIMCO Partners LLC.

Hart, Phillip                           Vice President, PIMCO, PIMCO Management, Inc., and PIMCO Global Advisors
                                        (Sydney) Limited.

Harumi, Kazunori                        Vice President, PIMCO, PIMCO Management, Inc., and PIMCO Global Advisors
                                        (Japan) Limited.

Hayes, Raymond C.                       Vice President, PIMCO, PIMCO Management, Inc. and the Trust.

Hinman, David C.                        Executive Vice President, PIMCO and PIMCO Management, Inc.

Hodge, Douglas M.                       Executive Vice President, PIMCO and PIMCO Management, Inc.

Holden, Brent L.                        Managing Director, PIMCO; Director and Managing Director, PIMCO Management,
                                        Inc.

Holloway, Dwight F., Jr.                Senior Vice President, PIMCO, PIMCO Management, Inc. and PIMCO Global
                                        Advisors (Europe) Limited.

Hudoff, Mark                            Senior Vice President, PIMCO, PIMCO Management, Inc., and PIMCO Global
                                        Advisors (Munich) Limited.

Hudson, James                           Vice President, PIMCO, PIMCO Management, Inc. and PIMCO Global Advisors
                                        (London) Limited.

Isberg, Margaret E.                     Managing Director, PIMCO; Director and Managing Director, PIMCO Management,
                                        Inc.; Senior Vice President of the Trust.

Ivascyn, Daniel J.                      Vice President, PIMCO and PIMCO Management, Inc.

Jacobs, Lew W.                          Senior Vice President, PIMCO and PIMCO Management, Inc.

Kelleher III, Thomas J.                 Vice President, PIMCO, PIMCO Management, Inc. and the Trust.

Keller, James M.                        Executive Vice President, PIMCO and PIMCO Management, Inc.

Kendrick, Karen                         Vice President, PIMCO and PIMCO Management, Inc.

Kennedy, Raymond G., Jr.                Executive Vice President, PIMCO and PIMCO Management, Inc.

Kido, Mashiro                           Vice President, PIMCO, PIMCO Management, Inc., and PIMCO Global Advisors
                                        (Japan) Limited.

Kiesel, Mark R.                         Senior Vice President, PIMCO and PIMCO Management, Inc.

Kirkbaumer, Steven P.                   Vice President, PIMCO, PIMCO Management, Inc. and PIMCO Variable Insurance
                                        Trust.

Koba, Toshio                            Vice President, PIMCO, PIMCO Management, Inc., and PIMCO Global Advisors
                                        (Japan) Limited.

Lackey, W. M. Reese                     Vice President, PIMCO and PIMCO Management, Inc.

Larsen, Henrik P.                       Vice President and Manager, Fund Administration, PIMCO. Vice President, the
                                        Trust, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable
                                        Insurance Trust and PIMCO Funds: Multi-Manager Series.

Lee, David                              Vice President, PIMCO and PIMCO Management, Inc.

Lindgren, Peter                         Senior Vice President, PIMCO, PIMCO Management, Inc., and PIMCO Global
                                        Advisors (London) Limited.

Loftus, John S.                         Managing Director, PIMCO; Director and Managing Director, PIMCO Management,
                                        Inc.; Senior Vice President of the Trust; Vice President and Assistant
                                        Secretary, StocksPLUS Management, Inc.

Lown, David                             Senior Vice President, PIMCO and PIMCO Management, Inc.

Ludwig, Jeff                            Senior Vice President, PIMCO and PIMCO Management, Inc.

Makinoda, Naoto                         Vice President, PIMCO, PIMCO Management, Inc., and PIMCO Global Advisors
                                        (Japan) Limited.

Mallegol, Andre J.                      Vice President, PIMCO, PIMCO Management, Inc. and the Trust.

Mariappa, Sudesh N.                     Executive Vice President, PIMCO and PIMCO Management, Inc.

Martin, Scott W.                        Vice President, PIMCO and PIMCO Management, Inc.

Martini, Michael E.                     Senior Vice President, PIMCO and PIMCO Management, Inc.

Mather, Scott A.                        Executive Vice President, PIMCO and PIMCO Management, Inc.; Senior Vice
                                        President, PIMCO Commercial Mortgage Securities Trust, Inc.

McCray, Mark V.                         Executive Vice President, PIMCO and PIMCO Management, Inc.

McCulley, Paul A.                       Managing Director, PIMCO; Director and Managing Director, PIMCO Management,
                                        Inc.

McDevitt, Joseph E.                     Executive Vice President, PIMCO and PIMCO Management, Inc.; Director and
                                        Chief Executive Officer, PIMCO Global Advisors (Europe) Limited.

Meiling, Dean S.                        Managing Director, PIMCO; Director and Managing Director, PIMCO Management,
                                        Inc.; Vice President, PIMCO Commercial Mortgage Securities Trust, Inc.;
                                        Director, PIMCO Funds: Global Investors Series plc and PIMCO Global Advisors
                                        (Ireland) Limited; Member, PIMCO Partners LLC.

Metsch, Mark E.                         Vice President, PIMCO and PIMCO Management, Inc.

Mewbourne, Curtis                       Senior Vice President, PIMCO and PIMCO Management, Inc.

Miller, John                            Vice President, PIMCO and PIMCO Management, Inc.

Millimet, Scott                         Vice President, PIMCO, PIMCO Management, Inc. and the Trust.

Mitchell, Gail                          Vice President, PIMCO and PIMCO Management, Inc.

Moll, Jonathan D.                       Senior Vice President, PIMCO and PIMCO Management, Inc.

Monson, Kirsten S.                      Executive Vice President, PIMCO and PIMCO Management, Inc.

Muzzy, James F.                         Managing Director, PIMCO; Director and Managing Director, PIMCO Management,
                                        Inc.; Director and Vice President, StocksPLUS Management, Inc.; Senior Vice
                                        President, PIMCO Variable Insurance Trust; Member of PIMCO Partners LLC.;
                                        Vice President of the Trust.

Nercessian, Terry                       Vice President, PIMCO and PIMCO Management, Inc.

Norris, John                            Vice President, PIMCO and PIMCO Management, Inc.

Nguyen, Vinh T.                         Controller, PIMCO; Vice President and Controller, PIMCO Advisors, Cadence
                                        Capital Management, Inc., NFJ Management, Inc., Parametric Management, Inc.,
                                        StocksPLUS Management, Inc., PIMCO Funds Distributors LLC, PIMCO Management,
                                        Inc., PIMCO Global Advisors LLC.

O'Connell, Gillian                      Vice President, PIMCO, PIMCO Management, Inc., and PIMCO Global Advisors
                                        (London) Limited.

O'Keefe, R. Ian                         Vice President, PIMCO and PIMCO Management, Inc.

Okamura, Shigeki                        Vice President, PIMCO, PIMCO Management, Inc., and PIMCO Global Advisors
                                        (Japan) Limited.

Ongaro, Douglas J.                      Vice President, PIMCO, PIMCO Management, Inc. and the Trust.

Otterbein, Thomas J.                    Executive Vice President, PIMCO and PIMCO Management, Inc.

Palghat, Kumar N.                       Senior Vice President, PIMCO, PIMCO Management, Inc. and PIMCO Global
                                        Advisors (Australia) Limited.

Paulson, Bradley W.                     Senior Vice President, PIMCO and PIMCO Management, Inc.

Perez, Keith                            Vice President, PIMCO and PIMCO Management, Inc.

Phansalker, Mohan V.                    Executive Vice President, Senior Legal Officer and Assistant Secretary,
                                        PIMCO and PIMCO Management, Inc.; Vice President and Assistant Secretary,
                                        StocksPLUS Management, Inc.

Philipp, Elizabeth M.                   Senior Vice President, PIMCO and PIMCO Management, Inc.

Pittman, David J.                       Vice President, PIMCO, PIMCO Management, Inc. and the Trust.

Podlich, William F. III                 Managing Director, PIMCO; Director and Managing Director, PIMCO Management,
                                        Inc.; Member of Management Board, PIMCO Advisors; Member of PIMCO Partners
                                        LLC.

Porterfield, Mark                       Vice President, PIMCO and PIMCO Management, Inc.

Powers, William C.                      Managing Director and Executive Committee Member, PIMCO; Director and
                                        Managing Director, PIMCO Management, Inc.; Senior Vice President, PIMCO
                                        Commercial Mortgage Securities Trust, Inc.; Member of PIMCO Partners LLC.

Rappaport, Marcy                        Vice President, PIMCO and PIMCO Management, Inc.

Reimer, Ron                             Vice President, PIMCO and PIMCO Management, Inc.

Reisz, Paul W.                          Vice President, PIMCO and PIMCO Management, Inc.

Repoulis, Yiannis                       Vice President, PIMCO, PIMCO Management, Inc. and PIMCO Global Advisors
                                        (Europe) Limited.

Rodgerson, Carol                        Vice President, PIMCO and PIMCO Management, Inc.

Romano, Mark A.                         Vice President, PIMCO, PIMCO Management, Inc. and the Trust.

Roney, Scott L.                         Senior Vice President, PIMCO and PIMCO Management, Inc.; Director and Chief
                                        Executive Officer, PIMCO Global Advisors (Japan) Limited.

Rosiak, Jason                           Vice President, PIMCO and PIMCO Management, Inc.

Rowe, Cathy T.                          Vice President, PIMCO and PIMCO Management, Inc.

Ruthen, Seth R.                         Senior Vice President, PIMCO and PIMCO Management, Inc.

Sargent, Jeffrey M.                     Senior Vice President, PIMCO, PIMCO Management, Inc., and the Trust, PIMCO
                                        Funds: Multi-Manager Series, PIMCO Variable Insurance Trust, and PIMCO
                                        Commercial Mortgage Securities Trust, Inc.

Schmider, Ernest L.                     Managing Director and Secretary, PIMCO; Director, Managing Director and
                                        Secretary, PIMCO Management, Inc.; Secretary, PIMCO Partners LLC; Director
                                        and Assistant Secretary, StocksPLUS Management, Inc.; Senior Vice President,
                                        PIMCO Advisors.

Scholey, Leland T.                      Senior Vice President, PIMCO, PIMCO Management, Inc. and the Trust.

Schucking, Ivor                         Senior Vice President, PIMCO and PIMCO Management, Inc.

Schulist, Stephen O.                    Senior Vice President, PIMCO and PIMCO Management, Inc.

Scibisz, Iwona E.                       Vice President, PIMCO and PIMCO Management, Inc.

Seliga, Denise C.                       Senior Vice President, PIMCO and PIMCO Management, Inc.

Sellers, Devin                          Vice President, PIMCO and PIMCO Management, Inc.

Shaler, Tim                             Vice President, PIMCO and PIMCO Management, Inc.

Sheehy, Erica                           Vice President, PIMCO and PIMCO Management, Inc.

Simon, Scott                            Executive Vice President, PIMCO and PIMCO Management, Inc.

Telish, Christine                       Vice President, PIMCO and PIMCO Management, Inc.

Theodore, Kyle, J.                      Vice President, PIMCO and PIMCO Management, Inc.

Thomas, Lee R.                          Managing Director, PIMCO; Director and Managing Director,  PIMCO Management,
                                        Inc.; Member PIMCO Partners LLC.

Thompson, William S. Jr.                Chief Executive Officer, Managing Director and Executive Committee Member,
                                        PIMCO; Director, Managing Director and Chief Executive Officer, PIMCO
                                        Management, Inc.; Director and President, StocksPLUS Management, Inc.;
                                        Senior Vice President of PIMCO Variable Insurance Trust; Vice President of
                                        the Trust and PIMCO Commercial Mortgage Securities Trust, Inc.; Member of
                                        Management Board and Executive Committee Member, PIMCO Advisors; Member,
                                        President and Chief Executive Officer of PIMCO Partners LLC.

Thurston, Powell                        Vice President, PIMCO and PIMCO Management, Inc.

Trosky, Benjamin L.                     Managing Director, PIMCO; Director and Managing Director, PIMCO Management,
                                        Inc.; Senior Vice President, PIMCO Commercial Mortgage Securities Trust,
                                        Inc.; Member of Management Board, PIMCO Advisors; Member of PIMCO Partners
                                        LLC.

Tyson, Richard E.                       Senior Vice President, PIMCO and PIMCO Management, Inc.

Van de Zilver, Peter A.                 Vice President, PIMCO and PIMCO Management, Inc.

Van Heel, Marc                          Senior Vice President, PIMCO, PIMCO Management, Inc. and PIMCO Global
                                        Advisors (Europe) Limited.

Vick, Dave                              Vice President, PIMCO, PIMCO Management, Inc., and PIMCO Global Advisors
                                        (Sydney) Limited.

Weil, Richard M.                        Executive Vice President and Assistant Secretary, PIMCO, PIMCO Management,
                                        Inc., Cadence Capital Management, and PIMCO Funds Distributors LLC; General
                                        Counsel and Senior Vice President, PIMCO Advisors; Secretary, Cadence
                                        Capital Management, Inc. NFJ Management, Inc., Parametric Management, Inc.,
                                        NFJ Investment Group, Parametric Portfolio Associates, and StocksPLUS
                                        Management, Inc.; Vice President, PIMCO Funds: Multi-Manager Series; Senior
                                        Vice President, General Counsel and Assistant Secretary, PIMCO Global
                                        Advisors LLC; Senior Vice President and Assistant Secretary, PIMCO Global
                                        Advisors (Japan) Limited.

Willemsen, Mick                         Vice President, PIMCO and PIMCO Management, Inc.; Assistant Secretary, the
                                        Trust, PIMCO Variable Insurance Trust, and PIMCO Commercial Mortgage
                                        Securities Trust, Inc.

Wilson, John                            Senior Vice President, PIMCO, PIMCO Management, Inc. and PIMCO Global
                                        Advisors (Sydney) Limited.

Wilson, Susan                           Senior Vice President, PIMCO and PIMCO Management, Inc.

Wood, George H.                         Executive Vice President, PIMCO and PIMCO Management, Inc.

Wyman, Charles                          Executive Vice President, PIMCO and PIMCO Management, Inc.

Young, David                            Senior Vice President, PIMCO, PIMCO Management, Inc. and PIMCO Global
                                        Advisors (Europe) Limited.

Yu, Cheng-Yuan                          Vice President, PIMCO and PIMCO Management, Inc.

Zhu, Changhong                          Senior Vice President, PIMCO and PIMCO Management, Inc.

The address of PIMCO is 840 Newport Center Drive, Newport Beach, CA 92260.

The address of PIMCO Advisors L.P. is 800 Newport Center Drive, Newport Beach, CA 92660.

The address of PIMCO Funds Distributors LLC is 2187 Atlantic Street, Stamford, CT 06902.

Item 27. Principal Underwriters

(a) PIMCO Funds Distributors LLC (the "Distributor") serves as Distributor of Shares of the Trust. The Distributor also acts as the principal underwriter for PIMCO Funds: Multi-Manager Series. The Distributor is an indirect subsidiary of PIMCO Advisors L.P.

(b)

Name and Principal                       Positions and Offices                          Positions and Offices
 Business Address*                          with Underwriter                               with Registrant

Aarts, Erik M.                           Vice President                                         None

Andersen, Kiley                          Vice President                                         None

Brannan, Mike                            Vice President                                         None

Brennan, Deborah P.                      Vice President, Compliance Officer                     None

Brown, Matt                              Vice President                                         None

Bruce, Fred                              Senior Vice President                                  None

Burke, Martin                            Vice President                                         None

Bussard, Terry                           Vice President                                         None

Cahill, Paul                             Vice President                                         None

Clark, Timothy R.                        Executive Vice President                               None

Cotton, Lesley                           Vice President                                         None

Coyne, Patrick                           Vice President                                         None

Crean, Kelly                             Vice President                                         None

DeNicolo, Paul                           Vice President                                         None

Fessel, Jonathan P.                      Vice President                                         None

Fitzgerald, Robert M.                    Chief Financial Officer and Treasurer                  None

Gallagher, Michael J.                    Vice President                                         None

Gengo, Joseph                            Vice President                                         None

Gray, Ronald H.                          Vice President                                         None

Hally, Dan                               Vice President                                         None

Ham, JoAnn                               Vice President                                         None

Hammond, Ned                             Vice President                                         None

Hano, Chip                               Vice President                                         None

Hayes, Derek B.                          Senior Vice President                                  None

Horan, Christopher                       Vice President                                         None

Hooper, Kristina                         Vice President                                         None

Hussey, John B.                          Vice President                                         None

Jacobs, Brian                            Senior Vice President                                  None

Jobe, Stephen R.                         Senior Vice President                                  None

Kanode, Dustin                           Vice President                                         None

Laing, Andy                              Vice President                                         None

Lynch, William E.                        Senior Vice President                                  None

Maginn, Stephen                          Executive Vice President                               None

Maloney, Andy                            Vice President                                         None

Meyer, Wayne                             Vice President                                         None

Meyers, Andrew J.                        Executive Vice President                               None

Milburn, Lee                             Vice President                                         None

Moyer, Fiora N.                          Vice President                                          None

Murphy, George                           Vice President                                         None

Murphy, Kerry A.                         Vice President                                         None

Neugebauer, Phil J.                      Senior Vice President                                  None

Nguyen, Vinh T.                          Vice President, Controller                             None

Pearlman, Joffrey H.                     Vice President                                         None

Pisapia, Glynne                          Vice President                                         None

Poli, Frank C.                           Vice President, Compliance Officer                     None

Quigley, Jennifer                        Vice President                                         None

Rokose, Bob                              Vice President                                         None

Rose, Scott                              Vice President                                         None

Rotelli, Steve                           Vice President                                         None

Russo, Anne Marie                        Vice President                                         None

Sambrook, Jim                            Vice President                                         None

Schlingheyde, Keith                      Vice President                                         None

Schott, Newton B., Jr.                   Executive Vice President, Secretary,                   None
                                         Chief Administrative, Legal Officer

Smith, Cathy                             Vice President                                         None

Smith Jr., Eugene M.                     Vice President                                         None

Smith, Marty                             Vice President                                         None

Spezakis, Zinovia                        Senior Vice President                                  None

Teceno, Fred                             Vice President                                         None

Thomas, William H., Jr.                  Senior Vice President                                  None

Thompson, Kate                           Vice President                                         None

Treadway, Stephen J.                     Chairman, President and Chief                          None
                                         Executive Officer

Troyer, Paul H.                          Senior Vice President                                  None

Vlachos, Teresa                          Vice President                                         None

Willett, Nick                            Senior Vice President                                  None

Zimmerman, Glen A.                       Vice President                                         None

______________________
* The business address of all officers of the Distributor is either 2187 Atlantic Street, Stamford, CT 06902 or 800 Newport Center Drive, Newport Beach, CA 92660.

Item 28.  Location of Accounts and Records

          The account books and other documents required to be maintained by Registrant pursuant to Section 22(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of Pacific Investment Management Company, 840 Newport Center Drive, Newport Beach, California 92660, State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, Missouri 64105, and Shareholder Services, Inc., P.O. Box 5866, Denver, Colorado 80217.

Item 29.  Management Services

          Not applicable

Item 30.  Undertakings

          Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act"), the Registrant certifies that it meets all of the requirements for effectiveness of this post effective amendment to its Registration Statement under 485(b) pursuant to the Securities Act and has duly caused this post-effective amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington in the District of Columbia on the 4th day of December, 2001.

                                   PIMCO FUNDS
                                  (Registrant)

                             By:   ___________________________________
                                   R. Wesley Burns*
                                   President

                           *By:             /s/ Robert Helm
                                   ___________________________________
                                   Robert W. Helm, as attorney-in-fact

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature                                Title                  Date


_____________________________            Trustee                December 4, 2001
Guilford C. Babcock*


____________________________             Trustee                December 4, 2001
Thomas P. Kemp*


____________________________            Trustee                 December 4, 2001
Brent R. Harris*


____________________________            Trustee                 December 4, 2001
William J. Popejoy*


____________________________            Trustee                 December 4, 2001
Vern O. Curtis*



____________________________            Trustee                 December 4, 2001
E. Philip Cannon**


____________________________            Trustee                 December 4, 2001
J. Michael Hagan**

________________________                President               December 4, 2001
R. Wesley Burns*                        (Principal Executive
                                        Officer)

____________________________            Treasurer               December 4, 2001
John P. Hardaway*                       (Principal Financial
                                        and Accounting
                                        Officer)


*By:     /s/ Robert W. Helm
        ---------------------------------
        Robert W. Helm,
        as attorney-in-fact

___________________
* Pursuant to power of attorney filed with Post-Effective Amendment No. 36 to Registration Statement No. 33-12113 on July 11, 1997.

** Pursuant to power of attorney filed with Post-Effective Amendment No. 54 to the Registration Statement No. 33-12113.